                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-137860


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------
                            VARIABLE SEPARATE ACCOUNT
                 SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

         POLARIS PLATINUM II DATED JANUARY 29, 2007 (B4304PRO, B4306PRO)
       POLARIS PLATINUM II DATED JANUARY 2, 2007 (R3456PNR.5, R3456PRO.6,
                             B3884PRO.3, B3483PRO.6)
          POLARIS II PLATINUM SERIES DATED JANUARY 2, 2007 (R3908PRO.1)
         POLARIS PREFERRED SOLUTION DATED JANUARY 2, 2007 (R4142PRO.1)
                POLARIS CHOICE II DATED MAY 1, 2006 (B3885PRO.1)
        POLARIS CHOICE III DATED JANUARY 2, 2007 (B4221PRO.1, R4180PRO.1)
             POLARIS CHOICE III DATED JANUARY 29, 2007 (B4307PRO.1)
           POLARIS ADVISOR VARIABLE DATED JANUARY 2, 2007 (R3463PRO.2)
--------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT FOUR
                  SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS

            ANCHOR ADVISOR DATED MAY 1, 2006 (V1648PRO.4, V1732PRO.4)
--------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT FIVE
                 SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

              SEASONS SELECT II DATED JANUARY 2, 2007 (J3547PRO.6)
                SEASONS ELITE DATED JANUARY 2, 2007 (J4199PRO.1)
              SEASONS ADVISOR II DATED JANUARY 2, 2007 (J3548PRO.6)
          SEASONS PREFERRED SOLUTION DATED JANUARY 2, 2007 (J3730PRO.1)
--------------------------------------------------------------------------------
                         VARIABLE ANNUITY ACCOUNT SEVEN
                 SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

                POLARIS PLUS DATED JANUARY 2, 2007 (R2066PRO.4)
          POLARIS II ASSET MANAGER DATED AUGUST 28, 2006 (R2570PRO.3)
      POLARIS II A-CLASS PLATINUM SERIES DATED JANUARY 2, 2007 (R3855PRO.3)
--------------------------------------------------------------------------------

THE FOLLOWING IS ADDED TO THE "OTHER INFORMATION" SECTION OF THE PROSPECTUS:

American International Group, Inc.'s ("AIG") Annual Report on Form 10-K for the year ended December 31, 2006 was filed on March 1, 2007 with the Securities and Exchange Commission ("SEC").

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281


Dated: March 2, 2007

                Please keep this Supplement with your Prospectus

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT FIVE
                               SUPPLEMENT TO THE
                SEASONS SELECT II VARIABLE ANNUITY (J3547PRO.6)
                        PROSPECTUS DATED JANUARY 2, 2007
--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS IS HEREBY CHANGED TO FEBRUARY 13, 2007.

THE FOLLOWING IS ADDED TO THE FEE TABLES ON PAGE 6 OF THE PROSPECTUS:

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(calculated as the percentage of Benefit Base which is initially equal to Purchase Payments made in the first contract year and Purchase Payments made in contract years 2-5 capped each year at 100% of the Purchase Payments made in the first year adjusted for excess withdrawals during the applicable period. Thereafter, on each contract anniversary during the first 10 contract years, the Benefit Base is increased to the greater of (a) or (b) where (a) is the highest contract anniversary value (less Purchase Payments in excess of the annual cap in contract years 2-5 and all Purchase Payments made after the first five years) and (b) is the current Benefit Base plus a bonus, if eligible; and adjusted for excess withdrawals during the applicable period)*

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT                      ANNUALIZED FEE
-------------------------------------------                   ---------------------
For One Covered Person......................................  0.65% of Benefit Base
For Two Covered Persons.....................................  0.90% of Benefit Base

* MarketLock for Life Plus is an optional guaranteed minimum withdrawal benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. Excess withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.

THE FOLLOWING REPLACES THE MAXIMUM EXPENSE EXAMPLES LOCATED ON PAGE 6 AND 7 OF THE PROSPECTUS:

MAXIMUM EXPENSE EXAMPLES

IF YOU ELECT SEASONS REWARDS PROGRAM:

(assuming maximum separate account annual expenses of 1.80%, including the optional enhanced death benefit and EstatePlus feature, the optional MarketLock For Life Plus feature (0.90%), and investment in an Underlying Fund with total expenses of 1.75%.)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,361            $2,088            $2,926            $4,710
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:(5)

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $318             $  971            $1,649            $3,457
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $461             $1,388            $2,326            $4,710
---------------------------------------------------------------------
---------------------------------------------------------------------

---------------

(5) You do not pay fees for optional features once you annuitize your contract; therefore, examples reflecting annuitization do not include fees for optional features.

MAXIMUM EXPENSE EXAMPLES

IF YOU DO NOT ELECT SEASONS REWARDS PROGRAM:

(assuming maximum separate account annual expenses of 1.80%, including the optional enhanced death benefit and EstatePlus feature, the optional MarketLock For Life Plus feature (0.90%), and investment in an Underlying Fund with total expenses of 1.75%.)

(1) If you surrender your contract at the end of the applicable time period:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
    $1,152            $1,961            $2,680            $4,617
---------------------------------------------------------------------
---------------------------------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:(5)

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $318             $  971            $1,649            $3,457
---------------------------------------------------------------------
---------------------------------------------------------------------

(3) If you do not surrender your contract:

    1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------
---------------------------------------------------------------------
     $452             $1,361            $2,280            $4,617
---------------------------------------------------------------------
---------------------------------------------------------------------

---------------

(5) You do not pay fees for optional features once you annuitize your contract; therefore, examples reflecting annuitization do not include fees for optional features.

THE FOLLOWING IS ADDED TO THE MARKETLOCK SECTION UNDER THE OPTIONAL LIVING BENEFITS HEADING IN THE PROSPECTUS:

MARKETLOCK FOR LIFE PLUS

What is MarketLock For Life Plus?

MarketLock For Life Plus is an optional guaranteed minimum withdrawal feature, available for an additional fee. The feature is designed to help you create a guaranteed income stream that may last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero. The feature guarantees withdrawals based on the highest contract anniversary value plus a potential bonus amount. Thus, MarketLock For Life Plus may offer protection in the event your contract value declines due to unfavorable investment performance or certain withdrawal activity, that you live longer than expected or any combination of these factors. You may never need to rely on MarketLock For Life Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Purchase Payments received in the contract's first five years are included in the Benefit Base.

Please note that this feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing the contract value, deducting applicable withdrawal charges, free withdrawal amounts and all other benefits, features and conditions of your contract. Please see the ACCESS TO YOUR MONEY section in the prospectus.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and want to ensure that these withdrawals are not considered excess withdrawals under the feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR LIFE PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

When and how may I elect MarketLock For Life Plus?

You may elect MarketLock For Life Plus at the time of contract issue for immediate effectiveness; if we allow you to elect the feature after purchasing your contract, the feature is effective on the first contract anniversary after your election (the "Effective Date"). You cannot elect this feature if you elect any other optional living benefit. You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons who's lifetime withdrawals are guaranteed under MarketLock For Life Plus as the "Covered Person(s)." There are age parameters applicable to this feature which drive whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to owner(s) apply to the annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.

IF YOU ELECT ONE COVERED PERSON:

-------------------------------------------------------------------
                                             Covered Person
                                      -----------------------------
                                      -----------------------------
                                       Minimum Age   Maximum Age(1)
-------------------------------------------------------------------
 One Owner                                  50             75
-------------------------------------------------------------------
 Joint Owners (based on the
 age of the older Owner)                    50             75
-------------------------------------------------------------------

IF YOU ELECT TWO COVERED PERSONS:

------------------------------------------------------------------------------------------------
                                            Covered Person #1            Covered Person #2
------------------------------------------------------------------------------------------------
                                       Minimum Age   Maximum Age(1)  Minimum Age  Maximum Age(1)
------------------------------------------------------------------------------------------------
 NON-QUALIFIED:
 Joint Owners                               50             75            50             85
------------------------------------------------------------------------------------------------
 NON-QUALIFIED:
 One Owner with Spousal Beneficiary         50             75            50            N/A
------------------------------------------------------------------------------------------------
 QUALIFIED:
 One Owner with Spousal Beneficiary         50             75            50            N/A
------------------------------------------------------------------------------------------------

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

N/A = Not applicable because feature availability is based on the younger Owner. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life Plus work?

MarketLock For Life Plus automatically locks-in the greater of two values in determining the Covered Person(s) guaranteed lifetime benefit. For 10 years following the Effective Date, the feature annually locks-in the highest Anniversary Value or the Benefit Base plus a bonus amount, as described below. You may extend the period over which the feature locks-in the highest Anniversary Value beyond 10 years; however, the bonus amount is only available for the first 10 years following the Effective Date.

MarketLock For Life Plus automatically locks-in a new Benefit Base each year based on the greater of the highest Anniversary Value or the Benefit Base increased by a bonus amount during the first 10 years of your contract. The bonus amount (the "Bonus") is calculated as 6% of the Bonus Base, defined below. The Bonus may only be added to the Benefit Base if no withdrawals are taken in a contract year. For instance, if you take a withdrawal in year 2, you will not be eligible for a Bonus to be added to your Benefit Base on your second contract anniversary; however, if you do not take a withdrawal in year 3, you will be eligible for a Bonus to be added to your Benefit Base on your third contract anniversary. Please see "How are the components of MarketLock For Life Plus calculated?" below for details.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

-----------------------------------------------------------------------------
                                                               MAXIMUM
                                                               ANNUAL
                                                               WITHDRAWAL
AGE OF THE COVERED PERSON AT TIME OF FIRST WITHDRAWAL          PERCENTAGE*
-----------------------------------------------------------------------------
 At least age 50 but prior to 65th Birthday                    4%
-----------------------------------------------------------------------------
 At least age 65 but prior to 76th Birthday                    5%
-----------------------------------------------------------------------------
 On or after 76th birthday                                     6%
-----------------------------------------------------------------------------

Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

---------------------------------------------------------------------------------
                                                                   MAXIMUM
                                                                   ANNUAL
AGE OF THE YOUNGER COVERED PERSON OR SURVIVING COVERED PERSON AT   WITHDRAWAL
TIME OF FIRST WITHDRAWAL                                           PERCENTAGE*
---------------------------------------------------------------------------------
 At least age 50 but prior to 65th Birthday                        4%
---------------------------------------------------------------------------------
 At least age 65 but prior to 76th Birthday                        5%
---------------------------------------------------------------------------------
 On or after 76th birthday                                         6%
---------------------------------------------------------------------------------

* The amount of any withdrawal, including any charges applicable to the withdrawal, must be within the Maximum Annual Withdrawal Amount. If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based on this contract) is greater than the Maximum Annual Withdrawal Amount (defined below) in any given year, no portion of the RMD withdrawal will be treated as an excess withdrawal (also defined below). Any portion of a withdrawal that is greater than either the Maximum Annual Withdrawal Amount or the RMD amount (based only on this contract) will be considered an excess withdrawal. Please see "What are the effects of withdrawals on MarketLock For Life Plus?" below.

Are there investment requirements if I elect MarketLock For Life Plus?

Yes, as long as the feature is in effect, we require that you allocate your Purchase Payments and subsequent Purchase Payments in accordance with the investment requirements listed below.

-------------------------------------------------------------------------------------------
                                                           VARIABLE PORTFOLIOS
INVESTMENT GROUP      INVESTMENT REQUIREMENT              AND/OR FIXED ACCOUNTS
-------------------------------------------------------------------------------------------
 A. Non Restricted    Minimum 0%               SEASONS STRATEGIES
                      Maximum 100%               Growth Strategy
                                                 Moderate Growth Strategy
                                                 Balanced Growth Strategy
                                                 Conservative Growth Strategy
                                               SELECT PORTFOLIOS
                                                 Diversified Fixed Income Portfolio
                                                 Strategic Fixed Income Portfolio
                                                 Cash Management Portfolio
                                               MANAGED ALLOCATION PORTFOLIOS
                                                 Allocation Moderate Growth Portfolio
                                                 Allocation Moderate Portfolio
                                                 Allocation Balanced Portfolio
                                               DCA FIXED ACCOUNTS
                                                 DCA 6-month*
                                                 DCA 12-month*
                                               FIXED ACCOUNTS
                                                 1-Year Fixed (if available)
-------------------------------------------------------------------------------------------
 B. Equity Maximum    Minimum 0%               SELECT PORTFOLIOS
                      Maximum 15%                Large Cap Growth Portfolio
                                                 Large Cap Composite Portfolio
                                                 Large Cap Value Portfolio
                                                 Mid Cap Growth Portfolio
                                                 Mid Cap Value Portfolio
                                                 Small Cap Portfolio
                                                 International Equity Portfolio
                                               FOCUSED PORTFOLIOS
                                                 Focus Growth Portfolio
                                                 Focus Growth and Income Portfolio
                                                 Focus Value Portfolio
                                                 Focus TechNet Portfolio
-------------------------------------------------------------------------------------------
 C. Fully Restricted  No Investment Allowed    MANAGED ALLOCATION PORTFOLIOS
                                                 Allocation Growth Portfolio
-------------------------------------------------------------------------------------------

* The DCA 6-Month and DCA 12-Month fixed accounts are not available if you elect the Seasons Rewards program.

Your allocation instructions accompanying any Purchase Payment must comply with the investment requirements, listed above, in order for your application or subsequent Purchase Payment to be considered in good order. Please see Allocation of Purchase Payments in the prospectus. We will automatically enroll you in the Automatic Asset Rebalancing Program, with quarterly rebalancing because market performance and withdrawal activity may result in your contract's allocations going outside these restrictions. This will ensure that your allocations are rebalanced quarterly to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current Automatic Asset Rebalancing Program instructions on file. If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Purchase Payment and implement those at the next rebalancing. Please see Automatic Asset Rebalancing Program in the prospectus. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment restrictions, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements at least 30 days in advance.

How are the components for MarketLock For Life Plus calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

1. 100% of Purchase Payments received during the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments. If the feature is elected after contract issue, Purchase Payments received from the Effective Date through contract year 5 are capped in each year at an amount equal to 100% of the Purchase Payments received during the first contract year.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Values, as defined below. PLEASE SEE SEASONS REWARDS AND THE SPOUSAL CONTINUATION SECTION IN THE PROSPECTUS. Total Eligible Purchase Payments are limited to $1 million without our prior Company approval.

Second, we consider the BONUS PERIOD and the BENEFIT BASE EVALUATION PERIOD. The Bonus Period is the period of time over which we calculate the potential Bonus. The Benefit Base Evaluation Period is the period of time over which we will consider Anniversary Values and if greater, the Benefit Base plus Bonus during the Bonus Period. The Bonus Period and the Benefit Base Evaluation Period begin on the Effective Date and end 10 years later. On the expiration of the Benefit Base Evaluation Period, you may contact us to extend the Benefit Base Evaluation Period. Please see "CAN I EXTEND THE BENEFIT BASE EVALUATION PERIOD BEYOND 10 YEARS?" below. However, you cannot extend the Bonus Period.

Third, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Benefit Base Evaluation Period minus any Ineligible Purchase Payments.

Fourth, we determine the BENEFIT BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Benefit Base is the contract value on the Effective Date. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" below. On each contract anniversary, we determine if the Benefit Base should be increased based on the maximum Anniversary Value or any available Bonus. The calculation and components of this determination are detailed below.

     CALCULATION OF THE BENEFIT BASE WHEN BONUS IS NOT AVAILABLE OR AFTER BONUS PERIOD ENDS:

     On each contract anniversary occurring during the Benefit Base Evaluation Period, the Benefit Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than both (a) and (b), where:

        (a) is the current Benefit Base; and

        (b) is all previous maximum Anniversary Values during the Benefit Base Evaluation Period.

     CALCULATION OF THE BENEFIT BASE WHEN BONUS IS AVAILABLE:

     The Bonus Base is used to calculate the Bonus during the Bonus Period. The Bonus is calculated as a percentage of the Bonus Base. The Bonus Base is used solely to calculate the Bonus. The initial Bonus Base is equal to the initial Eligible Purchase Payment.

     On each contract anniversary during the Bonus Period, we determine the amount by which the Bonus Base and/or the Benefit Base could increase. The components used to determine this amount are:

        (a) the Benefit Base calculated based on the maximum Anniversary Value; and

        (b) the Bonus plus the current Benefit Base.

     If (a) is greater than (b), the Bonus Base and the Benefit Base are increased to the current Anniversary Value. If (b) is greater than (a), the Benefit Base is increased by the Bonus and the Bonus Base remains unchanged.

The Bonus Base is increased each time subsequent Eligible Purchase Payments are made. The Bonus Base also increases when the Benefit Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Benefit Base and all previous maximum Anniversary Values. The Bonus Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the Contract Value is reduced by the Excess Withdrawal. The Bonus Base is not used in the calculation of the Contract Value or any other benefits under the Contract.

The Benefit Base and Bonus Base are increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any excess withdrawals, defined below, are taken. Other than adjustments made for excess withdrawals, the Benefit

Base and Bonus Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Benefit Base Evaluation Period will not result in a lower Benefit Base or lower Bonus Base.

Finally, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each contract year. The Maximum Annual Withdrawal Amount is calculated by multiplying the current Benefit Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. If the Benefit Base is increased on a contract anniversary, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The Maximum Annual Withdrawal Amount may also be decreased due to Excess Withdrawals. Please see What are the Effects of Withdrawals on MarketLock For Life Plus? below.

What is the fee for MarketLock For Life Plus?

The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 For One Covered Person                        0.65% of Benefit Base
----------------------------------------------------------------------
 For Two Covered Persons                       0.90% of Benefit Base
----------------------------------------------------------------------

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Benefit Base due to an adjustment to a higher Anniversary Value, addition of a Bonus, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Benefit Base and Bonus Base may change over time as a result of the timing and amount of withdrawals.

Any withdrawals in a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount do not reduce the Benefit Base or Bonus Base. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you plan to take withdrawals in any years during the Bonus Period, a Bonus will not be added to your Benefit Base in those years.

You may take withdrawals during a contract year up to or less than the Maximum Annual Withdrawal Amount. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

The impact of withdrawals and the effect on each component of MarketLock For Life Plus are further explained below:

     BENEFIT BASE AND BONUS BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the Benefit Base and Bonus Base are not reduced for those withdrawals. Excess Withdrawals as described above reduce the Benefit Base and Bonus Base as follows:

     For each Excess Withdrawal taken, the Benefit Base and Bonus Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     Since Excess Withdrawals reduce the Bonus Base, it will result in the reduction of the amount of the Bonus.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased (as described above under "How are the components for MarketLock For Life Plus calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is reduced to zero but the Benefit Base is greater than zero, guaranteed withdrawals will continue to be payable over the lifetime of the Covered Person(s). However, if at any time an Excess Withdrawal reduces your contract value to zero, no benefit remains, the Benefit Base Evaluation Period and the Bonus Period end and Bonus Base equals zero.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Can I extend the Benefit Base Evaluation Period beyond 10 years?

There is an option for extension as long as the feature is still in effect and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension. IN ORDER TO EXTEND THE BENEFIT BASE EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE BENEFIT BASE EVALUATION PERIOD. If you elect to extend the Benefit Base Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new Benefit Base Evaluation Period. See "How are the components for MarketLock For Life Plus calculated?" Also, if you extend the Benefit Base Evaluation Period, you should note that the components of the feature will change to those in effect at the time you elect to extend, including the fee and investment requirements, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the Benefit Base Evaluation Period.

If you do not contact us at the end of each Benefit Base Evaluation Period to extend the Benefit Base Evaluation Period, an extension will no longer be available and the Benefit Base will no longer be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Benefit Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Benefit Base Evaluation Period and you will not be permitted to extend the Benefit Base Evaluation Period in the future.

Can I extend the Bonus Period beyond 10 years?

No. The Bonus Period may not be extended. However, the Benefit Base Evaluation Period as described above may be extended.

What happens to MarketLock For Life Plus upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract if the contract value is greater than zero, without MarketLock For Life Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract with MarketLock For Life Plus and its corresponding fee.

The components of the feature will not change as a result of a spousal continuation. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on: (1) the age of the younger Covered Person when the first withdrawal was taken or the age of the surviving Covered Person; and (2) the Benefit Base at the time of spousal continuation if no withdrawals were taken prior to the continuation.

If spousal continuation occurs during the Benefit Base Evaluation Period and/or Bonus Period, if applicable, the continuing spouse will continue to receive any increases to the Benefit Base during the remaining Benefit Base Evaluation Period and/or Bonus Period. Any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the Benefit Base Evaluation Period upon the expiration of the period. (See "Can I extend the Benefit Base Evaluation Period beyond 10 years?" above).

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Life Plus upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock For Life Plus. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Life Plus upon the Latest Annuity Date?

If the contract value and the Benefit Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Annuity Income Option 3, as described in the INCOME OPTIONS section in the prospectus. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can MarketLock For Life Plus be cancelled?

MarketLock For Life Plus may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary after the 10th contract anniversary. Once MarketLock For Life Plus is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock For Life Plus will no longer apply to your contract. You may not extend the Benefit Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus after cancellation.

Are there circumstances under which MarketLock For Life Plus will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender or termination of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or

     6. Death of the surviving Covered Person, if two are elected; or

     7. A change that removes all Covered Persons from the contract except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Life Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Life Plus. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for MarketLock For Life Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "Can MarketLock For Life Plus be cancelled?"

THE FOLLOWING IS ADDED TO EXPENSES SECTION OF THE PROSPECTUS:

MARKETLOCK FOR LIFE PLUS FEE

The annualized MarketLock for Life Plus fee will be assessed as a percentage of the Benefit Base for all years in which the feature is in effect. The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in the available Fixed Accounts which in total equal the amount of the fee. If your contract value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the Benefit Base is adjusted upwards due to an adjustment to a higher Anniversary Value, addition of a Bonus, or subsequent Eligible Purchase Payment, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 For One Covered Person                        0.65% of Benefit Base
----------------------------------------------------------------------
 For Two Covered Persons                       0.90% of Benefit Base
----------------------------------------------------------------------

THE FOLLOWING IS ADDED TO THE MARKETLOCK SECTION OF THE OPTIONAL LIVING BENEFIT EXAMPLES APPENDIX OF THE PROSPECTUS:

MARKETLOCK FOR LIFE PLUS EXAMPLES

The following examples demonstrate the operation of the MarketLock and MarketLock for Two features:

EXAMPLE 1:

     Assume you elect MarketLock for Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $103,000.

     Your initial Benefit Base and Bonus Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Bonus on the first anniversary is calculated as the Bonus Percentage (6%) multiplied by the Bonus Base ($100,000) which equals $6,000. On your first contract anniversary, your Benefit Base is adjusted to $106,000 which equals the greatest of your current Benefit Base ($100,000), your contract value ($103,000), or your Bonus plus your current Benefit Base ($6,000 + $100,000).

     Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st contract anniversary is 5% of the Benefit Base (5% x
     $106,000 = $5,300). Therefore, as of your 1st contract anniversary, you may take withdrawals of up to $5,300 each year as long as the Covered Person(s) is(are) alive and you do not take any excess withdrawals.

EXAMPLE 2:

     Assume you elect MarketLock for Life Plus, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th contract anniversary. Assume further that on your 1st contract anniversary, your contract value increases to $103,000, but through each subsequent policy year, there is effectively 0% growth net of fees in your contract value. Therefore, your Benefit Base and Bonus Base do not increase due to a maximum Anniversary Value. Your contract values, Benefit Bases, Bonus Bases, and Bonuses are given as follows:

---------------------------------------------------------------------------------------------------------
CONTRACT ANNIVERSARY     CONTRACT VALUE        BENEFIT BASE          BONUS BASE             BONUS
---------------------------------------------------------------------------------------------------------
         1st                $103,000             $106,000             $100,000              $6,000
---------------------------------------------------------------------------------------------------------
         2nd                $223,000             $218,000             $200,000             $12,000
---------------------------------------------------------------------------------------------------------
         3rd                $223,000             $230,000             $200,000             $12,000
---------------------------------------------------------------------------------------------------------
         4th                $223,000             $242,000             $200,000             $12,000
---------------------------------------------------------------------------------------------------------
         5th                $253,000             $285,800             $230,000             $13,800
---------------------------------------------------------------------------------------------------------
         6th                $303,000             $299,600             $230,000             $13,800
---------------------------------------------------------------------------------------------------------

     Since the Benefit Base equals the Benefit Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Benefit Base at the time of deposit equals $206,000 ($106,000 + $100,000). $20,000 of the $120,000 Purchase Payment is considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the 1st contract year (100% of $100,000). On your 2nd contract anniversary, your Bonus is $12,000 (6% X $200,000) and your Benefit Base equals $218,000 ($206,000 + $12,000). Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $10,900 if you were to start taking withdrawals after the 2nd contract anniversary (5% of the $218,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Bonus and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment of $30,000 in year 5, your new Benefit Base equals $272,000 ($242,000 + $30,000). On your 5th contract anniversary, your Bonus Base is $230,000 and your Bonus equals $13,800 ($230,000 X 6%). Your Benefit Base equals $285,800 ($272,000 + $13,800). Any Purchase Payments made on or after your 5th contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Bonus Base, or Bonus. A maximum Anniversary Value is not attained on the 6th contract anniversary since the contract value of $303,000 is reduced by Ineligible Purchase Payments of $70,000 ($20,000 + $50,000). Therefore, your Benefit Base is $299,600 ($285,800 +
     $13,800). If you were to start taking withdrawals after the 6th contract anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $14,980 (5% of the $299,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $14,980 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 3:

     Assume you elect MarketLock for Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your contract values, Benefit Bases, Bonus Bases, and Bonuses are as follows:

---------------------------------------------------------------------------------------------------------
CONTRACT ANNIVERSARY     CONTRACT VALUE        BENEFIT BASE          BONUS BASE             BONUS
---------------------------------------------------------------------------------------------------------
         1st                $103,000             $106,000             $100,000              $6,000
---------------------------------------------------------------------------------------------------------
         2nd                $115,000             $115,000             $115,000               N/A*
---------------------------------------------------------------------------------------------------------
         3rd                $107,000             $121,900             $115,000              $6,900
---------------------------------------------------------------------------------------------------------
         4th                $110,000             $128,800             $115,000              $6,900
---------------------------------------------------------------------------------------------------------
         5th                $140,000             $140,000             $140,000               N/A*
---------------------------------------------------------------------------------------------------------
         6th                $145,000             $148,400             $140,000              $8,400
---------------------------------------------------------------------------------------------------------

     * The Benefit Base calculated based on the maximum anniversary value is greater than the Bonus plus the Benefit Base; therefore, the Bonus Base and Benefit Base are increased to the current anniversary value, and the Benefit Base is not increased by the Bonus.

     On your 6th contract anniversary, your contract value is $145,000, and your Benefit Base is stepped-up to $148,400 and Bonus Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,420 (5% of the $148,400 Benefit Base). Therefore, if you do not take any excess withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $7,420 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 4 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
             AMOUNT:

     Assume you elect MarketLock for Life Plus, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th contract anniversary. Contract values, Benefit Base values, Bonus Base values, and Bonus amounts are as described in EXAMPLE 3 above. Also assume that during your 7th contract year, after your 6th contract anniversary, your contract value is $107,920 and you make a withdrawal of $11,440. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,420), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,440 - $7,420), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,420. Your contract value after this portion of the withdrawal is $100,500 ($107,920 - $7,420), but your Benefit Base and Bonus Base are unchanged. Next, we recalculate your Benefit Base, Bonus Base and Bonus by reducing the Benefit Base and Bonus Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,020/$100,500 = 4%). The Benefit Base is adjusted to $142,464 ($148,400 minus 4% of $148,400 equals $5,936). The Bonus Base is adjusted to $134,400($140,000 minus 4% of $140,000 equals $5,600). Your new
     Bonus is 6% of your new Bonus Base (6% X $134,400), which equals $8,064. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage ($142,464 X 5%), which equals $7,123.20. Therefore, if you do not take additional excess withdrawals, you may take up to $7,123.20 each year as long as the Covered Person(s) is(are) alive.

Dated: February 13, 2007

                Please keep this Supplement with your Prospectus

                            (Seasons Select II LOGO)
                                   PROSPECTUS
                                January 2, 2007

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                              issued by Depositor,
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT FIVE

                                                         SELECT PORTFOLIOS
                               Managed by:
LARGE CAP GROWTH               AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Janus Capital Management LLC.
LARGE CAP COMPOSITE            AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., T. Rowe Price Associates, Inc.
LARGE CAP VALUE                AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP GROWTH                 AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP VALUE                  AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Lord, Abbett & Co. LLC.
SMALL CAP                      AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., ClearBridge Advisors, LLC.
INTERNATIONAL EQUITY           AIG Global Investment Corp., Goldman Sachs Asset Management Int'l., Lord, Abbett & Co. LLC.
DIVERSIFIED FIXED INCOME       AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Wellington Management Company, LLP.
STRATEGIC FIXED INCOME         AIG Global Investment Corp., Franklin Advisers, Inc., Western Asset Management Company
CASH MANAGEMENT                Columbia Management Advisors, LLC

                                                        FOCUSED PORTFOLIOS
                               Managed by:
FOCUS GROWTH                   AIG SunAmerica Asset Management Corp., Janus Capital Management LLC., Marsico Capital Management,
                               LLC.
FOCUS GROWTH AND INCOME        AIG SunAmerica Asset Management Corp., Marsico Capital Management, LLC., Thornburg Investment
                               Management, Inc.
FOCUS VALUE                    J.P. Morgan Investment Inc., Northern Trust Investments, N.A., Third Avenue Management, LLC.
FOCUS TECHNET                  AIG SunAmerica Asset Management Corp., BAMCO, Inc., RCM Capital Management LLC.

                                               SEASONS MANAGED ALLOCATION PORTFOLIOS
                               Managed by:
ALLOCATION GROWTH              Ibbotson Associates Advisors, LLC.
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

                                                        SEASONS STRATEGIES
                               Managed by:
                               AIG SunAmerica Asset Management Corp., Janus Capital Management LLC, Lord, Abbett & Co. LLC, Putnam
                               Investment Management, LLC., T. Rowe Price, Wellington Management Company, LLP.
GROWTH STRATEGY                (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Growth Portfolio)
MODERATE GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income/ Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY   (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income Portfolio)

THIS VARIABLE ANNUITY PROVIDES AN OPTIONAL PAYMENT ENHANCEMENT FEATURE. IF YOU ELECT THIS FEATURE, IN EXCHANGE FOR PAYMENT ENHANCEMENTS CREDITED TO YOUR CONTRACT, YOUR SURRENDER CHARGE SCHEDULE WILL BE LONGER AND GREATER THAN IF YOU CHOSE NOT TO ELECT THIS FEATURE. THESE WITHDRAWAL CHARGES MAY OFFSET THE VALUE OF ANY PAYMENT ENHANCEMENT, IF YOU MAKE AN EARLY WITHDRAWAL.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated January 2, 2007. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY....................................................    3
HIGHLIGHTS..................................................    4
FEE TABLES..................................................    6
    Maximum Owner Transaction Expenses......................    6
    Separate Account Annual Expenses........................    6
    Additional Optional Feature Fees........................    6
    Underlying Fund Expenses................................    6
EXAMPLES....................................................    7
THE SEASONS SELECT(II) VARIABLE ANNUITY.....................    9
PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY............   10
    Allocation of Purchase Payments.........................   10
    Seasons Rewards Program.................................   11
    Accumulation Units......................................   13
    Free Look...............................................   14
    Exchange Offers.........................................   14
INVESTMENT OPTIONS..........................................   14
    Variable Portfolios.....................................   14
    Select and Focused Portfolios...........................   15
    Seasons Managed Allocation Portfolios...................   16
    Seasons Strategies......................................   16
    Fixed Accounts..........................................   19
    Dollar Cost Averaging Program...........................   20
    Transfers During the Accumulation Phase.................   20
    Automatic Asset Rebalancing Program.....................   22
    Return Plus Program.....................................   23
    Voting Rights...........................................   23
    Substitution, Addition or Deletion of Variable
     Portfolios.............................................   23
ACCESS TO YOUR MONEY........................................   23
    Free Withdrawal Provision...............................   24
    Systematic Withdrawal Program...........................   25
    Nursing Home Waiver.....................................   25
    Minimum Contract Value..................................   25
    Qualified Contract Owners...............................   26
OPTIONAL LIVING BENEFITS....................................   26
    MarketLock and MarketLock For Two.......................   26
    MarketLock..............................................   27
    MarketLock For Two......................................   32
    Seasons Income Rewards..................................   37
    Seasons Promise.........................................   42
DEATH BENEFITS..............................................   43
    Death Benefit Options...................................   45
    Standard Death Benefit..................................   45
    Optional Enhanced Death Benefit.........................   45
    Optional EstatePlus Benefit.............................   46
    Spousal Continuation....................................   47
EXPENSES....................................................   48
    Separate Account Expenses...............................   48
    Withdrawal Charges......................................   48
    Underlying Fund Expenses................................   49
    Contract Maintenance Fee................................   49
    Transfer Fee............................................   49
    Optional MarketLock Fee.................................   49
    Optional MarketLock For Two Fee.........................   50
    Optional Seasons Income Rewards Fee.....................   50
    Optional Seasons Promise Fee............................   50
    Optional Enhanced Death Benefit Fee.....................   50
    Optional EstatePlus Fee.................................   50
    Premium Tax.............................................   51
    Income Taxes............................................   51
    Reduction or Elimination of Charges and Expenses and
     Additional Amounts Credited............................   51
INCOME OPTIONS..............................................   51
    Annuity Date............................................   51
    Annuity Income Options..................................   51
    Fixed or Variable Annuity Income Payments...............   52
    Annuity Income Payments.................................   53
    Transfers During the Income Phase.......................   53
    Deferment of Payments...................................   53
TAXES.......................................................   53
    Annuity Contracts in General............................   53
    Tax Treatment of Distributions - Non-Qualified
     Contracts..............................................   54
    Tax Treatment of Distributions - Qualified Contracts....   54
    Minimum Distributions...................................   55
    Tax Treatment of Death Benefits.........................   56
    Contracts Owned by a Trust or Corporation...............   56
    Gifts, Pledges and/or Assignments of a Contract.........   56
    Diversification and Investor Control....................   57
OTHER INFORMATION...........................................   57
    AIG SunAmerica Life.....................................   57
    The Separate Account....................................   57
    The General Account.....................................   57
    Payments in Connection with Distribution of the
     Contract...............................................   58
    Administration..........................................   58
    Legal Proceedings.......................................   59
FINANCIAL STATEMENTS........................................   59
    Registration Statements.................................   60
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   61
APPENDIX A - CONDENSED FINANCIALS...........................  A-1
APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES...............  B-1
APPENDIX C - OPTIONAL LIVING BENEFIT EXAMPLES...............  C-1
APPENDIX D - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION..............................................  D-1
APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
  OF CERTAIN FEATURES AND BENEFITS..........................  E-1

GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date on which you select annuity income payments to begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

INCOME PHASE - The period, upon annuitization, during which we make annuity income payments to you.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

TRUST - Refers to the Seasons Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Select(II) Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in the Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and/or pre-allocated Seasons Strategies ("Variable Portfolios") and available Fixed Accounts. You may also elect to participate in the Seasons Rewards program of the contract that can provide you with Payment Enhancements to invest in your contract in exchange for a longer higher withdrawal charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in Seasons Rewards, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Please see PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios including distribution charges of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The percentage of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Seasons Rewards Program, withdrawal charges no longer apply to that Purchase Payment. Please see the FEE TABLE, PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. In addition, some of these features can provide a guaranteed income stream that may last as long as you live. See OPTIONAL LIVING BENEFITS in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available for an additional fee. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different annuity income options, including an option for annuity income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

Please see ALLOCATION OF PURCHASE PAYMENTS in the prospectus for the address to which you must send Purchase Payments.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. ELECTING THE SEASONS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE SEASONS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES
WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)

If Seasons Rewards is elected...................   9%
If Seasons Rewards is not elected...............   7%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

TRANSFER FEE
$25 per transfer after the first 15 transfers in any contract year.

CONTRACT MAINTENANCE FEE(2).....................  $35

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Separate Account Charge......................  1.40%
Optional Enhanced Death Benefit Fee..........  0.15%
Optional EstatePlus Fee(3)...................  0.25%
                                               -----
Total Separate Account Annual Expenses.......  1.80%

ADDITIONAL OPTIONAL FEATURE FEES
You may elect one of the following features: MarketLock, MarketLock For Two, Seasons Income Rewards or Seasons Promise described below.

OPTIONAL MARKETLOCK FEE(4)
(calculated as a percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, both adjusted for withdrawals during the applicable period)

                                              ANNUALIZED FEE
                                              --------------
All years in which the feature is in              0.65%
  effect....................................

OPTIONAL MARKETLOCK FOR TWO FEE(4,5)

(calculated as the percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted for excess withdrawals during the applicable period)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT   ANNUALIZED FEE
-------------------------------------------   --------------
Prior to Any Withdrawal.....................      0.40%
After the First Withdrawal..................      0.80%

OPTIONAL SEASONS INCOME REWARDS FEE(4)
(calculated as a percentage of your Purchase Payments received in the first 90 days, adjusted for withdrawals)

CONTRACT YEAR                          ANNUALIZED FEE
-------------                          --------------
0-7..................................       0.65%
8-10.................................       0.45%
11+..................................       none

OPTIONAL SEASONS PROMISE FEE(6)
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

CONTRACT YEAR                          ANNUALIZED FEE
-------------                          --------------
0-7..................................       0.50%
8-10.................................       0.25%
11+..................................       none

UNDERLYING FUND EXPENSES(7)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND
OPERATING EXPENSES                                                                               MINIMUM   MAXIMUM
----------------------------                                                                     -------   -------
(expenses that are deducted from Underlying Funds, including management fees, other expenses
and 12b-1 fees)................................................................................   0.86%     1.75%

FOOTNOTES TO THE FEE TABLE:

(1) Seasons Rewards is a bonus program. Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years as follows:

YEARS SINCE RECEIPT OF PURCHASE PAYMENT:....................   1     2     3     4     5     6     7     8     9    10+
Without Seasons Rewards.....................................  7%    6%    6%    5%    4%    3%    2%    0%    0%    0%
With Seasons Rewards........................................  9%    8%    7%    6%    6%    5%    4%    3%    2%    0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if an optional enhanced death benefit is also elected.

(4) Seasons Income Rewards, MarketLock, and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The applicable annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units invested in Variable Portfolios and reducing the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee.

(5) Excess Withdrawals refer to amounts exceeding the maximum annual withdrawal amount available at the time of withdrawal under this feature.

(6) Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from contract value by redeeming Accumulation Units invested in Variable Portfolios which in total equal the amount of the fee.

(7) As of March 31, 2006.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

                      IF YOU ELECT SEASONS REWARDS PROGRAM

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80%, including the optional enhanced death benefit and EstatePlus, the optional MarketLock For Two Fee (0.80%) and investment in an Underlying Fund with total expenses of 1.75%.)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,351   $2,060    $2,880     $4,628

(2) If you annuitize your contract at the end of the applicable time period(5):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $318     $971     $1,649     $3,457

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $451    $1,360    $2,280     $4,628

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.86%.)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,139   $1,437    $1,862     $2,703

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $229     $706     $1,210     $2,595

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $239     $737     $1,262     $2,703

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

                  IF YOU DO NOT ELECT SEASONS REWARDS PROGRAM

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.80%, including the optional enhanced death benefit and EstatePlus, the optional MarketLock For Two Fee (0.80%) and investment in an Underlying Fund with total expenses of 1.75%.)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,142   $1,933    $2,635     $4,537

(2) If you annuitize your contract at the end of the applicable time period(5):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $318    $  971    $1,649     $3,457

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $442    $1,333    $2,235     $4,537

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.86%.)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $934    $1,323    $1,637     $2,650

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $229     $706     $1,210     $2,595

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $234     $723     $1,237     $2,650

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in these Maximum Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus. The Maximum Expense Examples assume that the Benefit Base, which is used to calculate the fee, equals contract value and that no withdrawals are taken during the stated period.

4. Expense Examples with election of the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule and a 2% upfront Payment Enhancement.
5. You do not pay fees for optional features once you annuitize your contract; therefore, examples shown do not include fees for optional features.
THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.
 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

THE SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------
When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several benefits:

     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - OPTIONAL LIVING BENEFITS: If you elect an optional living benefit, the insurance company guarantees a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in the contract for at least 7 years, or 9 years if you elect to participate in the Seasons Rewards Program, SEE FEE TABLES ABOVE. Because of these potentials penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A SEASONS SELECT(II) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

                                              MINIMUM        MINIMUM AUTOMATIC
                       MINIMUM INITIAL       SUBSEQUENT         SUBSEQUENT
                       PURCHASE PAYMENT   PURCHASE PAYMENT   PURCHASE PAYMENT
                       ----------------   ----------------   -----------------
Qualified                  $ 2,000              $500               $100
Non-Qualified              $ 5,000              $500               $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required for prospectively issued contracts. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older owner is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax advisor before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us.

An initial Purchase Payment will be priced within two business days after it is received by us in good order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Purchase Payment is received in good order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file.

Purchase Payments submitted by check can only be accepted by the Company at the following address:

AIG SunAmerica Life Assurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase payments sent to the Annuity Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100330
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the appropriate address.

SEASONS REWARDS PROGRAM

If you are age 80 or younger at the time your contract is issued, you may elect to participate in this program. If you elect to participate in the Seasons Rewards program at contract issue, we contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards program may not perform as well as the contract without the feature.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Seasons Rewards program. However, you may use other Fixed Accounts, if available, for dollar cost averaging. SEE DOLLAR COST AVERAGING PROGRAM BELOW.

ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.

UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement rate. We periodically review and establish the upfront Payment Enhancement rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.

DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement rate. We periodically review and establish the deferred Payment Enhancement rates and deferred Payment Enhancement dates. The deferred Payment Enhancement rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

THE SEASONS REWARDS APPENDIX ILLUSTRATES HOW WE CALCULATE ANY APPLICABLE DEFERRED PAYMENT ENHANCEMENT AMOUNT.

We will not allocate any applicable deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the deferred Payment Enhancement date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments less withdrawals made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments, less withdrawals, bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Variable Portfolio, for a deferred Look Back Adjustment.

THE SEASONS REWARDS APPENDIX PROVIDES AN EXAMPLE OF THE 90 DAY WINDOW PROVISION.

CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:

-----------------------------------------------------------------------------------------
                                   UPFRONT PAYMENT    DEFERRED PAYMENT
       ENHANCEMENT LEVEL           ENHANCEMENT RATE   ENHANCEMENT RATE
-----------------------------------------------------------------------------------------
 Under $500,000                           4%                 0%
-----------------------------------------------------------------------------------------
 $500,000 - more                          5%                 0%
-----------------------------------------------------------------------------------------

The applicable Payment Enhancement rate is that which is in effect, when we receive each purchase payment under your contract. Future Upfront Enhancement Rates may change at any time, but will never be less than 2%. We are currently not offering a Deferred Payment Enhancement Rate. Future Deferred Payment Enhancement Rates may increase or stay the same; there is no minimum Deferred Payment Enhancement Rate. The number of years before which you may receive any applicable future Deferred Payment Enhancement may change as well.

The Seasons Rewards program may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative regarding the availability of this program.

We reserve the right to modify, suspend or terminate the Seasons Rewards program at any time for prospectively issued contracts and for subsequent Purchase Payments.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request minus the Free Look Payment Enhancement Deduction, if applicable. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.

VARIABLE PORTFOLIOS

Each of the Variable Portfolios invests in Underlying Funds of Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages Seasons Series Trust. AIG SAAMCo is the investment adviser to Seasons Series Trust and has engaged subadvisers to provide investment advice for certain of the Underlying Funds.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read carefully the descriptions of each alternative for more details.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS INCLUDING INVESTMENT OBJECTIVE, GOALS AND RISK FACTORS.

Each Variable Portfolio and its respective managers are:

SELECT PORTFOLIOS

LARGE CAP GROWTH            AIG Global Investment Corp. ("AIGGIC"), Goldman Sachs Asset
                            Management, L.P. ("GSAM"), Janus Capital Management LLC.
                            ("Janus")
LARGE CAP COMPOSITE         AIGGIC, AIG SAAMCo, T. Rowe Price Associates, Inc. ("T. Rowe
                            Price")
LARGE CAP VALUE             AIGGIC, T. Rowe Price, Wellington Management Company, LLP.
                            ("Wellington Management")
MID CAP GROWTH              AIGGIC, T. Rowe Price, Wellington Management
MID CAP VALUE               AIGGIC, GSAM, Lord, Abbett & Co. LLC. ("Lord Abbett")
SMALL CAP                   AIGGIC, AIG SAAMCo, ClearBridge Advisors, LLC.
INTERNATIONAL EQUITY        AIGGIC, Goldman Sachs Asset Management Int'l., Lord Abbett
DIVERSIFIED FIXED INCOME    AIGGIC, AIG SAAMCo, Wellington Management
STRATEGIC FIXED INCOME      AIGGIC, Franklin Advisers, Inc., Western Asset Management
                            Company
CASH MANAGEMENT             Columbia Management Advisors, LLC

FOCUSED PORTFOLIOS

FOCUS GROWTH                AIG SAAMCo, Janus, Marsico Capital Management LLC.
                            ("Marsico")
FOCUS GROWTH AND INCOME     AIG SAAMCo, Marsico, Thornburg Investment Management, Inc.
FOCUS VALUE                 J.P. Morgan Investment Inc. ("J.P. Morgan"), Northern Trust
                            Investments, N.A. ("Northern Trust"), Third Avenue
                            Management, LLC.
FOCUS TECHNET               AIG SAAMCo, BAMCO, Inc., RCM Capital Management LLC.

SEASONS MANAGED ALLOCATION PORTFOLIOS

Managed by: Ibbotson Associates Advisors, LLC. ("Ibbotson")

ALLOCATION GROWTH
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

SEASONS STRATEGIES

Managed by: AIG SAAMCo., Janus, Lord Abbett, Putnam, T. Rowe Price, Wellington Management.

GROWTH STRATEGY                     (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Growth
                                    Portfolio)

MODERATE GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Moderate
                                    Growth Portfolio)

BALANCED GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income/Equity
                                    Portfolio)

CONSERVATIVE GROWTH STRATEGY        (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income
                                    Portfolio)

SELECT AND FOCUSED PORTFOLIOS
The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Select Portfolio is multi-managed by a team of three subadvisers. One component of each Select Portfolio invests in a passively managed component that tracks a particular target index or subset of an index. The other two components are actively managed with the exception of the Diversified Fixed Income and Strategic Fixed Income Portfolios which do not have a passively managed component but three components which are all actively managed. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the attached Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.

FOCUSED PORTFOLIOS

Each multi-managed Focused Portfolio offers you at least three different professional managers. Each professional manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

SEASONS MANAGED ALLOCATION PORTFOLIOS
Each Seasons Managed Allocation Portfolios has a different investment goal. Each Seasons Managed Allocation Portfolio is structured as a "fund-of-funds," which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.
Each Seasons Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios. The four Seasons Managed Allocation Portfolios are:

SEASONS MANAGED ALLOCATION PORTFOLIOS    OBJECTIVE                           INVESTMENT STRATEGY
Allocation Growth Portfolio              Long-term capital appreciation      Invest primarily in equity-based
                                                                             portfolios. Designed to provide
                                                                             higher growth potential, while
                                                                             maintaining risk at a reasonable
                                                                             level.
Allocation Moderate Growth Portfolio     Long-term capital appreciation      Focuses on equity investing to
                                                                             help maximize growth potential,
                                                                             but also invests a portion of its
                                                                             assets in the bond market for
                                                                             income.
Allocation Moderate Portfolio            Long-term capital appreciation      Combines equity investing with
                                         and moderate current income         increased exposure to fixed income
                                                                             investing. Designed for investors
                                                                             who want growth, but who are also
                                                                             seeking a moderate level of
                                                                             income.
Allocation Balanced Portfolio            Long-term capital appreciation      Offers the greatest exposure to
                                         and income                          fixed income. Designed for
                                                                             investors who need greater balance
                                                                             of growth potential and current
                                                                             income.

SEASONS STRATEGIES
Each Seasons Strategies has a different investment objective. Each Seasons Strategy is a Variable Portfolio of the Separate Account that invests in three Underlying Funds. The Seasons Strategies differ from the other Variable Portfolios because they each invest in more than one Underlying Fund of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed on the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy does not change for the life of the contract. Please read the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING
At the beginning of each quarter a rebalancing occurs among the Underlying Funds to realign each Seasons Strategy with its distinct percentage investment detailed below in the three Underlying Funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:

     - the asset allocation mix for each Seasons Strategy; and

     - the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.


GROWTH STRATEGY                                                     MODERATE GROWTH STRATEGY
    GOAL: Long-term growth of capital, allocating its assets            GOAL: Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth
Target Asset Allocation:                                            Strategy. This Seasons Strategy may be best suited for those
    Stocks 80%        Bonds 15%        Cash 5%                      nearing retirement years but still earning income.
                                                                    Target Asset Allocation:
[GROWTH STRATEGY CHART]                                                 Stocks 70%        Bonds 25%        Cash 5%
Stock Portfolio (T Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/AIG SAAMCo) - 10%                 Multi-Managed Moderate Growth Portfolio - 55%
  Aggressive Growth component (AIG SAAMCo) - 10%                      Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/AIG SAAMCo) - 9.9%
                                                                      Aggressive Growth component (AIG SAAMCo) - 9.9%
                                                                      Growth component (Janus) - 15.4%


BALANCED GROWTH STRATEGY                                            CONSERVATIVE GROWTH STRATEGY
    GOAL: Focuses on conservation of principal by investing             GOAL: Capital preservation while maintaining some
in a more balanced weighting of stocks and bonds, with a            potential for growth over the long term. This Seasons
secondary objective of seeking a high total return. This            Strategy may be best suited for those with lower investment
Seasons Strategy may be best suited for those approaching           risk tolerance.
retirement and with less tolerance for investment risk.             Target Asset Allocation:
Target Asset Allocation:                                                Stocks 42%        Bonds 53%        Cash 5%
    Stocks 55%        Bonds 40%        Cash 5%
                                                                    [CONSERVATIVE GROWTH CHART]
[BALANCED GROWTH CHART]                                             Stock Portfolio (T Rowe Price) - 15%
Stock Portfolio (T Rowe Price) - 20%                                Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/AIG SAAMCo) - 10.2%
  Balanced component (Lord Abbett/AIG SAAMCo) - 15.4%                 Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

If you do not elect the Seasons Rewards program, you may invest initial and/or subsequent Purchase Payments in the available DCA Fixed Accounts.

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you chose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will be applicable to that payment. Further, we will begin moving that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days interest prior to the first transfer to the target accounts.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

  ----------------------------------------------------------------------------
  MONTH             ACCUMULATION UNIT                  UNITS PURCHASED
  ----------------------------------------------------------------------------
     1                    $ 7.50                             100
     2                    $ 5.00                             150
     3                    $10.00                              75
     4                    $ 7.50                             100
     5                    $ 5.00                             150
     6                    $ 7.50                             100
  ----------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone, through the Company's website (www.aigsunamerica.com), in writing by mail, or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed a specific number of transfers, all transfer requests in excess of 15 transfers within a rolling twelve-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail"). Once a contract triggers this "Standard U.S. Mail Policy," all transfer requests must be submitted by U.S. Mail for 12 months from the date of the triggering transfer. For example, if you made a transfer on August 16, 2006 and within the previous twelve months (from August 17, 2005 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2006 must be submitted by U.S. Mail (from August 17, 2006 through August 16, 2007). We will not accept transfer requests submitted by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies that perform asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not necessarily be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth

     Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial withdrawal and/or by receiving annuity income payments during the Income Phase. See INCOME OPTIONS below. Any request for withdrawal will be priced as of the day it is received by us in good order if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes if applicable and a contract maintenance fee. If you elect MarketLock For Two, the annualized fee for the feature will increase after a withdrawal is taken. SEE EXPENSES AND MARKETLOCK FOR TWO BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. IN THE EVENT THAT A PROPORTIONATE PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS OF PURCHASE PAYMENTS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can withdraw the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

When you make a withdrawal, we return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no election of the Seasons Rewards Program or optional enhanced death benefit and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

     A=Your contract value at the time of your request for surrender ($80,000)

     B=The amount of your Total Invested Amount still subject to surrender charge ($100,000)

     C=The withdrawal charge percentage applicable to the age of each Purchase
       Payment at the time of full surrender (4%) [B X C = $4,000]

     D=Your full surrender value ($76,000)

If you participate in the Seasons Rewards program you will not receive your deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. SEE SEASONS REWARDS PROGRAM ABOVE.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply.

The Systematic Withdrawal program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
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YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW FOR AN ADDITIONAL FEE. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. IN ADDITION, THESE FEATURES CAN PROVIDE A GUARANTEED INCOME STREAM AND OTHER BENEFITS. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK AND MARKETLOCK FOR TWO

What are MarketLock and MarketLock For Two?

MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). MarketLock For Two is also a guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for the life of two spousal joint owners or an owner and his/her spousal beneficiary. Thus, MarketLock and MarketLock For Two may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

Please note that these features and/or their components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions. MarketLock and MarketLock For Two are described separately below.

The features do not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The features only guarantee lifetime withdrawals in the manner described below. You may never need to rely on MarketLock or MarketLock For Two depending on your contract's market performance, your withdrawal activity, and your longevity.

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans. The features guarantee only Purchase Payments received in the contract's first two years.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY
SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AND/OR MARKETLOCK FOR TWO AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

MARKETLOCK

How and when can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

How does MarketLock work?

MarketLock automatically locks in the highest contract Anniversary Value during the first 10 years (or 20 years if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. Please see "Can I extend the MAV Evaluation Period beyond 10 years?" below.

MARKETLOCK SUMMARY TABLE:

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                              MAXIMUM           INITIAL           MAXIMUM
                               ANNUAL           MINIMUM            ANNUAL
                             WITHDRAWAL        WITHDRAWAL        WITHDRAWAL
                            PERCENTAGE*       PERIOD PRIOR     PERCENTAGE IF
                            PRIOR TO ANY         TO ANY         EXTENSION IS
TIME OF FIRST WITHDRAWAL     EXTENSION         EXTENSION          ELECTED
------------------------------------------------------------------------------
 Before 5th Benefit Year         5%             20 years             5%
   anniversary
------------------------------------------------------------------------------
 On or after 5th Benefit         7%          14.28 years**           7%
   Year anniversary
------------------------------------------------------------------------------
 On or after 10th               10%             10 years             7%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after 20th               10%             10 years            10%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after the older           5%           Life of the            5%
   contract owner's 65th                     older contract
   birthday***                                   owner
------------------------------------------------------------------------------

* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "How are the components for MarketLock Calculated?" below.

** The fractional year indicates that the final withdrawal of the remaining Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.

*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

FOR DETAILS ON THE EFFECTS OF WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

In order to determine the Benefit's value, we calculate each of the components as described below.

How are the components for MarketLock calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any payment enhancements and/or spousal continuation contributions; however, payment enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. SEE SEASONS REWARDS PROGRAM AND SPOUSAL CONTINUATION IN THE PROSPECTUS. Eligible Purchase Payments are limited to $1 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary Table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary Table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

THE IMPACT OF WITHDRAWALS AND THE EFFECT ON EACH COMPONENT OF MARKETLOCK ARE FURTHER EXPLAINED BELOW:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

        (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

        (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows: If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

-------------------------------------------------------------------------------------------------------------
             THE AMOUNT WITHDRAWN
              IN A BENEFIT YEAR                              EFFECT ON MINIMUM WITHDRAWAL PERIOD
-------------------------------------------------------------------------------------------------------------
  Amounts up to the Maximum Annual Withdrawal    New Minimum Withdrawal Period = the MAV Benefit Base (which
  Amount                                         includes a deduction for any previous withdrawal), divided by the current Maximum Annual Withdrawal Amount
-------------------------------------------------------------------------------------------------------------
  Amounts in excess of the Maximum Annual        New Minimum Withdrawal Period = the Minimum Withdrawal
  Withdrawal Amount                              Period as of the prior contract anniversary minus one year
-------------------------------------------------------------------------------------------------------------

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with MarketLock?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, may change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. SEE SPOUSAL CONTINUATION BELOW. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that (i) the original owner did not previously extend the MAV Evaluation Period and (ii) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. SEE DEATH BENEFITS BELOW.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock be cancelled?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

Are there circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO

When and how may I elect MarketLock For Two?

You may only elect MarketLock For Two at the time of contract issue and this feature cannot be elected if you elect any other optional living benefit, including MarketLock. To elect MarketLock For Two, you must purchase the contract with your spouse as joint owner or you must designate your spouse as the sole, primary beneficiary. For Non-qualified contracts, the younger owner/spousal beneficiary must be at least age 55 and no older than age 75. For Qualified contracts, the owner and the spousal beneficiary must be at least age 55 and the owner must be no older than age 75 at the time of contract issue.

How does MarketLock For Two work?

MarketLock For Two automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over your lifetime and the lifetime of your spouse. You may begin taking withdrawals immediately following the contract issue date. The Maximum Annual Withdrawal Percentage represents the maximum percentage of your MAV Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year, and varies depending on the age of the younger spouse at the time of the first withdrawal.

MARKETLOCK FOR TWO SUMMARY TABLE:

--------------------------------------------------------------
                                           MAXIMUM
                                            ANNUAL
  AGE OF THE YOUNGER SPOUSE               WITHDRAWAL
 AT TIME OF FIRST WITHDRAWAL             PERCENTAGE*
--------------------------------------------------------------
 At least age 55 but prior to
         63rd Birthday                        4%
--------------------------------------------------------------
 At least age 63 but prior to
         76th Birthday                        5%
--------------------------------------------------------------
  On or after 76th birthday                   6%
--------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will be considered an Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock For Two?" below.

How are the components for MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any payment enhancements and/or spousal continuation contributions; however, payment enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. SEE THE SEASONS REWARDS PROGRAM AND SPOUSAL CONTINUATION SECTION IN THE PROSPECTUS. Eligible Purchase Payments are limited to $1 million without prior Company approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is equal to the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any Excess Withdrawals are taken. Please see "What are the effects of withdrawals on MarketLock For Two?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for excess withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal. Applicable percentages are shown in the MarketLock For Two Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

What is the fee for MarketLock For Two?

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock For Two?

The Maximum Annual Withdrawal Amount and the MAV Benefit Base may change over time as a result of the timing and amounts of withdrawals.

Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime.

The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount For Two.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if at the time an Excess Withdrawal is taken, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the younger spouse is age 85 or younger at the time you elect the extension, they may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the components for MarketLock For Two calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee, may change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted for market gains on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for excess withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock For Two upon a spousal continuation?

The components of the feature will not change as a result of a spousal continuation. A continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a continuing spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the continuing spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. (See "Can I extend the MAV Evaluation Period beyond 10 years?").

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Two upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any payment option mutually agreeable between you and us.

Upon election of items 1, 2, or 3 above, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock For Two be cancelled?

MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock For Two is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect MarketLock For Two after cancellation.

Are there circumstances under which MarketLock For Two will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"*

     * If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce.

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock For Two be cancelled?"

SEASONS INCOME REWARDS

What is Seasons Income Rewards?

Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream. You are guaranteed to receive withdrawals over a minimum number of years that in total equal at least Purchase Payments made in the first 90 days after contract issue as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Seasons Income Rewards does not guarantee lifetime withdrawals but it may offer protection in the event your contract value declines due to unfavorable investment performance. If you are interested in a benefit that provides lifetime withdrawals PLEASE SEE MARKETLOCK AND MARKETLOCK FOR TWO ABOVE. Seasons Income Rewards has rules and restrictions that are discussed more fully below.

Seasons Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.

Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect Seasons Income Rewards?

You may only elect this feature at the time of contract issue. You may not change the option after election. Please refer to the Seasons Income Rewards Summary Table below for the age limitations associated with these features.

Generally, once you elect Seasons Income Rewards, it cannot be cancelled.

Seasons Income Rewards cannot be elected if you elect any other optional Living Benefit. Seasons Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit for Seasons Income Rewards calculated?

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Seasons Income Rewards options?

The table below is a summary of the three Seasons Income Rewards options we are currently offering.

SEASONS INCOME REWARDS SUMMARY:

----------------------------------------------------------------------------------------------------------
                                                                                            MINIMUM
                                                                                           WITHDRAWAL
                                                                                            PERIOD*
                                                                                          (IF MAXIMUM
                                                                        MAXIMUM              ANNUAL
                                      BENEFIT                            ANNUAL            WITHDRAWAL
                  MAXIMUM           AVAILABILITY       STEP-UP         WITHDRAWAL         AMOUNT TAKEN
 OPTION         ELECTION AGE            DATE            AMOUNT       PERCENTAGE***         EACH YEAR)
----------------------------------------------------------------------------------------------------------
    1      Age 80 or younger on       3 years          10%* of           10% of             11 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    2      Age 80 or younger on       5 years          20%* of           10% of             12 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    3      Age 70 or younger on       10 years         50%** of          10% of             15 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see IMPORTANT INFORMATION section below.

How are the components for Seasons Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any payment enhancements and/or spousal continuation contributions. (See the Spousal Continuation section below.) Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons

Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

               ------------------------------------------------------------------
                      CONTRACT YEAR                         ANNUALIZED FEE
               ------------------------------------------------------------------
                        0-7 years                               0.65%
               ------------------------------------------------------------------
                        8-10 years                              0.45%
               ------------------------------------------------------------------
                           11+                                   None
               ------------------------------------------------------------------

What are the effects of withdrawals on Seasons Income Rewards?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:

        a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the

     Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

        a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

Important Information about Seasons Income Rewards

Seasons Income Rewards is designed to offer protection of your initial investment in the event of a significant market downturn. Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract. Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THIS FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS INCOME REWARDS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SEASONS PROMISE

What is Seasons Promise?

Seasons Promise is an optional guaranteed minimum accumulation benefit offered on your contract. At the end of 10 full contract years ("Benefit Date"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s), adjusted for withdrawals, as specified below. Seasons Promise offers protection in the event that your contract value declines due to unfavorable investment performance.

How and when can I elect Seasons Promise?

You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. Seasons Promise is not available if you elect any other optional living benefit.

Seasons Promise may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Seasons Promise be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end Benefit Date.

How is the Benefit calculated for Seasons Promise?

The Benefit is a one-time adjustment to your contract in the event that your contract value on the Benefit Date is less than the Purchase Payments made in the contract's first 90 days.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements under the Seasons Rewards program are not considered Purchase Payments and are not used in the calculation of the Benefit Base.

What is the fee for Seasons Promise?

The annualized fee will be deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

---------------------------------------------------------
       CONTRACT YEAR               ANNUALIZED FEE*
---------------------------------------------------------
            0-7                         0.50%
---------------------------------------------------------
            8-10                        0.25%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date.

What happens to Seasons Promise upon a spousal continuation?

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated until 10 full contract years have passed starting from the original issue date. Therefore, the corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information about Seasons Promise

Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise would not protect the majority of those payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the Benefit Date your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 contract years. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce or eliminate the value of the Benefit.

We will allocate the Benefit, if any, on the Benefit Date to the Seasons Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE SEASONS PROMISE AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

DEATH BENEFITS
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We will not pay a Deferred Payment Enhancement, if available, on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE SEASONS REWARDS PROGRAM ABOVE.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in good order (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your he/she has already elected another payout option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year payout option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS

This contract provides a Standard Death Benefit which is automatically included in your contract for no additional fee and optional enhanced death benefits which you may elect for an additional fee.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit is the greater of:

     1. Contract value; or

     2. The lesser of:

        a. Net Purchase Payments; or

        b. 125% of Contract Value.

OPTIONAL ENHANCED DEATH BENEFIT

For an additional fee, you may elect one of the optional death benefits below which can provide greater protection for your beneficiaries. If you elect an optional death benefit, you must choose one of the options listed below at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

In order to elect EstatePlus, you must have also elected one of the optional enhanced death benefits described above. You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

      -----------------------------------------------------------------------------------------------
           CONTRACT YEAR                 ESTATEPLUS                            MAXIMUM
             OF DEATH                    PERCENTAGE                      ESTATEPLUS BENEFIT
      -----------------------------------------------------------------------------------------------
            Years 0 - 4                25% of Earnings              40% of Net Purchase Payments
      -----------------------------------------------------------------------------------------------
            Years 5 - 9                40% of Earnings              65% of Net Purchase Payments*
      -----------------------------------------------------------------------------------------------
             Years 10+                 50% of Earnings              75% of Net Purchase Payments*
      -----------------------------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

      -----------------------------------------------------------------------------------------------
           CONTRACT YEAR                 ESTATEPLUS                            MAXIMUM
             OF DEATH                    PERCENTAGE                      ESTATEPLUS BENEFIT
      -----------------------------------------------------------------------------------------------
        All Contract Years             25% of Earnings              40% of Net Purchase Payments*
      -----------------------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue or terminate EstatePlus if they are age 80 or younger on the Continuation Date. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see Appendix E for state-specific expenses.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.40% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, over a 9 year period if you elected to participate in the Seasons Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year that Purchase Payment is in the contract. The withdrawal charge schedules are as follows:

             WITHDRAWAL CHARGE WITHOUT THE SEASONS REWARDS PROGRAM

        YEAR           1     2     3     4     5     6     7    8+
--------------------  ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal Charge       7%    6%    6%    5%    4%    3%    2%    0%

               WITHDRAWAL CHARGE WITH THE SEASONS REWARDS PROGRAM

        YEAR           1     2     3     4     5     6     7     8     9    10+
--------------------  ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Withdrawal Charge       9%    8%    7%    6%    6%    5%    4%    3%    2%   0%

These higher potential withdrawal charges for the Seasons Rewards program may compensate us for the expenses associated with the program.

The Seasons Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Seasons Rewards than the contract without an election of this program.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, except for the Seasons Managed Allocation Portfolios. The Seasons Managed Allocation Portfolios invest in certain Select and Focused Portfolios, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

For more detailed information on these Underlying Fund fees, refer to the prospectus for the Seasons Series Trust.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

-------------------------------------------------------------------------
                                                      ANNUALIZED FEE
-------------------------------------------------------------------------
  All years in which the feature is in effect             0.65%
-------------------------------------------------------------------------

OPTIONAL MARKETLOCK FOR TWO FEE

The annualized MarketLock For Two fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 Prior to Any Withdrawal                               0.40%
----------------------------------------------------------------------
 After the First Withdrawal                            0.80%
----------------------------------------------------------------------

OPTIONAL SEASONS INCOME REWARDS FEE

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
         0-7 years                      0.65%
---------------------------------------------------------
         8-10 years                     0.45%
---------------------------------------------------------
         11+ years                       none
---------------------------------------------------------

OPTIONAL SEASONS PROMISE FEE

The annualized fee for the Seasons Promise feature is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
            0-7                         0.50%
---------------------------------------------------------
            8-10                        0.25%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

OPTIONAL ENHANCED DEATH BENEFIT FEE

The annualized fee for the optional death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s).

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

If you participate in the Seasons Rewards Program and switch to the Income Phase prior to a Deferred Payment Enhancement Date, if applicable, we will not allocate any corresponding Deferred Payment Enhancement to your contract. SEE SEASONS REWARDS PROGRAM ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your annuity income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive your notification no annuity income option based on the life of the Annuitant may be elected.

OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments stop when the survivor dies.

OPTION 3 - JOINT AND 100% SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEAR PERIOD CERTAIN

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your annuity income payments vary depending on the following:

     - for life options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. While such benefits are not intended to adversely affect the tax treatment of distributions or of the contract, based on available guidance, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the

Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

     - for payment of health insurance if you are unemployed and meet certain requirements

     - distributions from IRAs for higher education expenses

     - distributions from IRAs for first home purchases

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

OTHER INFORMATION
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AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings.

THE SEPARATE ACCOUNT

The Company established the Separate Account, Variable Annuity Account Five, under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG. See the Statement of Additional Information for more information regarding this arrangement.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay support fees in the form of additional cash or non-cash compensation. These payments can take a variety of forms. They may be intended to reimburse the broker-dealer and/or a specific registered representative for specific expenses incurred or may be calculated as a percentage of sales, certain assets under management, and/or assets invested with us for a particular amount of time (persistency bonus). We may also pay support fees as a flat fee. These payments may be consideration for, among other things, presentation within the broker-dealer firm as a preferred product provider, greater access to train and educate the firm's registered representatives about our products, our participation in the firm's sales conferences and educational seminars and broker-dealers' due diligence on our products. Payment of these support fees may result in our products receiving more visible promotion within the firms than other insurers who might not make such payments or might pay smaller amounts. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees have a financial impact on the broker-dealer firm and your registered representative and therefore may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are retained in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation from the Trusts' investment advisor related to the availability of the Underlying Funds in the contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, AIG SAAMCo and/or certain subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, AIG announced that it had reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities & Exchange Commission ("SEC"), the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however.

FINANCIAL STATEMENTS
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AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Amended Annual Report on Form 10-K/A for the year ended December 31, 2005, filed on June 19, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2

The financial statements of the Company and the Separate Account can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at (800) 445-SUN2.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.

Separate Account............................................    3
General Account.............................................    3
Support Agreement Between the Company and AIG...............    4
Performance Data............................................    4
Annuity Income Payments.....................................    7
Annuity Unit Values.........................................    8
Taxes.......................................................   11
Distribution of Contracts...................................   16
Financial Statements........................................   16

APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------

SEASONS SERIES TRUST -- CLASS 3 SHARES

                                                                                       FISCAL             FISCAL
                                                                   INCEPTION            YEAR               YEAR
                                                                      TO                ENDED              ENDED
                     SEASONS STRATEGIES                             4/30/04            4/30/05            4/30/06
------------------------------------------------------------    ---------------    ---------------    ---------------
---------------------------------------------------------------------------------------------------------------------
Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $14.250    (a)     $14.879    (a)     $15.596
                                                                (b)     $14.141    (b)     $14.761    (b)     $15.434
                                                                (c)         N/A    (c)     $14.403    (c)     $15.401
 Ending AUV.................................................    (a)     $14.879    (a)     $15.596    (a)     $17.928
                                                                (b)     $14.761    (b)     $15.434    (b)     $17.697
                                                                (c)         N/A    (c)     $15.401    (c)     $17.635
 Ending Number of AUs.......................................    (a)     285,421    (a)   1,227,721    (a)   1,644,116
                                                                (b)     371,858    (b)     782,465    (b)     793,940
                                                                (c)         N/A    (c)     104,418    (c)     206,162
---------------------------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $14.208    (a)     $14.726    (a)     $15.360
                                                                (b)     $14.100    (b)     $14.596    (b)     $15.187
                                                                (c)         N/A    (c)     $14.287    (c)     $15.192
 Ending AUV.................................................    (a)     $14.726    (a)     $15.360    (a)     $17.343
                                                                (b)     $14.596    (b)     $15.187    (b)     $17.104
                                                                (c)         N/A    (c)     $15.192    (c)     $17.085
 Ending Number of AUs.......................................    (a)     828,761    (a)   2,808,761    (a)   3,525,519
                                                                (b)     753,081    (b)   1,843,632    (b)   1,743,550
                                                                (c)         N/A    (c)     143,103    (c)     293,049
---------------------------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $13.925    (a)     $14.386    (a)     $15.028
                                                                (b)     $13.820    (b)     $14.254    (b)     $14.853
                                                                (c)         N/A    (c)     $14.091    (c)     $14.856
 Ending AUV.................................................    (a)     $14.386    (a)     $15.028    (a)     $16.452
                                                                (b)     $14.254    (b)     $14.853    (b)     $16.219
                                                                (c)         N/A    (c)     $14.856    (c)     $16.199
 Ending Number of AUs.......................................    (a)     462,446    (a)   2,273,244    (a)   2,601,896
                                                                (b)     585,637    (b)   1,663,009    (b)   1,553,618
                                                                (c)         N/A    (c)     191,568    (c)     305,669
---------------------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $13.875    (a)     $14.206    (a)     $14.784
                                                                (b)     $13.762    (b)     $14.092    (b)     $14.630
                                                                (c)         N/A    (c)     $13.982    (c)     $14.614
 Ending AUV.................................................    (a)     $14.206    (a)     $14.784    (a)     $15.837
                                                                (b)     $14.092    (b)     $14.630    (b)     $15.633
                                                                (c)         N/A    (c)     $14.614    (c)     $15.593
 Ending Number of AUs.......................................    (a)     419,883    (a)   1,354,541    (a)   1,470,241
                                                                (b)     374,265    (b)     832,423    (b)     792,144
                                                                (c)         N/A    (c)     114,090    (c)     142,895
---------------------------------------------------------------------------------------------------------------------

     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).
     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).
     (c) With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                                       FISCAL             FISCAL
                                                                   INCEPTION            YEAR               YEAR
                                                                      TO                ENDED              ENDED
           SEASONS MANAGED ALLOCATION PORTFOLIOS                    4/30/04            4/30/05            4/30/06
------------------------------------------------------------    ---------------    ---------------    ---------------
---------------------------------------------------------------------------------------------------------------------
Allocation Growth (Inception Date: 2/14/05)
 Beginning AUV..............................................    (a)         N/A    (a)     $10.000    (a)      $9.576
                                                                (b)         N/A    (b)     $10.000    (b)      $9.571
                                                                (c)         N/A    (c)     $10.000    (c)      $9.568
 Ending AUV.................................................    (a)         N/A    (a)      $9.576    (a)     $11.500
                                                                (b)         N/A    (b)      $9.571    (b)     $11.466
                                                                (c)         N/A    (c)      $9.568    (c)     $11.446
 Ending Number of AUs.......................................    (a)         N/A    (a)     245,215    (a)   1,633,946
                                                                (b)         N/A    (b)      37,123    (b)      60,579
                                                                (c)         N/A    (c)      19,728    (c)     461,878
---------------------------------------------------------------------------------------------------------------------
Allocation Moderate Growth (Inception Date: 2/14/05)
 Beginning AUV..............................................    (a)         N/A    (a)     $10.000    (a)      $9.638
                                                                (b)         N/A    (b)     $10.000    (b)      $9.633
                                                                (c)         N/A    (c)     $10.000    (c)      $9.630
 Ending AUV.................................................    (a)         N/A    (a)      $9.638    (a)     $11.223
                                                                (b)         N/A    (b)      $9.633    (b)     $11.189
                                                                (c)         N/A    (c)      $9.630    (c)     $11.170
 Ending Number of AUs.......................................    (a)         N/A    (a)     299,510    (a)   2,564,162
                                                                (b)         N/A    (b)      19,076    (b)     223,661
                                                                (c)         N/A    (c)      31,303    (c)     642,456
---------------------------------------------------------------------------------------------------------------------
Allocation Moderate (Inception Date: 2/14/05)
 Beginning AUV..............................................    (a)         N/A    (a)     $10.000    (a)      $9.691
                                                                (b)         N/A    (b)     $10.000    (b)      $9.686
                                                                (c)         N/A    (c)     $10.000    (c)      $9.683
 Ending AUV.................................................    (a)         N/A    (a)      $9.691    (a)     $10.967
                                                                (b)         N/A    (b)      $9.686    (b)     $10.934
                                                                (c)         N/A    (c)      $9.683    (c)     $10.914
 Ending Number of AUs.......................................    (a)         N/A    (a)     280,165    (a)   2,016,797
                                                                (b)         N/A    (b)     137,803    (b)     350,775
                                                                (c)         N/A    (c)      29,927    (c)     404,135
---------------------------------------------------------------------------------------------------------------------
Allocation Balanced (Inception Date: 2/14/05)
 Beginning AUV..............................................    (a)         N/A    (a)     $10.000    (a)      $9.749
                                                                (b)         N/A    (b)     $10.000    (b)      $9.744
                                                                (c)         N/A    (c)     $10.000    (c)      $9.741
 Ending AUV.................................................    (a)         N/A    (a)      $9.749    (a)     $10.693
                                                                (b)         N/A    (b)      $9.744    (b)     $10.661
                                                                (c)         N/A    (c)      $9.741    (c)     $10.642
 Ending Number of AUs.......................................    (a)         N/A    (a)     420,059    (a)     892,905
                                                                (b)         N/A    (b)         621    (b)      56,908
                                                                (c)         N/A    (c)       7,747    (c)     312,831
---------------------------------------------------------------------------------------------------------------------

     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).
     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).
     (c) With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                                       FISCAL             FISCAL
                                                                   INCEPTION            YEAR               YEAR
                                                                      TO                ENDED              ENDED
                     SELECT PORTFOLIOS                              4/30/04            4/30/05            4/30/06
------------------------------------------------------------    ---------------    ---------------    ---------------
---------------------------------------------------------------------------------------------------------------------
Large Cap Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)      $7.629    (a)      $8.103    (a)      $8.382
                                                                (b)      $7.570    (b)      $8.031    (b)      $8.286
                                                                (c)         N/A    (c)      $7.822    (c)      $8.281
 Ending AUV.................................................    (a)      $8.103    (a)      $8.382    (a)      $9.564
                                                                (b)      $8.031    (b)      $8.286    (b)      $9.432
                                                                (c)         N/A    (c)      $8.281    (c)      $9.412
 Ending Number of AUs.......................................    (a)     400,808    (a)   1,575,108    (a)   1,966,198
                                                                (b)     358,172    (b)     841,257    (b)     900,946
                                                                (c)         N/A    (c)      78,690    (c)     164,873
---------------------------------------------------------------------------------------------------------------------
Large Cap Composite (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)      $8.409    (a)      $8.814    (a)      $9.163
                                                                (b)      $8.345    (b)      $8.737    (b)      $9.061
                                                                (c)         N/A    (c)      $8.651    (c)      $9.062
 Ending AUV.................................................    (a)      $8.814    (a)      $9.163    (a)     $10.299
                                                                (b)      $8.737    (b)      $9.061    (b)     $10.158
                                                                (c)         N/A    (c)      $9.062    (c)     $10.145
 Ending Number of AUs.......................................    (a)     158,128    (a)     450,297    (a)     545,445
                                                                (b)      77,875    (b)     221,691    (b)     206,522
                                                                (c)         N/A    (c)      16,931    (c)      47,427
---------------------------------------------------------------------------------------------------------------------
Large Cap Value (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $10.868    (a)     $11.646    (a)     $12.503
                                                                (b)     $10.785    (b)     $11.549    (b)     $12.368
                                                                (c)         N/A    (c)     $11.626    (c)     $12.363
 Ending AUV.................................................    (a)     $11.646    (a)     $12.503    (a)     $14.414
                                                                (b)     $11.549    (b)     $12.368    (b)     $14.223
                                                                (c)         N/A    (c)     $12.363    (c)     $14.197
 Ending Number of AUs.......................................    (a)     252,748    (a)   1,140,099    (a)   1,498,973
                                                                (b)     259,273    (b)     640,076    (b)     665,641
                                                                (c)         N/A    (c)      77,588    (c)     152,350
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $13.002    (a)     $13.747    (a)     $13.971
                                                                (b)     $12.903    (b)     $13.622    (b)     $13.810
                                                                (c)         N/A    (c)     $13.230    (c)     $13.802
 Ending AUV.................................................    (a)     $13.747    (a)     $13.971    (a)     $18.166
                                                                (b)     $13.622    (b)     $13.810    (b)     $17.911
                                                                (c)         N/A    (c)     $13.802    (c)     $17.874
 Ending Number of AUs.......................................    (a)     237,495    (a)     896,456    (a)   1,093,996
                                                                (b)     225,936    (b)     523,041    (b)     558,945
                                                                (c)         N/A    (c)      43,871    (c)     109,303
---------------------------------------------------------------------------------------------------------------------
Mid Cap Value (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $15.751    (a)     $17.248    (a)     $19.747
                                                                (b)     $15.630    (b)     $17.099    (b)     $19.527
                                                                (c)         N/A    (c)     $17.554    (c)     $19.522
 Ending AUV.................................................    (a)     $17.248    (a)     $19.747    (a)     $23.619
                                                                (b)     $17.099    (b)     $19.527    (b)     $23.298
                                                                (c)         N/A    (c)     $19.522    (c)     $23.258
 Ending Number of AUs.......................................    (a)     184,956    (a)     761,202    (a)     962,194
                                                                (b)     146,795    (b)     434,973    (b)     450,889
                                                                (c)         N/A    (c)      48,754    (c)     105,586
---------------------------------------------------------------------------------------------------------------------

     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).
     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).
     (c) With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                                       FISCAL             FISCAL
                                                                   INCEPTION            YEAR               YEAR
                                                                      TO                ENDED              ENDED
                     SELECT PORTFOLIOS                              4/30/04            4/30/05            4/30/06
------------------------------------------------------------    ---------------    ---------------    ---------------
---------------------------------------------------------------------------------------------------------------------
Small Cap (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $10.224    (a)     $10.385    (a)     $10.345
                                                                (b)     $10.146    (b)     $10.294    (b)     $10.229
                                                                (c)         N/A    (c)      $9.862    (c)     $10.224
 Ending AUV.................................................    (a)     $10.385    (a)     $10.345    (a)     $12.854
                                                                (b)     $10.294    (b)     $10.229    (b)     $12.678
                                                                (c)         N/A    (c)     $10.224    (c)     $12.653
 Ending Number of AUs.......................................    (a)     330,267    (a)   1,250,380    (a)   1,529,807
                                                                (b)     253,156    (b)     616,967    (b)     612,909
                                                                (c)         N/A    (c)      66,042    (c)     129,077
---------------------------------------------------------------------------------------------------------------------
International Equity (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)      $7.028    (a)      $7.816    (a)      $8.588
                                                                (b)      $6.987    (b)      $7.760    (b)      $8.505
                                                                (c)         N/A    (c)      $7.540    (c)      $8.487
 Ending AUV.................................................    (a)      $7.816    (a)      $8.588    (a)     $11.380
                                                                (b)      $7.760    (b)      $8.505    (b)     $11.242
                                                                (c)         N/A    (c)      $8.487    (c)     $11.201
 Ending Number of AUs.......................................    (a)     347,046    (a)   1,492,650    (a)   2,023,915
                                                                (b)     271,956    (b)     704,517    (b)     709,688
                                                                (c)         N/A    (c)     124,064    (c)     198,756
---------------------------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $11.770    (a)     $11.684    (a)     $12.029
                                                                (b)     $11.679    (b)     $11.574    (b)     $11.886
                                                                (c)         N/A    (c)     $11.636    (c)     $11.860
 Ending AUV.................................................    (a)     $11.684    (a)     $12.029    (a)     $11.793
                                                                (b)     $11.574    (b)     $11.886    (b)     $11.624
                                                                (c)         N/A    (c)     $11.860    (c)     $11.582
 Ending Number of AUs.......................................    (a)     323,059    (a)   1,186,874    (a)   1,289,659
                                                                (b)     188,746    (b)     466,929    (b)     396,343
                                                                (c)         N/A    (c)      70,100    (c)     144,394
---------------------------------------------------------------------------------------------------------------------
Strategic Fixed Income (Inception Date: 2/14/05)
 Beginning AUV..............................................    (a)         N/A    (a)     $10.000    (a)      $9.674
                                                                (b)         N/A    (b)     $10.000    (b)      $9.662
                                                                (c)         N/A    (c)     $10.000    (c)      $9.659
 Ending AUV.................................................    (a)         N/A    (a)      $9.674    (a)     $10.224
                                                                (b)         N/A    (b)      $9.662    (b)     $10.187
                                                                (c)         N/A    (c)      $9.659    (c)     $10.168
 Ending Number of AUs.......................................    (a)         N/A    (a)      47,005    (a)     296,592
                                                                (b)         N/A    (b)      70,283    (b)      61,766
                                                                (c)         N/A    (c)      12,661    (c)      38,846
---------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $10.680    (a)     $10.614    (a)     $10.561
                                                                (b)     $10.598    (b)     $10.524    (b)     $10.446
                                                                (c)         N/A    (c)     $10.483    (c)     $10.461
 Ending AUV.................................................    (a)     $10.614    (a)     $10.561    (a)     $10.736
                                                                (b)     $10.524    (b)     $10.446    (b)     $10.592
                                                                (c)         N/A    (c)     $10.461    (c)     $10.587
 Ending Number of AUs.......................................    (a)     338,224    (a)     567,574    (a)     627,171
                                                                (b)      88,229    (b)     395,491    (b)     220,682
                                                                (c)         N/A    (c)      26,458    (c)     120,356
---------------------------------------------------------------------------------------------------------------------

     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).
     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).
     (c) With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                                       FISCAL             FISCAL
                                                                   INCEPTION            YEAR               YEAR
                                                                      TO                ENDED              ENDED
                     FOCUSED PORTFOLIOS                             4/30/04            4/30/05            4/30/06
------------------------------------------------------------    ---------------    ---------------    ---------------
---------------------------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)      $6.862    (a)      $7.133    (a)      $6.791
                                                                (b)      $6.810    (b)      $7.073    (b)      $6.717
                                                                (c)         N/A    (c)      $6.605    (c)      $6.716
 Ending AUV.................................................    (a)      $7.133    (a)      $6.791    (a)      $8.099
                                                                (b)      $7.073    (b)      $6.717    (b)      $7.990
                                                                (c)         N/A    (c)      $6.716    (c)      $7.977
 Ending Number of AUs.......................................    (a)     638,434    (a)   1,813,875    (a)   2,186,196
                                                                (b)     447,673    (b)     946,546    (b)     910,132
                                                                (c)         N/A    (c)      98,647    (c)     170,968
---------------------------------------------------------------------------------------------------------------------
Focus Growth and Income (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)      $8.743    (a)      $9.047    (a)      $9.099
                                                                (b)      $8.304    (b)      $8.582    (b)      $8.608
                                                                (c)         N/A    (c)      $8.188    (c)      $8.586
 Ending AUV.................................................    (a)      $9.047    (a)      $9.099    (a)     $10.509
                                                                (b)      $8.582    (b)      $8.608    (b)      $9.918
                                                                (c)         N/A    (c)      $8.586    (c)      $9.878
 Ending Number of AUs.......................................    (a)     391,752    (a)   1,208,650    (a)   1,315,042
                                                                (b)     405,658    (b)     761,677    (b)     747,540
                                                                (c)         N/A    (c)      83,262    (c)     119,174
---------------------------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)     $11.626    (a)     $12.277    (a)     $13.559
                                                                (b)     $11.566    (b)     $12.188    (b)     $13.428
                                                                (c)         N/A    (c)     $12.187    (c)     $13.396
 Ending AUV.................................................    (a)     $12.277    (a)     $13.559    (a)     $16.141
                                                                (b)     $12.188    (b)     $13.428    (b)     $15.940
                                                                (c)         N/A    (c)     $13.396    (c)     $15.884
 Ending Number of AUs.......................................    (a)     213,874    (a)     775,409    (a)     969,738
                                                                (b)     170,927    (b)     435,201    (b)     433,581
                                                                (c)         N/A    (c)      58,865    (c)      86,416
---------------------------------------------------------------------------------------------------------------------
Focus TechNet (Inception Date: 11/17/03)
 Beginning AUV..............................................    (a)      $3.860    (a)      $4.294    (a)      $4.142
                                                                (b)      $4.249    (b)      $4.725    (b)      $4.545
                                                                (c)         N/A    (c)      $4.400    (c)      $4.547
 Ending AUV.................................................    (a)      $4.294    (a)      $4.142    (a)      $5.382
                                                                (b)      $4.725    (b)      $4.545    (b)      $5.892
                                                                (c)         N/A    (c)      $4.547    (c)      $5.885
 Ending Number of AUs.......................................    (a)     621,962    (a)   1,713,900    (a)   2,003,676
                                                                (b)     293,811    (b)     591,914    (b)     606,707
                                                                (c)         N/A    (c)      68,594    (c)     139,713
---------------------------------------------------------------------------------------------------------------------

     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).
     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).
     (c) With election of the optional enhanced death benefit and EstatePlus for contracts issued after August 2, 2004 (1.80%).
         AUV - Accumulation Unit Value
         AU - Accumulation Units

SEASONS SERIES TRUST -- CLASS 2 SHARES*

                                                    FISCAL                     FISCAL           FISCAL
                                                     YEAR      ONE MONTH        YEAR             YEAR
             SEASONS                INCEPTION TO     ENDED       ENDED         ENDED            ENDED
            STRATEGIES                3/31/99       3/31/00     4/30/00       4/30/01          4/30/02
----------------------------------  ------------   ---------   ---------   --------------   --------------
----------------------------------------------------------------------------------------------------------
Growth
(Inception Date: 4/15/97)
 Beginning AUV....................      15.05          15.89      21.30    (a)     $20.24   (a)    $17.039
                                                                           (b)     $20.24   (b)    $17.018
 Ending AUV.......................      15.89          21.30      20.24    (a)     $17.04   (a)    $14.356
                                                                           (b)     $17.02   (b)    $14.302
 Ending Number of AUs.............     31,169      1,653,495   1,871,300   (a)    398,040   (a)  1,596,999
                                                                           (b)  1,431,268   (b)  5,159,748
----------------------------------------------------------------------------------------------------------
Moderate Growth
 (Inception Date: 4/15/97)
 Beginning AUV....................      14.25          15.09      19.48    (a)     $18.62   (a)    $16.288
                                                                           (b)     $18.62   (b)    $16.267
 Ending AUV.......................      15.09          19.48      18.62    (a)     $16.29   (a)    $14.164
                                                                           (b)     $16.27   (b)    $14.111
 Ending Number of AUs.............     93,136      1,559,019   1,760,865   (a)    483,256   (a)  2,793,004
                                                                           (b)  1,692,012   (b)  7,849,672
----------------------------------------------------------------------------------------------------------
Balanced Growth
 (Inception Date: 4/15/97)
 Beginning AUV....................      13.80          14.05      16.68    (a)     $16.11   (a)    $14.973
                                                                           (b)     $16.11   (b)    $14.956
 Ending AUV.......................      14.05          16.68      16.11    (a)     $14.97   (a)    $13.695
                                                                           (b)     $14.96   (b)    $13.645
 Ending Number of AUs.............     85,553        991,695   1,061,795   (a)    375,068   (a)  2,883,697
                                                                           (b)  1,049,088   (b)  5,761,721
----------------------------------------------------------------------------------------------------------
Conservative Growth
 (Inception Date: 4/15/97)
 Beginning AUV....................      13.03          13.21      14.89    (a)     $14.50   (a)    $14.127
                                                                           (b)     $14.50   (b)    $14.101
 Ending AUV.......................      13.21          14.89      14.50    (a)     $14.13   (a)    $13.410
                                                                           (b)     $14.10   (b)    $13.353
 Ending Number of AUs.............     33,892        623,175    629,067    (a)    181,135   (a)  2,004,171
                                                                           (b)    795,377   (b)  3,915,976
----------------------------------------------------------------------------------------------------------

                                        FISCAL           FISCAL            FISCAL            FISCAL
                                         YEAR             YEAR              YEAR              YEAR
             SEASONS                    ENDED             ENDED             ENDED             ENDED
            STRATEGIES                 4/30/03           4/30/04           4/30/05           4/30/06
----------------------------------  --------------   ---------------   ---------------   ---------------
----------------------------------  --------------------------------------------------------------------
Growth
(Inception Date: 4/15/97)
 Beginning AUV....................  (a)    $14.356   (a)     $12.715   (a)     $14.878   (a)     $15.612
                                    (b)    $14.302   (b)     $12.635   (b)     $14.748   (b)     $15.437
 Ending AUV.......................  (a)    $12.715   (a)     $14.878   (a)     $15.612   (a)     $17.964
                                    (b)    $12.635   (b)     $14.748   (b)     $15.437   (b)     $17.719
 Ending Number of AUs.............  (a)  2,178,753   (a)   3,020,703   (a)   2,799,359   (a)   2,562,193
                                    (b)  5,698,422   (b)   6,514,187   (b)   5,639,555   (b)   5,257,227
----------------------------------------------------------------------------------------------------------
Moderate Growth
 (Inception Date: 4/15/97)
 Beginning AUV....................  (a)    $14.164   (a)     $12.833   (a)     $14.722   (a)     $15.374
                                    (b)    $14.111   (b)     $12.753   (b)     $14.594   (b)     $15.201
 Ending AUV.......................  (a)    $12.833   (a)     $14.722   (a)     $15.374   (a)     $17.376
                                    (b)    $12.753   (b)     $14.594   (b)     $15.201   (b)     $17.138
 Ending Number of AUs.............  (a)  4,278,227   (a)   6,054,737   (a)   5,721,257   (a)   5,435,612
                                    (b)  9,973,728   (b)  11,785,293   (b)  10,690,901   (b)   9,880,656
----------------------------------------------------------------------------------------------------------
Balanced Growth
 (Inception Date: 4/15/97)
 Beginning AUV....................  (a)    $13.695   (a)     $12.870   (a)     $14.390   (a)     $15.048
                                    (b)    $13.645   (b)     $12.791   (b)     $14.265   (b)     $14.880
 Ending AUV.......................  (a)    $12.870   (a)     $14.390   (a)     $15.048   (a)     $16.489
                                    (b)    $12.791   (b)     $14.265   (b)     $14.880   (a)     $16.265
 Ending Number of AUs.............  (a)  4,762,059   (a)   6,508,746   (a)   5,790,342   (a)   5,295,211
                                    (b)  7,977,286   (b)  10,269,407   (b)   9,517,592   (b)   8,526,201
----------------------------------------------------------------------------------------------------------
Conservative Growth
 (Inception Date: 4/15/97)
 Beginning AUV....................  (a)    $13.410   (a)     $13.016   (a)     $14.214   (a)     $14.808
                                    (b)    $13.353   (b)     $12.928   (b)     $14.082   (b)     $14.634
 Ending AUV.......................  (a)    $13.016   (a)     $14.214   (a)     $14.808   (a)     $15.879
                                    (b)    $12.928   (b)     $14.082   (b)     $14.634   (b)     $15.653
 Ending Number of AUs.............  (a)  3,771,996   (a)   4,522,063   (a)   4,162,144   (a)   3,623,916
                                    (b)  6,606,977   (b)   7,653,618   (b)   7,197,749   (b)   6,100,149
----------------------------------------------------------------------------------------------------------

     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).
     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).
         AUV - Accumulation Unit Value
         AU - Accumulation Units
* If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Seasons Managed Allocation Portfolios and the Strategic Fixed Income Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

                                                      FISCAL                     FISCAL           FISCAL
                                                       YEAR      ONE MONTH        YEAR             YEAR
               SELECT                 INCEPTION TO     ENDED       ENDED         ENDED            ENDED
             PORTFOLIOS                 3/31/99       3/31/00     4/30/00       4/30/01          4/30/02
------------------------------------  ------------   ---------   ---------   --------------   --------------
------------------------------------------------------------------------------------------------------------
Large Cap Growth
(Inception Date: 3/1/99)
 Beginning AUV......................      10.00          10.68      14.94    (a)     $13.99   (a)    $10.121
                                                                             (b)     $13.99   (b)    $10.107
 Ending AUV.........................      10.68          14.94      13.99    (a)     $10.12   (a)     $7.931
                                                                             (b)     $10.11   (b)     $7.900
 Ending Number of AUs...............     85,647      1,058,317   1,158,071   (a)    138,746   (a)    858,299
                                                                             (b)  1,108,465   (b)  3,700,885
------------------------------------------------------------------------------------------------------------
Large Cap Composite
 (Inception Date: 3/1/99)
 Beginning AUV......................      10.00          10.41      12.88    (a)     $12.30   (a)    $10.419
                                                                             (b)     $12.30   (b)    $10.405
 Ending AUV.........................      10.41          12.88      12.30    (a)     $10.42   (a)     $8.858
                                                                             (b)     $10.40   (b)     $8.825
 Ending Number of AUs...............     33,347        316,855    361,941    (a)     30,196   (a)    358,258
                                                                             (b)    397,804   (b)  1,315,528
------------------------------------------------------------------------------------------------------------
Large Cap Value
 (Inception Date: 3/1/99)
 Beginning AUV......................      10.00          10.32      10.75    (a)     $10.79   (a)    $12.354
                                                                             (b)     $10.79   (b)    $12.338
 Ending AUV.........................      10.32          10.75      10.79    (a)     $12.35   (a)    $11.297
                                                                             (b)     $12.34   (b)    $11.254
 Ending Number of AUs...............     34,004        531,732    571,490    (a)    110,091   (a)    957,260
                                                                             (b)    899,551   (b)  3,590,415
------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 (Inception Date: 3/1/99)
 Beginning AUV......................      10.00          10.62      18.41    (a)     $16.85   (a)    $13.691
                                                                             (b)     $16.85   (b)    $13.674
 Ending AUV.........................      10.62          18.41      16.85    (a)     $13.69   (a)    $12.185
                                                                             (b)     $13.67   (b)    $12.140
 Ending Number of AUs...............     27,096        529,844    612,249    (a)     80,629   (a)    523,422
                                                                             (b)    678,174   (b)  2,223,309
------------------------------------------------------------------------------------------------------------
Mid Cap Value
 (Inception Date: 3/1/99)
 Beginning AUV......................      10.00          10.10      10.93    (a)     $11.14   (a)    $14.202
                                                                             (b)     $11.14   (b)    $14.184
 Ending AUV.........................      10.10          10.93      11.14    (a)     $14.20   (a)    $15.629
                                                                             (b)     $14.18   (b)    $15.569
 Ending Number of AUs...............     11,278        297,306    318,151    (a)     98,363   (a)    661,329
                                                                             (b)    598,874   (b)  2,517,897
------------------------------------------------------------------------------------------------------------
Small Cap
 (Inception Date: 3/1/99)
 Beginning AUV......................      10.00          10.35      15.00    (a)     $13.56   (a)    $11.201
                                                                             (b)     $13.56   (b)    $11.186
 Ending AUV.........................      10.35          15.00      13.56    (a)     $11.20   (a)    $10.455
                                                                             (b)     $11.19   (b)    $10.415
 Ending Number of AUs...............     22,807        432,850    481,239    (a)     61,891   (a)    553,867
                                                                             (b)    499,597   (b)  2,317,632
------------------------------------------------------------------------------------------------------------

                                          FISCAL           FISCAL            FISCAL            FISCAL
                                           YEAR             YEAR              YEAR              YEAR
               SELECT                     ENDED             ENDED             ENDED             ENDED
             PORTFOLIOS                  4/30/03           4/30/04           4/30/05           4/30/06
------------------------------------  --------------   ---------------   ---------------   ---------------
------------------------------------  --------------------------------------------------------------------
Large Cap Growth
(Inception Date: 3/1/99)
 Beginning AUV......................  (a)     $7.931   (a)      $6.806   (a)      $8.101   (a)      $8.386
                                      (b)     $7.900   (b)      $6.763   (b)      $8.029   (b)      $8.291
 Ending AUV.........................  (a)     $6.806   (a)      $8.101   (a)      $8.386   (a)      $9.580
                                      (b)     $6.763   (b)      $8.029   (b)      $8.291   (b)      $9.448
 Ending Number of AUs...............  (a)  1,469,235   (a)   2,278,875   (a)   2,111,495   (a)   2,133,707
                                      (b)  4,665,791   (b)   5,712,326   (b)   5,308,523   (b)   5,118,417
------------------------------------------------------------------------------------------------------------
Large Cap Composite
 (Inception Date: 3/1/99)
 Beginning AUV......................  (a)     $8.858   (a)      $7.441   (a)      $8.814   (a)      $9.172
                                      (b)     $8.825   (b)      $7.394   (b)      $8.736   (b)      $9.068
 Ending AUV.........................  (a)     $7.441   (a)      $8.814   (a)      $9.172   (a)     $10.319
                                      (b)     $7.394   (b)      $8.736   (b)      $9.068   (b)     $10.177
 Ending Number of AUs...............  (a)    763,947   (a)   1,088,687   (a)     968,668   (a)     912,953
                                      (b)  1,546,325   (b)   1,800,336   (b)   1,716,025   (b)   1,567,798
------------------------------------------------------------------------------------------------------------
Large Cap Value
 (Inception Date: 3/1/99)
 Beginning AUV......................  (a)    $11.297   (a)      $9.433   (a)     $11.652   (a)     $12.520
                                      (b)    $11.254   (b)      $9.374   (b)     $11.550   (b)     $12.379
 Ending AUV.........................  (a)     $9.433   (a)     $11.652   (a)     $12.520   (a)     $14.450
                                      (b)     $9.374   (b)     $11.550   (b)     $12.379   (b)     $14.251
 Ending Number of AUs...............  (a)  1,479,497   (a)   2,077,059   (a)   2,134,246   (a)   2,066,847
                                      (b)  4,109,010   (b)   4,937,302   (b)   4,987,569   (b)   4,461,377
------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 (Inception Date: 3/1/99)
 Beginning AUV......................  (a)    $12.185   (a)     $10.242   (a)     $13.748   (a)     $13.984
                                      (b)    $12.140   (b)     $10.178   (b)     $13.627   (b)     $13.827
 Ending AUV.........................  (a)    $10.242   (a)     $13.748   (a)     $13.984   (a)     $18.201
                                      (b)    $10.178   (b)     $13.627   (b)     $13.827   (b)     $17.952
 Ending Number of AUs...............  (a)    776,963   (a)   1,315,460   (a)   1,216,232   (a)   1,288,130
                                      (b)  2,421,115   (b)   3,257,802   (b)   2,939,384   (b)   2,881,797
------------------------------------------------------------------------------------------------------------
Mid Cap Value
 (Inception Date: 3/1/99)
 Beginning AUV......................  (a)    $15.629   (a)     $13.157   (a)     $17.260   (a)     $19.777
                                      (b)    $15.569   (b)     $13.073   (b)     $17.107   (b)     $19.554
 Ending AUV.........................  (a)    $13.157   (a)     $17.260   (a)    $ 19.777   (a)     $23.679
                                      (b)    $13.073   (b)     $17.107   (b)     $19.554   (b)     $23.353
 Ending Number of AUs...............  (a)  1,014,719   (a)   1,300,186   (a)   1,542,783   (a)   1,398,665
                                      (b)  2,482,363   (b)   3,090,567   (b)   3,227,769   (b)   2,905,698
------------------------------------------------------------------------------------------------------------
Small Cap
 (Inception Date: 3/1/99)
 Beginning AUV......................  (a)    $10.455   (a)      $8.091   (a)     $10.387   (a)     $10.357
                                      (b)    $10.415   (b)      $8.040   (b)     $10.295   (b)     $10.240
 Ending AUV.........................  (a)     $8.091   (a)     $10.387   (a)     $10.357   (a)     $12.882
                                      (b)     $8.040   (b)     $10.295   (b)     $10.240   (b)     $12.704
 Ending Number of AUs...............  (a)    893,438   (a)   1,608,225   (a)   1,499,655   (a)   1,539,229
                                      (b)  2,518,712   (b)   3,597,088   (b)   3,277,172   (b)   3,255,160
------------------------------------------------------------------------------------------------------------

     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).
     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                      FISCAL                     FISCAL           FISCAL
                                                       YEAR      ONE MONTH        YEAR             YEAR
               SELECT                 INCEPTION TO     ENDED       ENDED         ENDED            ENDED
             PORTFOLIOS                 3/31/99       3/31/00     4/30/00       4/30/01          4/30/02
------------------------------------  ------------   ---------   ---------   --------------   --------------
------------------------------------------------------------------------------------------------------------
International Equity
(Inception Date: 3/1/99)
 Beginning AUV......................      10.00          10.51      13.61    (a)     $12.46   (a)     $9.608
                                                                             (b)     $12.46   (b)     $9.595
 Ending AUV.........................      10.51          13.61      12.46    (a)      $9.61   (a)     $7.768
                                                                             (b)      $9.60   (b)     $7.742
 Ending Number of AUs...............     23,961        314,634    384,946    (a)     87,318   (a)    833,895
                                                                             (b)    532,261   (b)  1,773,503
------------------------------------------------------------------------------------------------------------
Diversified Fixed Income
 (Inception Date: 3/10/99)
 Beginning AUV......................      10.00          10.02      10.00    (a)      $9.96   (a)    $10.570
                                                                             (b)      $9.96   (b)    $10.555
 Ending AUV.........................      10.02          10.00       9.96    (a)     $10.57   (a)    $10.912
                                                                             (b)     $10.56   (b)    $10.870
 Ending Number of AUs...............     31,762        474,014    513,721    (a)    217,162   (a)  1,388,027
                                                                             (b)    732,849   (b)  3,049,466
------------------------------------------------------------------------------------------------------------
Cash Management
 (Inception Date: 3/26/99)
 Beginning AUV......................      10.00          10.00      10.32    (a)     $10.35   (a)    $10.774
                                                                             (b)     $10.35   (b)    $10.759
 Ending AUV.........................      10.00          10.32      10.35    (a)     $10.77   (a)    $10.836
                                                                             (b)     $10.76   (b)    $10.794
 Ending Number of AUs...............        970        380,169    235,608    (a)    713,829   (a)  1,156,309
                                                                             (b)  1,188,716   (b)  1,692,359
------------------------------------------------------------------------------------------------------------

                                          FISCAL           FISCAL            FISCAL            FISCAL
                                           YEAR             YEAR              YEAR              YEAR
               SELECT                     ENDED             ENDED             ENDED             ENDED
             PORTFOLIOS                  4/30/03           4/30/04           4/30/05           4/30/06
------------------------------------  --------------   ---------------   ---------------   ---------------
------------------------------------  --------------------------------------------------------------------
International Equity
(Inception Date: 3/1/99)
 Beginning AUV......................  (a)     $7.768   (a)      $5.829   (a)      $7.817   (a)      $8.597
                                      (b)     $7.742   (b)      $5.802   (b)      $7.762   (b)      $8.516
 Ending AUV.........................  (a)     $5.829   (a)      $7.817   (a)      $8.597   (a)     $11.404
                                      (b)     $5.802   (b)      $7.762   (b)      $8.516   (b)     $11.267
 Ending Number of AUs...............  (a)  1,625,696   (a)   2,159,492   (a)   2,561,246   (a)   2,947,527
                                      (b)  2,547,690   (b)   4,127,078   (b)   4,992,053   (b)   5,458,580
------------------------------------------------------------------------------------------------------------
Diversified Fixed Income
 (Inception Date: 3/10/99)
 Beginning AUV......................  (a)    $10.912   (a)     $11.733   (a)     $11.680   (a)     $12.036
                                      (b)    $10.870   (b)     $11.658   (b)     $11.577   (b)     $11.900
 Ending AUV.........................  (a)    $11.733   (a)     $11.680   (a)     $12.036   (a)     $11.812
                                      (b)    $11.658   (b)     $11.577   (b)     $11.900   (b)     $11.650
 Ending Number of AUs...............  (a)  3,232,484   (a)   3,279,348   (a)   2,948,566   (a)   2,524,010
                                      (b)  8,024,390   (b)   6,462,854   (b)   5,308,150   (b)   4,347,061
------------------------------------------------------------------------------------------------------------
Cash Management
 (Inception Date: 3/26/99)
 Beginning AUV......................  (a)    $10.836   (a)     $10.753   (a)     $10.620   (a)     $10.577
                                      (b)    $10.794   (b)     $10.685   (b)     $10.526   (b)     $10.458
 Ending AUV.........................  (a)    $10.753   (a)     $10.620   (a)    $ 10.577   (a)     $10.763
                                      (b)    $10.685   (b)     $10.526   (b)     $10.458   (b)     $10.614
 Ending Number of AUs...............  (a)  1,444,740   (a)   2,008,414   (a)   1,485,439   (a)   1,198,650
                                      (b)  2,232,294   (b)   2,166,413   (b)   2,357,351   (b)   1,463,353
------------------------------------------------------------------------------------------------------------

     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).
     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).
         AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                    FISCAL                     FISCAL           FISCAL
                                                     YEAR      ONE MONTH        YEAR             YEAR
             FOCUSED                INCEPTION TO     ENDED       ENDED         ENDED            ENDED
            PORTFOLIOS                3/31/99       3/31/00     4/30/00       4/30/01          4/30/02
----------------------------------  ------------   ---------   ---------   --------------   --------------
----------------------------------------------------------------------------------------------------------
Focus Growth
(Inception Date: 7/7/00)
 Beginning AUV....................        N/A            N/A        N/A    (a)     $10.00   (a)     $7.642
                                                                           (b)     $10.00   (b)     $7.633
 Ending AUV.......................        N/A            N/A        N/A    (a)      $7.64   (a)     $6.570
                                                                           (b)      $7.63   (b)     $6.545
 Ending Number of AUs.............        N/A            N/A        N/A    (a)    336,517   (a)    977,193
                                                                           (b)  1,598,717   (b)  4,088,242
----------------------------------------------------------------------------------------------------------
Focus Growth and Income
 (Inception Date: 12/29/00)
 Beginning AUV....................        N/A            N/A        N/A    (a)     $10.00   (a)     $9.354
                                                                           (b)     $10.00   (b)     $8.942
 Ending AUV.......................        N/A            N/A        N/A    (a)      $9.35   (a)     $8.537
                                                                           (b)      $8.94   (b)     $8.140
 Ending Number of AUs.............        N/A            N/A        N/A    (a)     22,928   (a)    343,267
                                                                           (b)    197,045   (b)  1,284,539
----------------------------------------------------------------------------------------------------------
Focus Value
 (Inception Date: 10/04/01)
 Beginning AUV....................        N/A            N/A        N/A    (a)        N/A   (a)    $10.000
                                                                           (b)        N/A   (b)    $10.000
 Ending AUV.......................        N/A            N/A        N/A    (a)        N/A   (a)    $10.740
                                                                           (b)        N/A   (b)    $10.727
 Ending Number of AUs.............        N/A            N/A        N/A    (a)        N/A   (a)    216,178
                                                                           (b)        N/A   (b)    990,167
----------------------------------------------------------------------------------------------------------
Focus TechNet
 (Inception Date: 12/29/00)
 Beginning AUV....................        N/A            N/A        N/A    (a)     $10.00   (a)     $6.327
                                                                           (b)     $10.00   (b)     $7.009
 Ending AUV.......................        N/A            N/A        N/A    (a)      $6.33   (a)     $3.299
                                                                           (b)      $7.01   (b)     $3.646
 Ending Number of AUs.............        N/A            N/A        N/A    (a)     55,512   (a)    295,604
                                                                           (b)    233,849   (b)  1,089,889
----------------------------------------------------------------------------------------------------------

                                        FISCAL           FISCAL            FISCAL            FISCAL
                                         YEAR             YEAR              YEAR              YEAR
             FOCUSED                    ENDED             ENDED             ENDED             ENDED
            PORTFOLIOS                 4/30/03           4/30/04           4/30/05           4/30/05
----------------------------------  --------------   ---------------   ---------------   ---------------
----------------------------------  --------------------------------------------------------------------
Focus Growth
(Inception Date: 7/7/00)
 Beginning AUV....................  (a)     $6.570   (a)      $5.576   (a)      $7.134   (a)      $6.798
                                    (b)     $6.545   (b)      $5.541   (b)      $7.071   (b)      $6.722
 Ending AUV.......................  (a)     $5.576   (a)      $7.134   (a)      $6.798   (a)      $8.116
                                    (b)     $5.541   (b)      $7.071   (b)      $6.722   (b)      $8.004
 Ending Number of AUs.............  (a)  2,176,848   (a)   3,296,151   (a)   3,051,901   (a)   2,851,643
                                    (b)  3,979,461   (b)   5,224,743   (b)   4,934,373   (b)   4,411,406
----------------------------------------------------------------------------------------------------------
Focus Growth and Income
 (Inception Date: 12/29/00)
 Beginning AUV....................  (a)     $8.537   (a)      $7.467   (a)      $9.044   (a)      $9.103
                                    (b)     $8.140   (b)      $7.102   (b)      $8.581   (b)      $8.616
 Ending AUV.......................  (a)     $7.467   (a)      $9.044   (a)      $9.103   (a)     $10.525
                                    (b)     $7.102   (b)      $8.581   (b)      $8.616   (b)      $9.937
 Ending Number of AUs.............  (a)    902,816   (a)   1,733,568   (a)   1,596,709   (a)   1,394,506
                                    (b)  1,860,715   (b)   3,312,701   (b)   2,813,149   (b)   2,398,754
----------------------------------------------------------------------------------------------------------
Focus Value
 (Inception Date: 10/04/01)
 Beginning AUV....................  (a)    $10.740   (a)      $9.425   (a)     $12.277   (a)     $13.578
                                    (b)    $10.727   (b)      $9.390   (b)     $12.188   (b)     $13.459
 Ending AUV.......................  (a)     $9.425   (a)     $12.277   (a)     $13.578   (a)     $16.180
                                    (b)     $9.390   (b)     $12.188   (b)     $13.459   (b)     $15.998
 Ending Number of AUs.............  (a)    848,182   (a)     213,874   (a)   1,566,295   (a)   1,556,174
                                    (b)  1,081,447   (b)     170,927   (b)   2,039,448   (b)   2,052,207
----------------------------------------------------------------------------------------------------------
Focus TechNet
 (Inception Date: 12/29/00)
 Beginning AUV....................  (a)     $3.299   (a)      $2.800   (a)      $4.294   (a)      $4.146
                                    (b)     $3.646   (b)      $3.087   (b)      $4.725   (b)      $4.548
 Ending AUV.......................  (a)     $2.800   (a)      $4.294   (a)      $4.146   (a)      $5.394
                                    (b)     $3.087   (b)      $4.725   (b)      $4.548   (b)      $5.902
 Ending Number of AUs.............  (a)  1,567,573   (a)     621,963   (a)   2,748,569   (a)   2,646,414
                                    (b)  1,582,813   (b)     293,811   (b)   2,586,715   (b)   2,490,161
----------------------------------------------------------------------------------------------------------

     (a) Without election of the optional enhanced death benefit and EstatePlus (1.40%).
     (b) With election of the optional enhanced death benefit and EstatePlus for contracts issued before August 2, 2004 (1.65%).
         AUV - Accumulation Unit Value
         AU - Accumulation Units

APPENDIX B - SEASONS REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------

I.  DEFERRED PAYMENT ENHANCEMENT

If you elect to participate in the Seasons Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.

For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE

The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).

On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE

As in Example 1, your Upfront Payment Enhancement is $2,500.

This example also assumes the following:

     1. Your contract value on your 5th contract anniversary is $190,000.

     2. You request a withdrawal of $75,000 on your 5th contract anniversary.

     3. No subsequent Purchase Payments have been made.

     4. No prior withdrawals have been taken.

On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.

The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.

On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW

The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

--------------------------------------------------------------------------------------------------------
                                 UPFRONT PAYMENT    DEFERRED PAYMENT           DEFERRED PAYMENT
ENHANCEMENT LEVEL                ENHANCEMENT RATE   ENHANCEMENT RATE           ENHANCEMENT DATE
--------------------------------------------------------------------------------------------------------
 Under $499,999                         4%                 0%          N/A
--------------------------------------------------------------------------------------------------------
 $500,000 or more                       5%                 1%          Nine years from the date we
                                                                       receive each Purchase Payment.
--------------------------------------------------------------------------------------------------------

Contracts issued with the Seasons Rewards feature may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:

     (1) Above Enhancement Levels, Rates, and Dates throughout the first 90 days.

     (2) No withdrawal in the first 90 days.

     (3) Initial Purchase Payment of $435,000 on December 1, 2000.

     (4) Subsequent Purchase Payment of $40,000 on January 15, 2001.

     (5) Subsequent Purchase Payment of $25,000 on January 30, 2001.

     (6) Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENT RECEIVED

-------------------------------------------------------------------------------------------
                                                                              DEFERRED
                                 PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                  PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
DATE OF PURCHASE PAYMENT          AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
-------------------------------------------------------------------------------------------
 December 1, 2000                $435,000         4%            0%        N/A
-------------------------------------------------------------------------------------------
 January 15, 2001                $ 40,000         4%            0%        N/A
-------------------------------------------------------------------------------------------
 January 30, 2001                $ 25,000         5%            1%        January 30, 2010
-------------------------------------------------------------------------------------------
 January 12, 2001                $  7,500         5%            1%        February 12, 2010
-------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE

The sum of all Purchase Payments made in the first 90 days of the contract equals $507,500. According to the Enhancement Levels in effect at the time this contract was issued, a $507,500 Purchase Payment would have received a 5% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two payment enhancements would be adjusted at the end of the 90 days as follows:

-------------------------------------------------------------------------------------------
                                                                              DEFERRED
                                 PURCHASE      UPFRONT       DEFERRED          PAYMENT
                                  PAYMENT      PAYMENT        PAYMENT        ENHANCEMENT
DATE OF PURCHASE PAYMENT          AMOUNT     ENHANCEMENT    ENHANCEMENT         DATE
-------------------------------------------------------------------------------------------
 December 1, 2000                $435,000         4%            1%        December 1, 2009
-------------------------------------------------------------------------------------------
 January 15, 2001                $ 40,000         4%            1%        January 15, 2010
-------------------------------------------------------------------------------------------
 January 30, 2001                $ 25,000         4%            1%        January 30, 2010
-------------------------------------------------------------------------------------------
 February 12, 2001               $  7,500         4%            1%        February 12, 2010
-------------------------------------------------------------------------------------------

APPENDIX C - OPTIONAL LIVING BENEFIT EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Seasons Income Rewards, MarketLock and MarketLock For Two features:

SEASONS INCOME REWARDS

     EXAMPLE 1 OF SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take up to $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTIONS 1 AND 2:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

     EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTION 3:

     Assume you elect Seasons Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

     EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 annually over a minimum of 11 years, plus $2,500 in the last Benefit Year.

     EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME
                 REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES

The following examples demonstrate the operation of the MarketLock and MarketLock for Two features:

     EXAMPLE 1:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

     EXAMPLE 2:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 5th contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year.

     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take withdrawals of up to $8,400 annually over the next 13 years, plus $6,300 in the last Benefit Year.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
AMOUNT:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $120,000
-----------------------------------------------------------------------------------------------
              5th                           $80,000                        $120,000
-----------------------------------------------------------------------------------------------

     Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% X $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, you may take annual withdrawals of up to $8,400 over the next 14 years, plus $2,400 in the last Benefit Year.

     Now assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $80,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount
     ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $71,600 ($80,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($68,312/$71,600 = 95.4%), or $111,600 * 95.4% which equals $106,475. Your
     MAV Benefit Base is the lesser of these two calculations, or $106,475. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($106,475/13.28), which equals $8,017.71. Therefore, you may take annual withdrawals of up to $8,017.71 over the next 13 years, plus $2,244.77 in the last Benefit Year.

     EXAMPLE 5:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 63 years old but younger than 76 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually as long as at least one of you or your spouse is alive.

     EXAMPLE 6:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided the younger of you or your spouse is at least 76) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.

     EXAMPLE 7 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock for Two, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and

     Benefit Base values are as described in EXAMPLE 6 above. Also assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $118,000 and you make your first withdrawal in the amount of $11,632. Assuming that you or the younger of you or your spouse is at least age 76 at the time of your first withdrawal, your Maximum Annual Withdrawal percentage would be 6% of the MAV Benefit Base
     (6% X $120,000 = $7,200). However because your withdrawal of $11,632 is greater than your Maximum Annual Withdrawal Amount ($7,200), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,632 - $7,200), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,200. Your contract value after this portion of the withdrawal is $110,800 ($118,000 -- $7,200), but your Benefit Base is unchanged. Next, we recalculate your Benefit Base by reducing the Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,432/$110,800 = 4%), or $120,000 X 96% which equals $115,200. Your new
     Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal percentage ($115,200 * 6%), which equals $6,912. Therefore, you may take up to $6,912 annually while at least one of you or your spouse is alive.

APPENDIX D - DEATH BENEFITS FOLLOWING

SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The following details the death benefit options and EstatePlus benefit available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

1. STANDARD DEATH BENEFIT

     If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. Continuation Net Purchase Payments.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. The lesser of:

        (1) Continuation Net Purchase Payments; or

        (2) 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

2. PURCHASE PAYMENT ACCUMULATION OPTION

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday; or

     c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

3. MAXIMUM ANNIVERSARY VALUE OPTION

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will not longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE            MAXIMUM ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------------
       Years 0-4           25% of Earnings        40% of Continuation Net Purchase Payments
----------------------------------------------------------------------------------------------
       Years 5-9           40% of Earnings        65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------
       Years 10+           50% of Earnings        75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

---------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE           MAXIMUM ESTATEPLUS BENEFIT
---------------------------------------------------------------------------------------------
  All Contract Years       25% of Earnings       40% of Continuation Net Purchase Payments*
---------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH ANNIVERSARY OF THE CONTINUATION DATE MUST REMAIN IN THE CONTRACT FOR AT LEAST 6 FULL MONTHS TO BE INCLUDED AS PART OF THE CONTINUATION NET PURCHASE PAYMENTS FOR THE PURPOSE OF THE MAXIMUM ESTATEPLUS PERCENTAGE CALCULATION.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the tables above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earning in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where:

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus Amount?

The EstatePlus Benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                         AVAILABILITY OR VARIATION                        STATES
-----------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10         Pennsylvania
                                   transfer fee.                                              Texas
-----------------------------------------------------------------------------------------------------------------
 Administration Charge             Contract Maintenance Fee is $30.                           North Dakota
-----------------------------------------------------------------------------------------------------------------
 Administration Charge             Charge will be deducted pro-rata from variable portfolios  Washington only. If Purchase Payments are allocated among Fixed
                                   Accounts only, no charge will be deducted.
-----------------------------------------------------------------------------------------------------------------
 Seasons Promise, Seasons Income   Charge will be deducted pro-rata from Variable Portfolios  Washington
 Rewards, MarketLock, MarketLock   only. If Purchase Payments are allocated among Fixed
 For Two                           Accounts only, no charge will be deducted.
-----------------------------------------------------------------------------------------------------------------
 Seasons Promise                   The fee for Seasons Promise is as follows:                 Oregon
                                   Years 0-7  0.65%                                           Washington
                                   Years 8-10 0.30%
                                   Years 11+ 0.00%
-----------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                               Idaho
                                                                                              North Dakota
                                                                                              Utah
-----------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 30 days.                               Alaska
-----------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in Arizona and are age 65 or older on your   Arizona
                                   Contract Date, the Free Look period is 30 days
-----------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on     California
                                   your Contract Date, the Free Look period is 30 days.
-----------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period,   Minnesota
                                   we return the greater of (1) your Purchase Payments; or
                                   (2) the value of your contract.
-----------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period,   Colorado
                                   we return the Purchase Payment(s) paid.                    Delaware
                                                                                              Georgia
                                                                                              Hawaii
                                                                                              Idaho
                                                                                              Iowa
                                                                                              Kansas
                                                                                              Louisiana
                                                                                              Massachusetts
                                                                                              Michigan
                                                                                              Missouri
                                                                                              Nebraska
                                                                                              Nevada
                                                                                              New Hampshire
                                                                                              North Carolina
                                                                                              Ohio
                                                                                              Oklahoma
                                                                                              Rhode Island
                                                                                              South Carolina
                                                                                              Utah
                                                                                              Washington
                                                                                              West Virginia
-----------------------------------------------------------------------------------------------------------------
 Death Benefits                    The standard death benefit is only available to contract   Washington
                                   owners or continuing spouses who are age 82 and younger.
                                   The Purchase Payment Accumulation Option death benefit is
                                   not available.
-----------------------------------------------------------------------------------------------------------------
 Withdrawals                       The minimum amount that must remain after a partial        Texas
                                   withdrawal is $500.
-----------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the    Minnesota
                                   penalty free withdrawal amount.                            Oregon
-----------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender    New Mexico
                                   your contract or begin the Income Phase.                   Texas
                                                                                              Washington
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Seasons Select(II) Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT FIVE
                               SUPPLEMENT TO THE
                SEASONS SELECT II VARIABLE ANNUITY (J3547PRO.6)
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 2, 2007
--------------------------------------------------------------------------------

THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY CHANGED TO FEBRUARY 13, 2007.

THE FOLLOWING PARAGRAPH AND INTERIM FINANCIAL STATEMENTS ARE HEREBY ADDED TO THE FINANCIAL STATEMENTS SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION:

Consolidated financial statements (unaudited) of AIG SunAmerica Life Assurance Company at September 30, 2006 and December 31, 2005, and for the nine months ended September 30, 2006 and 2005, are included herein.

Dated: February 13, 2007

   Please keep this Supplement with your Statement of Additional Information

                       STATEMENT OF ADDITIONAL INFORMATION

          FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY

                         VARIABLE ANNUITY ACCOUNT FIVE
                      Seasons Select II Variable Annuities

                DEPOSITOR: AIG SUNAMERICA LIFE ASSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated January 2, 2007, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JANUARY 2, 2007.

TABLE OF CONTENTS
Separate Account............................................    3

General Account.............................................    3

Support Agreement Between the Company and AIG...............    4

Performance Data............................................    4

Annuity Income Payments.....................................    7

Annuity Unit Values.........................................    8

Taxes.......................................................   11

Distribution of Contracts...................................   16

Financial Statements........................................   16

SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and Seasons Strategies ("Variable Portfolios"), with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the Separate Account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).


GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG
--------------------------------------------------------------------------------

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.


PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its Variable Portfolios. A Variable Portfolio is a sub-account of the Separate Account which provides for variable investment options available under the contract. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolios is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                   Base Period Return = (EV - SV - CMF)/(SV)


For contracts with the Seasons Rewards Program:
------------------------------------------------



                 Base Period Return = (EV - SV - CMF + E)/(SV)


    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days


        E = Premium Enhancement Rate, prorated for 7 days


The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.



Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER PORTFOLIOS

The Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:


For contracts without the Seasons Rewards Program:
--------------------------------------------------


                       P (1 + T) TO THE POWER OF n = ERV


For contracts with the Seasons Rewards Program:
------------------------------------------------



                   [P (1 + E)](1 + T) TO THE POWER OF n = ERV


    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years


        E = Payment Enhancement Rate


        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

    - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards Program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards is elected; AND


    - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards Program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.


We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already the contract with or without the Seasons Rewards Program. However, we will not report performance for the contract featuring the Seasons Rewards Program, unless net of withdrawal charges.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds two other contracts (Seasons and Seasons Select) which have been in existence longer than the Seasons Select II Variable Annuity. The Strategies in Seasons Select II are also available in the Seasons contract and have been since 4/15/97. The Select Portfolios have been available since March 1, 1999 and the Focused Portfolios since July 5, 2000 in the Seasons Select contract. The one year and since inception numbers for the Strategies and Portfolios are based on Seasons and Seasons Select historical data (which is adjusted for the fees and charges applicable to Seasons Select II) and represent adjusted actual performance of the Separate Account.

ANNUITY INCOME PAYMENTS
--------------------------------------------------------------------------------

INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5010, variable annuity payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.


Note that the amount of the first variable annuity payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.


                                      TAXES
General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.***

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

-     after attainment of age 59 1/2;

-     when paid to your beneficiary after you die;

-     after you become disabled (as defined in the IRC);

- as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

- payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

-     dividends paid with respect to stock of a corporation described in IRC
      Section 404(k);

- for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

- payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

- for payment of health insurance if you are unemployed and meet certain requirements

-     distributions from IRAs for higher education expenses

-     distributions from IRAs for first home purchases

- amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to-trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

Under IRC section 72(e)(4)(c), if you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration, you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2006 is $15,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2006 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $44,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, are incorporated by reference in this Statement of Additional Information to Post-Effective Amendment No. 32 under the Securities Act of 1933 and Amendment No. 33 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No.
0000950129-06-004661. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

The financial statements of Variable Annuity Account Five at April 30, 2006, and for each of the two years in the period ended April 30, 2006, are incorporated by reference to Post-Effective Amendment No. 33 under the Securities Act of 1933 and Amendment No. 34 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727 filed on July 28, 2006, Accession No.
0000950134-06-014191.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS




                                                                         Page
                                                                       Number(s)
                                                                      ----------

         Report of Independent Registered Public Accounting Firm          --

         Consolidated Balance Sheet -- December 31, 2005 and
         2004                                                           1 to 2

         Consolidated Statement of Income and Comprehensive
         Income -- Years Ended December 31, 2005, 2004 and 2003         3 to 4

         Consolidated Statement of Cash Flows -- Years Ended
         December 31, 2005, 2004 and 2003                               5 to 6

         Notes to Consolidated Financial Statements                     7 to 32

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.


PricewaterhouseCoopers LLP
Los Angeles, California
April 17, 2006

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                   2005            2004
                                                                -----------     -----------

                                                                       (in thousands)
ASSETS

Investments and cash:
 Cash and short-term investments                                $   190,066     $   201,117
 Bonds, notes and redeemable preferred stocks available for
   sale, at fair value (amortized cost:  December 31, 2005,
   $4,821,973; December 31, 2004, $4,987,728)                     4,870,876       5,139,477
 Mortgage loans                                                     490,876         624,179
 Policy loans                                                       170,353         185,958
 Mutual funds                                                        24,380           6,131
 Common stocks available for sale, at fair value (cost:
   December 31, 2005, $25,015; December 31, 2004, $25,015)           26,341          26,452
 Securities lending collateral, at cost (approximates fair
     value)                                                       1,278,694         883,792
 Other invested assets                                               65,310          58,880
                                                                -----------     -----------

 Total investments and cash                                       7,116,896       7,125,986

Variable annuity assets held in separate accounts                24,379,389      22,612,451
Accrued investment income                                            67,911          73,769
Deferred acquisition costs                                        1,378,018       1,349,089
Other deferred expenses                                             255,601         257,781
Income taxes currently receivable from Parent                         4,833           9,945
Goodwill                                                             14,038          14,038
Other assets                                                         56,327          52,956
                                                                -----------     -----------

TOTAL ASSETS                                                    $33,273,013     $31,496,015
                                                                ===========     ===========


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                   2005            2004
                                                                -----------     -----------

                                                                       (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts                                           $ 3,548,441     $ 3,948,158
  Reserves for universal life insurance contracts                 1,472,956       1,535,905
  Reserves for guaranteed investment contracts                      117,556         215,331
  Reserves for guaranteed benefits                                   65,895          76,949
  Securities lending payable                                      1,278,694         883,792
  Due to affiliates                                                  11,914          21,655
  Payable to brokers                                                  2,273              --
  Other liabilities                                                 225,520         190,198
                                                                -----------     -----------

 Total reserves, payables and accrued liabilities                 6,723,249       6,871,988

Variable annuity liabilities related to separate accounts        24,379,389      22,612,451

Deferred income taxes                                               316,578         257,532
                                                                -----------     -----------

Total liabilities                                                31,419,216      29,741,971
                                                                -----------     -----------

Shareholder's equity:
  Common stock                                                        3,511           3,511
  Additional paid-in capital                                        761,259         758,346
  Retained earnings                                               1,074,953         919,612
  Accumulated other comprehensive income                             14,074          72,575
                                                                -----------     -----------

  Total shareholder's equity                                      1,853,797       1,754,044
                                                                -----------     -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                      $33,273,013     $31,496,015
                                                                ===========     ===========


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              2005            2004             2003
                                                           -----------     -----------      -----------

                                                                          (in thousands)
REVENUES

     Fee income:
         Variable annuity policy fees, net of
            reinsurance                                    $   429,037     $   374,367      $   285,927
         Asset management fees                                  82,128          84,343           62,095
         Universal life insurance policy fees, net of
            reinsurance                                         33,244          33,899           35,816
         Surrender charges                                      26,900          26,219           27,733
         Other fees                                             15,510          15,753           15,520
                                                           -----------     -----------      -----------
     Total fee income                                          586,819         534,581          427,091

     Investment income                                         344,691         362,607          397,616
     Net realized investment gains (losses)                      8,925         (22,820)         (25,047)
                                                           -----------     -----------      -----------

Total revenues                                                 940,435         874,368          799,660
                                                           -----------     -----------      -----------

BENEFITS AND EXPENSES
     Interest expense:
        Fixed annuity and fixed accounts of variable
         annuity contracts                                     124,575         140,889          153,636
        Universal life insurance contracts                      70,290          73,745           76,415
        Guaranteed investment contracts                          6,608           6,034            7,534
        Subordinated notes payable to affiliates                    --           2,081            2,628
                                                           -----------     -----------      -----------
     Total interest expense                                    201,473         222,749          240,213
     Amortization of bonus interest                             18,069          10,357           19,776
     Claims on universal life insurance contracts, net
       of reinsurance recoveries                                18,412          17,420           17,766
     Guaranteed benefits, net of
       reinsurance recoveries                                   24,967          58,756           63,268
     General and administrative expenses                       131,310         131,612          119,093
     Amortization of deferred acquisition costs and
       other deferred expenses                                 218,029         157,650          160,106
     Annual commissions                                         75,534          64,323           55,661
                                                           -----------     -----------      -----------

Total benefits and expenses                                    687,794         662,867          675,883
                                                           -----------     -----------      -----------

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                         252,641         211,501          123,777

Income tax expense                                              70,738           6,410           30,247
                                                           -----------     -----------      -----------

INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                         181,903         205,091           93,530

Cumulative effect of accounting change, net of tax                  --         (62,589)              --
                                                           -----------     -----------      -----------

NET INCOME                                                 $   181,903     $   142,502      $    93,530
                                                           -----------     -----------      -----------



          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                                    2005           2004           2003
                                                                                  ---------      ---------      ---------

                                                                                               (in thousands)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

Net unrealized gains (losses) on debt and equity securities available for sale identified in the current period, less related amortization of deferred
   acquisition costs and other deferred expenses                                  $ (77,495)     $ (20,487)     $  67,125

Less reclassification adjustment for net realized
   (gains) losses included in net income                                            (10,436)        19,263         19,194

Net unrealized gain (loss) on foreign currency                                       (2,071)         1,170             --

Income tax benefit (expense)                                                         31,502             19        (30,213)
                                                                                  ---------      ---------      ---------

OTHER COMPREHENSIVE INCOME (LOSS)                                                   (58,500)           (35)        56,106
                                                                                  ---------      ---------      ---------

COMPREHENSIVE INCOME                                                              $ 123,403      $ 142,467      $ 149,636
                                                                                  =========      =========      =========


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            2005            2004              2003
                                                                       -----------      -----------      -----------

                                                                                           (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                             $   181,903      $   142,502      $    93,530
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax                            --           62,589               --
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity contracts         124,575          140,889          153,636
    Universal life insurance contracts                                      70,290           73,745           76,415
    Guaranteed investment contracts                                          6,608            6,034            7,534
  Net realized investment (gains) losses                                    (8,925)          22,820           25,047
  Amortization of net premium/(accretion of net discount) on
   investments                                                              12,399             (705)          (6,519)
  Amortization of deferred acquisition costs and other expenses            236,098          168,007          179,882
  Acquisition costs deferred                                              (202,790)        (246,033)        (212,251)
  Other expenses deferred                                                  (22,619)         (46,799)         (53,427)
  Provision for deferred income taxes                                       90,547           49,337         (129,591)
  Change in:
    Accrued investment income                                                5,858              878              679
    Income taxes currently receivable from Parent                            5,112            5,510          148,898
    Other assets                                                            (4,842)           6,035          (10,631)
    Due from/to affiliates                                                  (9,741)           2,366          (36,841)
    Other liabilities                                                        2,292            7,132           10,697
  Other, net                                                               (13,556)         (12,836)           3,461
                                                                       -----------      -----------      -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                  473,209          381,471          250,519

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                          (2,368,070)      (1,232,311)      (2,078,310)
  Mortgage loans                                                          (112,327)         (31,502)         (44,247)
  Other investments, excluding short-term investments                      (48,499)         (33,235)         (20,266)
Sales of:
  Bonds, notes and redeemable preferred stocks                           1,674,197          651,301        1,190,299
  Other investments, excluding short-term investments                       56,295           22,283           12,835
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                             826,462          898,682          994,014
  Mortgage loans                                                           246,470          125,475           67,506
  Other investments, excluding short-term investments                       15,903           10,915           72,970
Change in securities lending collateral                                   (394,902)        (369,647)          71,615
                                                                       -----------      -----------      -----------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                    $  (104,471)     $    41,961      $   266,416


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        2005             2004             2003
                                                                     -----------      -----------      -----------

                                                                                    (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity contracts     $ 1,351,964      $ 1,360,319      $ 1,553,000
  Universal life insurance contracts                                      41,611           45,183           45,657
Net exchanges from the fixed accounts of variable annuity
  contracts                                                           (1,171,713)      (1,332,240)      (1,108,030)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity contracts        (611,301)        (458,052)        (464,332)
  Universal life insurance contracts                                     (57,465)         (69,185)         (61,039)
  Guaranteed investment contracts                                       (104,411)          (8,614)        (148,719)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity contracts         (99,903)        (108,691)        (109,412)
  Universal life insurance contracts                                     (98,473)        (105,489)        (111,380)
Net receipts from (repayments of) other short-term financings                 --          (41,060)          14,000
Net payment related to a modified coinsurance transaction                     --           (4,738)         (26,655)
Change in securities lending payable                                     394,902          369,647          (71,615)
Dividend paid to Parent                                                  (25,000)          (2,500)         (12,187)
                                                                     -----------      -----------      -----------

NET CASH USED IN FINANCING ACTIVITIES                                   (379,789)        (355,420)        (500,712)
                                                                     -----------      -----------      -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS               (11,051)          68,012           16,223

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD                   201,117          133,105          116,882
                                                                     -----------      -----------      -----------

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                     $   190,066      $   201,117      $   133,105
                                                                     ===========      ===========      ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                                        $        --      $     2,081      $     2,628
                                                                     ===========      ===========      ===========

Income taxes received from (paid to) Parent                          $    24,923      $   (47,749)     $    10,989
                                                                     ===========      ===========      ===========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

1.       BASIS OF PRESENTATION

         AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

         Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Shareholder's equity at December 31, 2003 was restated to include $150,653,000, for SAAMCo. Similarly, the results of operations and cash flows for the year ended December 31, 2003 have been restated for the addition to pretax income of $16,345,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.

         SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

         Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 32.1% of deposits in the year ended December 31, 2005, 24.8% of deposits in the year ended December 31, 2004 and 14.6% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 12.4% of deposits in the year ended December 31, 2005, 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


1.       BASIS OF PRESENTATION (Continued)

         year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

         Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $1,249,900,000 and $862,481,000 as of December 31, 2005 and 2004,
         respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2005 and 2004, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income. At December 31, 2005, approximately $136,179,000 of such collateral was invested in AIG affiliated entities.

         Other invested assets consist principally of investments in limited partnerships and derivative financial instruments purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note
         7). Limited partnerships are carried at cost. The derivative financial instruments are marked to market and changes in market value are recorded through net realized investment gains (losses) included in the consolidated statement of income and comprehensive income.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairment writedowns totaled $10,288,000, $21,050,000 and $54,092,000 in the years ending December 31, 2005, 2004 and 2003, respectively.

         DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

         The Company recognizes all derivatives in the consolidated balance sheet at fair value. Gains and losses in the fair value of derivatives are recognized in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

         DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

         The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

         The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

         OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

         The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

         VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS:
         The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

         GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2005 and 2004. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2005 and 2004, and has determined that no impairment provision is necessary.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS: Reserves for fixed annuity, Fixed Options, universal life insurance and guaranteed investment contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

         RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit ("EEB") and guaranteed minimum income benefits ("GMIB") are accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). See Recently Issued Accounting Standards below.

         FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

         INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

         At the March 2004 meeting, the Emerging Issue Task Force ("EITF") reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." On September 30, 2004, the FASB issued FASB staff pronouncement ("FSP") EITF No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB has resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the Company's financial condition or results of operations.

         On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 replaces Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements based on the new accounting principle, unless its impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors beginning January 1, 2006.

         On September 19, 2005, FASB issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company is currently assessing the effect of implementing this guidance.

         On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

         On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

         On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (FAS 155), and amendment of FAS 140 and FAS 133. FAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable. FAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of the Company's fiscal year that begins after September 15, 2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued. The Company has decided to early adopt FAS 155 effective January 1, 2006, and is assessing the effect of this change in accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:


                                                               Amortized      Estimated
                                                                 Cost        Fair Value
                                                               ----------    -----------

                                                                   (in thousands)

        AT DECEMBER 31, 2005:
        U.S. government securities                             $   32,340     $   33,337
        Mortgage-backed securities                              1,049,241      1,058,516
        Securities of public utilities                            275,482        277,763
        Corporate bonds and notes                               2,785,382      2,817,720
        Other debt securities                                     679,528        683,540
                                                               ----------     ----------

          Total                                                $4,821,973     $4,870,876
                                                               ==========     ==========



                                                               Amortized      Estimated
                                                                 Cost         Fair Value
                                                               ----------     ----------

                                                                   (in thousands)
        AT DECEMBER 31, 2004:
        U.S. government securities                             $   28,443     $   30,300
        Mortgage-backed securities                                926,274        956,567
        Securities of public utilities                            321,381        332,038
        Corporate bonds and notes                               2,797,943      2,902,829
        Other debt securities                                     913,687        917,743
                                                               ----------     ----------

          Total                                                $4,987,728     $5,139,477
                                                               ==========     ==========

         At December 31, 2005, bonds, notes and redeemable preferred stocks included $247,457,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 20%, 18%, 15%, 12%, 11% and 10% concentrated in financial services, utilities, telecommunications, noncyclical consumer, transportation and cyclical consumer industries, respectively. No other industry concentration constituted more than 10% of these assets.

         At December 31, 2005, mortgage loans were collateralized by properties located in 27 states, with loans totaling approximately 25%, 11%, 11% and 11% of the aggregate carrying value of the portfolio secured by properties located in California, Massachusetts, Texas and Michigan, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

         At December 31, 2005, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $21,191,000 of bonds.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS (Continued)

         As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

         The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets to fixed-rate instruments.

         At December 31, 2005, $9,685,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2005, follow:

                                                    Amortized      Estimated
                                                       Cost        Fair Value
                                                    ----------     ----------

                                                        (in thousands)
         Due in one year or less                    $  302,155     $  308,318
         Due after one year through five years       1,752,254      1,762,652
         Due after five years through ten years      1,344,904      1,362,262
         Due after ten years                           373,419        379,128
         Mortgage-backed securities                  1,049,241      1,058,516
                                                    ----------     ----------

           Total                                    $4,821,973     $4,870,876
                                                    ==========     ==========

         Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                    Gross         Gross
                                                 Unrealized     Unrealized
                                                    Gains         Losses
                                                 ----------     ----------

                                                      (in thousands)
         AT DECEMBER 31, 2005:
         U.S. government securities               $     997     $      --
         Mortgage-backed securities                  15,534        (6,259)
         Securities of public utilities               4,449        (2,168)
         Corporate bonds and notes                   59,243       (26,905)
         Other debt securities                       12,697        (8,685)
                                                  ---------     ---------

           Total                                  $  92,920     $ (44,017)
                                                  =========     =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.       INVESTMENTS (Continued)

                                                   Gross          Gross
                                                 Unrealized     Unrealized
                                                   Gains          Losses
                                                 ----------     ----------

                                                     (in thousands)
         AT DECEMBER 31, 2004:
         U.S. government securities              $    1,857     $       --
         Mortgage-backed securities                  32,678         (2,385)
         Securities of public utilities              11,418           (761)
         Corporate bonds and notes                  118,069        (13,183)
         Other debt securities                       14,871        (10,815)
                                                 ----------     ----------

           Total                                 $  178,893     $  (27,144)
                                                 ==========     ==========

         Gross unrealized gains on equity securities aggregated $1,326,000 at December 31, 2005 and $1,437,000 at December 31, 2004. There were no unrealized losses on equity securities at December 31, 2005 and December 31, 2004.

         The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004 (dollars in thousands).

                                   Less than 12 Months                   12 Months or More                      Total
                           ---------------------------------     --------------------------------   ------------------------------
                                        Unrealized                            Unrealized                        Unrealized
     December 31, 2005     Fair Value      Loss        Items     Fair Value      Loss       Items   Fair Value     Loss      Items
                           ---------------------------------     --------------------------------   ------------------------------
     Mortgage-backed
      securities           $  400,513   $   (4,275)       85     $   57,067   $   (1,984)      13   $  457,580  $   (6,259)     98
     Securities of
      public utilities         83,797       (1,538)       19         18,485         (630)       6      102,282      (2,168)     25
     Corporate bonds and
      notes                 1,156,959      (18,235)      189        233,052       (8,670)      49    1,390,011     (26,905)    238
     Other debt securities    181,348       (3,540)       31        124,346       (5,145)      23      305,694      (8,685)     54
                           ---------------------------------     --------------------------------   ------------------------------
     Total                 $1,822,617   $  (27,588)      324     $  432,950   $  (16,429)      91   $2,255,567  $  (44,017)    415
                           =================================     ================================   ==============================

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS (Continued)

                                       Less than 12 Months             12 Months or More                   Total
                                 ------------------------------  -----------------------------  ------------------------------
                                             Unrealized                           Unrealized                     Unrealized
     December 31, 2004           Fair Value     Loss      Items  Fair Value     Loss     Items  Fair Value     Loss     Items
                                 ------------------------------  -----------------------------  ------------------------------
     Mortgage-backed securities  $  125,589  $   (1,282)     23  $   40,275  $   (1,103)     9  $  165,864  $   (2,385)    32
     Securities of public
      utilities                      46,249        (761)      9           0           0      0      46,249        (761)     9
     Corporate bonds and notes     487,923      (7,418)     86      87,194      (5,765)    15     575,117     (13,183)   101
     Other debt securities          207,378      (4,062)     36      79,782      (6,753)    12     287,160     (10,815)    48
                                 ------------------------------  -----------------------------  ------------------------------
     Total                       $  867,139  $  (13,523)    154  $  207,251  $  (13,621)    36  $1,074,390  $  (27,144)   190
                                 ==============================  =============================  ==============================

         Realized investment gains and losses include the following:

                                                         Years ended December 31,
                                                      ------------------------------
                                                        2005       2004       2003
                                                      --------   --------   --------

                                                              (in thousands)
         Bonds, notes and redeemable preferred stock  $(19,770)  $(20,613)  $(32,293)
         Common stock                                       51       (242)       444
         Other invested assets                          28,644     (1,965)     6,802
                                                      --------   --------   --------

         Net realized investment gains (losses)       $  8,925   $(22,820)  $(25,047)
                                                      ========   ========   ========


         Realized investment gains and losses on sales of bonds, notes and redeemable preferred stock and equity securities are as follows:

                                                            Years ended December 31,
                                                        ------------------------------
                                                          2005       2004       2003
                                                        --------   --------   --------

                                                                (in thousands)
         BONDS, NOTES AND REDEEMABLE
            PREFERRED STOCKS:
            Realized gains                              $ 11,526   $ 12,240   $ 30,896
            Realized losses                              (23,927)   (12,623)   (11,818)

         COMMON STOCKS:
            Realized gains                                    51          5        561
            Realized losses                                   --       (247)      (117)


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS (Continued)

         The sources and related amounts of investment income are as follows:

                                                             Years ended December 31,
                                                       ---------------------------------
                                                          2005       2004         2003
                                                       ---------   ---------   ---------

                                                                (in thousands)
         Short-term investments                        $   7,740   $   2,483   $   1,363
         Bonds, notes and redeemable preferred stocks    264,284     293,258     321,493
         Mortgage loans                                   48,633      50,825      53,951
         Partnerships                                     10,393         417        (478)
         Policy loans                                     13,869      17,130      15,925
         Real estate                                        (189)       (202)       (331)
         Other invested assets                             1,969       1,162       8,001
         Less: investment expenses                        (2,008)     (2,466)     (2,308)
                                                       ---------   ---------   ---------

         Total investment income                       $ 344,691   $ 362,607   $ 397,616
                                                       =========   =========   =========

4.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

         OTHER INVESTED ASSETS: Other invested assets include derivative financial instruments and partnerships. The fair value of the derivative financial instruments is based principally on broker quotes. Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.


         RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
         CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

         The estimated fair values of the Company's financial instruments at December 31, 2005 and 2004 compared with their respective carrying values, are as follows:

                                                                           Carrying     Fair
                                                                             Value      Value
                                                                          ----------  ----------

                                                                              (in thousands)
         DECEMBER 31, 2005:

         ASSETS:
               Cash and short-term investments                            $  190,066  $  190,066
               Bonds, notes and redeemable preferred stocks                4,870,876   4,870,876
               Mortgage loans                                                490,876     508,485
               Policy loans                                                  170,353     170,353
               Mutual funds                                                   24,380      24,380
               Common stocks                                                  26,341      26,341
               Securities lending collateral                               1,278,694   1,278,694
               Other invested assets                                          65,310      65,310

         LIABILITIES:
               Reserves for fixed annuity and fixed accounts of variable
                   annuity contracts                                      $3,548,441  $3,477,797
               Reserves for guaranteed investment contracts                  117,556     117,646
               Securities lending payable                                  1,278,694   1,278,694

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                              Carrying         Fair
                                                                                Value          Value
                                                                            ------------    ------------

                                                                                  (in thousands)
         DECEMBER 31, 2004:
         ASSETS:
               Cash and short-term investments                              $    201,117    $    201,117
               Bonds, notes and redeemable preferred stocks                    5,139,477       5,139,477
               Mortgage loans                                                    624,179         657,828
               Policy loans                                                      185,958         185,958
               Mutual funds                                                        6,131           6,131
               Common stocks                                                      26,452          26,452
               Securities lending collateral                                     883,792         883,792
               Other invested assets                                              58,880          58,880

         LIABILITIES:
               Reserves for fixed annuity and fixed accounts of variable
                   annuity contracts                                        $  3,948,158    $  3,943,265
               Reserves for guaranteed investment contracts                      215,331         219,230
               Securities lending payable                                        883,792         883,792

5.       DEFERRED ACQUISITION COSTS

         The following table summarizes the activity in deferred acquisition costs:

                                                          Years Ended December 31,
                                                         ---------------------------
                                                            2005            2004
                                                         -----------     -----------

                                                               (in thousands)

         Balance at beginning of year                    $ 1,349,089     $ 1,268,621
         Acquisition costs deferred                          202,790         246,033
         Effect of net unrealized gains on securities         13,570             267
         Amortization charged to income                     (187,431)       (126,142)
         Cumulative effect of SOP 03-1                            --         (39,690)
                                                         -----------     -----------

         Balance at end of year                          $ 1,378,018     $ 1,349,089
                                                         ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


6.       OTHER DEFERRED EXPENSES

         The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                            Bonus       Distribution
                                                          Payments          Costs           Total
                                                         -----------    ------------     -----------
                                                                       (in thousands)
         YEAR ENDED DECEMBER 31, 2005

         Balance at beginning of year                    $   182,103     $    75,678     $   257,781
         Expenses deferred                                    29,039          15,918          44,957
         Effect of net unrealized gains on securities          1,530              --           1,530
         Amortization charged in income                      (18,069)        (30,598)        (48,667)
                                                         -----------     -----------     -----------

         Balance at end of year                          $   194,603     $    60,998     $   255,601
                                                         ===========     ===========     ===========


         YEAR ENDED DECEMBER 31, 2004

         Balance at beginning of year                    $   155,695     $    81,011     $   236,707
         Expenses deferred                                    36,732          26,175          62,906
         Effect of net unrealized gains on securities             33              --              33
         Amortization charged in income                      (10,357)        (31,508)        (41,865)
                                                         -----------     -----------     -----------

         Balance at end of year                          $   182,103     $    75,678     $   257,781
                                                         ===========     ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7.       GUARANTEED BENEFITS

         The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

         The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees (GMDB, GMIB and EEB) are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

         The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or
         (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

         EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

         If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7.       GUARANTEED BENEFITS (Continued)

         GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options and futures on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         Details concerning the Company's guaranteed benefit exposures as are as follows:

                                                                                               Highest
                                                                                              Specified
                                                                                             Anniversary
                                                                                            Account Value
                                                                       Return of Net            Minus
                                                                      Deposits Plus a        Withdrawals
                                                                          Minimum               Post
                                                                          Return             Anniversary
                                                                      ---------------       -------------
         AT DECEMBER 31, 2005
                                                                            (dollars in millions)
         In the event of death (GMDB and EEB):
            Net account value                                             9,968                 9,166
            Net amount at risk (a)                                          782                   826
            Average attained age of contract holders                         67                    64
            Range of guaranteed minimum return rates                     0%-5.0%                    0%

         At annuitization (GMIB):
            Net account value                                             2,164
            Net amount at risk (b)                                            3
            Weighted average period remaining until earliest
              annuitization                                                 3.2
            Range of guaranteed minimum return rates                     0%-6.5%

         Accumulation at specified date (GMAV):
            Account value                                                 1,932
            Net amount at risk (c)                                           --
            Weighted average period remaining until guaranteed
              payment                                                       8.3

         Annual withdrawals at specified date (GMWB):
            Account value                                                 1,026
            Net amount at risk (d)                                           --
            Weighted average period remaining until expected payout        15.9

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.       GUARANTEED BENEFITS (Continued)

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        --------------
         AT DECEMBER 31, 2004
                                                                                    (dollars in millions)
         In the event of death (GMDB and EEB):
            Net account value                                                    9,912                  7,739
            Net amount at risk (a)                                                 933                  1,137
            Average attained age of contract holders                                67                     64
            Range of guaranteed minimum return rates                            0%-5.0%                     0%

         At annuitization (GMIB):
            Net account value                                                    1,293
            Net amount at risk (b)                                                   3
            Weighted average period remaining until earliest
             annuitization                                                         3.8
            Range of guaranteed minimum return rates                            0%-6.5%

         Accumulation at specified date (GMAV):
            Account value                                                        1,533
            Net amount at risk (c)                                                  --
            Weighted average period remaining until guaranteed
             payment                                                               9.0

         Annual withdrawals at specified date (GMWB):
            Account value                                                          294
            Net amount at risk (d)                                                  --
            Weighted average period remaining until expected payout               13.9

         (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

         (b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders annuitized at the same balance sheet date.

         (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

         (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $91.5 and $26.3 million as of December 31, 2005 and 2004, respectively and is payable no sooner than 10 years from the end of the waiting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7.       GUARANTEED BENEFITS (Continued)

         The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                             Years Ended December 31,
                                                                           ---------------------------
                                                                              2005            2004
                                                                           -----------     -----------

                                                                                 (in thousands)
           Balance at the beginning of the year, before reinsurance (e)    $    76,949     $    92,873
           Guaranteed benefits incurred                                         26,244          61,472
           Guaranteed benefits paid                                             (5,721)        (49,947)
                                                                           -----------     -----------

           Balance at the end of the year, before reinsurance                   97,472         104,398
           Less reinsurance                                                    (31,577)        (27,449)
                                                                           -----------     -----------

           Balance at the end of the year, net of reinsurance              $    65,895     $    76,949
                                                                           ===========     ===========

         (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

         The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2005 and 2004:
            o Data used was 5,000 stochastically generated investment performance scenarios.
            o  Mean investment performance assumption was 10%.
            o  Volatility assumption was 16%.
            o  Mortality was assumed to be 64% of the 75-80 ALB table.
            o Lapse rates vary by contract type and duration and range from 0% to 40%.
            o  The discount rate was approximately 8%.

8.       REINSURANCE

         Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

         Variable policy fees are net of reinsurance premiums of $28,108,000, $28,604,000 and $30,795,000 in 2005, 2004 and 2003, respectively.
         Universal life insurance fees are net of reinsurance premiums of $33,408,000, $34,311,000 and $33,710,000 in 2005, 2004 and 2003,
         respectively.

         The Company has a reinsurance treaty that limits the Company's universal life risk on any one insured life to $100,000. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $32,422,000, $34,163,000 and $34,036,000 in 2005, 2004 and 2003, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $1,277,000, $2,716,000 and $8,042,000 in 2005, 2004 and 2003, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company has four agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, pursuant to these agreements the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2005 is $108,562,000. These commitments expire in 2006. Related to each of these agreements are participation agreements under which the Parent will share in $39,377,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

         A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

         On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

         Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

         Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

         At December 31, 2005, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through December 31, 2006 and thereafter as follows (in thousands):


                  2006                       $   4,535
                  2007                           3,079
                  2008                           2,833
                  2009                           2,959
                  2010                           2,959
                  Thereafter                    23,098
                                             ---------
                                             $  39,463
                                             =========

         Rent expense was $3,456,000, $3,358,000 and $3,905,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2005 and 2004, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                                                             Years ended December 31,
                                                                   -------------------------------------------
                                                                      2005            2004            2003
                                                                   -----------     -----------     -----------

                                                                                 (in thousands)
         ADDITIONAL PAID-IN CAPITAL:
           Beginning balances                                      $   758,346     $   709,246     $   709,246
           Capital contributions by Parent                               2,913          49,100              --
                                                                   -----------     -----------     -----------

           Ending balances                                         $   761,259     $   758,346     $   709,246
                                                                   ===========     ===========     ===========

         RETAINED EARNINGS:
           Beginning balances                                      $   919,612     $   828,423     $   730,321
           Net income                                                  181,903         142,502          93,530
           Dividends paid to Parent                                    (25,000)         (2,500)        (12,187)
           Adjustment for SICO compensation (See Note 12)               (1,562)             --              --
           Adjustment for tax benefit of distributed subsidiary             --             287          16,759
           Tax effect on a distribution of investment                       --         (49,100)             --
                                                                   -----------     -----------     -----------

           Ending balances                                         $ 1,074,953     $   919,612     $   828,423
                                                                   ===========     ===========     ===========

         ACCUMULATED OTHER COMPREHENSIVE
            INCOME:
            Beginning balances                                     $    72,575     $    72,610     $    16,504
            Change in net unrealized gains (losses) on
              debt securities available for sale                      (104,255)         (1,459)        118,725
            Change in net unrealized gains (losses) on
              equity securities available for sale                       1,224             (65)          1,594
            Change in net unrealized gain (loss)
              on foreign currency                                       (2,071)          1,170              --
            Change in adjustment to deferred acquisition costs
              and other deferred expenses                               15,100             300         (34,000)
            Tax effects of net changes                                  31,501              19         (30,213)
                                                                   -----------     -----------     -----------

            Ending balances                                        $    14,074     $    72,575     $    72,610
                                                                   ===========     ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


10.      SHAREHOLDER'S EQUITY (Continued)

         Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                          December 31,     December 31,
                                                              2005            2004
                                                          ------------     ------------

                                                                (in thousands)
         Gross unrealized gains                           $    94,246     $   180,329
         Gross unrealized losses                              (44,093)        (27,144)
         Unrealized gain (loss) on foreign currency              (901)          1,170
         Adjustment to DAC and other deferred expenses        (27,600)        (42,700)
         Deferred income taxes                                 (7,578)        (39,080)
                                                          -----------     -----------

         Accumulated other comprehensive income           $    14,074     $    72,575
                                                          ===========     ===========


         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2006 without obtaining prior approval is $94,712,000. Dividends of $25,000,000 and $2,500,000 were paid in
         2005 and 2004, respectively. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 in 2003.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $171,505,000, $99,288,000 and $89,071,000 for the years ended December
         31, 2005, 2004 and 2003, respectively. The Company's statutory capital and surplus totaled $950,636,000 at December 31, 2005 and $840,001,000 at December 31, 2004.

11.      INCOME TAXES

         The components of the provisions for income taxes on pretax income consist of the following:


                                                  Years ended December 31,
                                       -------------------------------------------
                                          2005            2004            2003
                                       -----------     -----------     -----------

                                                      (in thousands)

         Current expense (benefit)     $   (19,809)    $   (42,927)    $   127,655
         Deferred expense (benefit)         90,547          49,337         (97,408)
                                       -----------     -----------     -----------

         Total income tax expense      $    70,738     $     6,410     $    30,247
                                       ===========     ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.      INCOME TAXES (Continued)

         The U.S. Federal income tax rate is 35% for 2005, 2004 and 2003. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                                                                      Years ended December 31,
                                                              ----------------------------------------
                                                                2005           2004           2003
                                                              ----------     ----------     ----------

                                                                           (in thousands)
         Amount computed at statutory rate                    $   88,424     $   74,025     $   43,322
         Increases (decreases) resulting from:
            State income taxes, net of federal tax benefit         1,094          4,020          2,273
            Dividends received deduction                         (19,091)       (19,058)       (15,920)
            Tax credits                                           (1,233)        (4,000)            --
            Adjustment to prior year tax liability (a)                --        (39,730)            --
            Other, net                                             1,544         (8,847)           572
                                                              ----------     ----------     ----------

           Total income tax expense                           $   70,738     $    6,410     $   30,247
                                                              ==========     ==========     ==========

               (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

         Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

         At December 31, 2005, the Company had net operating carryforwards and capital loss carryforwards for Federal income tax purposes of $15,500,000 and $47,900,000, respectively. Such carryforwards expire in 2023 and 2007, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                                  December 31,     December 31,
                                                                                      2005             2004
                                                                                  ------------     ------------

                                                                                          (in thousands)

         DEFERRED TAX LIABILITIES:
         Deferred acquisition costs and other deferred expenses                   $   514,893     $   432,868
         State income taxes                                                             4,003          10,283
         Net unrealized gains on debt and equity securities available for sale          7,578          39,080
         Other liabilities                                                              7,796          15,629
                                                                                  -----------     -----------
            Total deferred tax liabilities                                            534,270         497,860
                                                                                  -----------     -----------

         DEFERRED TAX ASSETS:

         Investments                                                                  (16,802)        (28,915)
         Contract holder reserves                                                    (151,424)       (101,301)
         Guaranty fund assessments                                                     (3,313)         (3,402)
         Reserve for guaranteed benefits                                              (23,063)        (26,932)
         Net operating loss carryforward                                               (5,425)         (5,430)
         Capital loss carryforward                                                    (16,770)        (22,321)
         Low income housing credit carryforward                                            --         (44,604)
         Partnership income/loss                                                           --          (6,293)
         Other assets                                                                    (895)         (1,130)
                                                                                  -----------     -----------
            Total deferred tax assets                                                (217,692)       (240,328)
                                                                                  -----------     -----------

         Deferred income taxes                                                    $   316,578     $   257,532
                                                                                  ===========     ===========

         The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.      RELATED PARTY TRANSACTION

         Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.      RELATED PARTY TRANSACTION (Continued)

         None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting entry to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the SICO Plans' participants.

         As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $1,351,000 for the year ended December 31, 2005, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income.

         As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

         On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.      RELATED-PARTY MATTERS (Continued)

         On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On October 28, 2005, the Company amended an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $150,000,000. This amended agreement expires on October 27, 2006. There were no balances outstanding under this agreement at December 31, 2005.

         In 2005 the Company paid commissions, including support fees to defray marketing and training costs, to ten affiliated companies: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Sentra Securities Corp.; Spelman & Co., Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $49,162,000, $63,268,000 and $51,716,000 for the years ended
         December 31, 2005, 2004 and 2003, respectively. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 20%, 23% and 24% of deposits for the years ended December 31, 2005, 2004 and 2003, respectively. Of the Company's mutual fund sales, approximately 27%, 25% and 23% were distributed by these affiliated broker-dealers for the years ended December 31, 2005, 2004 and 2003, respectively.

         On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,790,000 and $1,537,000 in 2005 and 2004, respectively, and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000 and $1,620,000 was paid under a different agreement in 2004 and 2003, respectively.

         On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,973,000 $9,074,000 and $7,587,000 in 2005, 2004 and 2003,
         respectively, and are net of certain administrative costs incurred by VALIC of $2,849,000 $2,593,000 and $2,168,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

         The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.      RELATED-PARTY MATTERS (Continued)

         claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

         The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. American Home's statutory financial statements are contained in the Company's variable annuity registrations filed with the SEC. Additionally, American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered by the guarantee, including obligations arising from purchase payments received after termination, until satisfied in full.

         Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $153,180,000, $148,554,000 and $126,531,000 for the years ended
         December 31, 2005, 2004 and 2003, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $71,533,000, $60,183,000 and $48,733,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

         The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,326,000, $3,712,000 and $3,838,000 for the years ended December 31,
         2005, 2004 and 2003, respectively.

         The Company incurred $1,429,000, $1,113,000 and $500,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2005, 2004 and 2003, respectively (see Note 2).

         Included in the bonds, notes and redeemable preferred stock at December 31, 2005 is a bond carried at fair value of $25,809,000 that is issued by an affiliate.

                          VARIABLE ANNUITY ACCOUNT FIVE

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                             APRIL 30, 2006 AND 2005

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2006 AND 2005

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ..................    1
Statement of Assets and Liabilities, April 30, 2006 ......................    2
Schedule of Portfolio Investments, April 30, 2006 ........................   11
Statement of Operations, for the year ended April 30, 2006 ...............   12
Statement of Changes in Net Assets, for the year ended April 30, 2006 ....   19
Statement of Changes in Net Assets, for the year ended April 30, 2005 ....   28
Notes to Financial Statements ............................................   37

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at April 30, 2006, the results of each of their operations for the year ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
July 13, 2006

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006

                                                            Moderate     Balanced   Conservative   Large Cap    Large Cap
                                                Growth       Growth       Growth       Growth        Growth     Composite
                                               Strategy     Strategy     Strategy     Strategy     Portfolio    Portfolio
                                              (Class 1)    (Class 1)    (Class 1)     (Class 1)    (Class 1)    (Class 1)
                                             -----------  -----------  -----------  ------------  -----------  ----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value  $84,712,002  $95,240,911  $70,850,352   $50,839,602  $11,603,801  $3,730,227
Liabilities:                                           0            0            0             0            0           0
                                             -----------  -----------  -----------   -----------  -----------  ----------
                                             $84,712,002  $95,240,911  $70,850,352   $50,839,602  $11,603,801  $3,730,227
                                             ===========  ===========  ===========   ===========  ===========  ==========
Net assets:
   Accumulation units                         84,427,631   94,632,047   70,596,178    50,315,852   11,529,571   3,696,959
   Contracts in payout (annuitization)
      period                                     284,371      608,864      254,174       523,750       74,230      33,268
                                             -----------  -----------  -----------   -----------  -----------  ----------
      Total net assets                       $84,712,002  $95,240,911  $70,850,352   $50,839,602  $11,603,801  $3,730,227
                                             ===========  ===========  ===========   ===========  ===========  ==========
Accumulation units outstanding                 4,675,056    5,436,102    4,260,545     3,174,845    1,209,698     359,661
                                             ===========  ===========  ===========   ===========  ===========  ==========
Contracts with total expenses of 1.40%:
   Net Assets                                $83,478,329  $93,184,118  $69,149,250   $49,377,134  $10,885,281  $3,615,515
   Accumulation units outstanding              4,606,397    5,317,735    4,157,400     3,082,756    1,126,949     347,610
   Unit value of accumulation units          $     18.12  $     17.52  $     16.63   $     16.02  $      9.66  $    10.40
Contracts with total expenses of 1.52%:
   Net Assets                                $ 1,233,673  $ 2,056,793  $ 1,701,102   $ 1,462,468  $   718,520  $  114,712
   Accumulation units outstanding                 68,659      118,367      103,145        92,089       82,749      12,051
   Unit value of accumulation units          $     17.97  $     17.38  $     16.49   $     15.88  $      8.68  $     9.52
Contracts with total expenses of 1.55% (1):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.55% (2):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.65%:
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.70% (1):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.70% (3):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.80%:
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.95% (1):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.95% (3):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                 Large Cap      Mid Cap       Mid Cap                   International    Diversified
                                                   Value         Growth        Value       Small Cap        Equity      Fixed Income
                                                 Portfolio     Portfolio     Portfolio     Portfolio      Portfolio       Portfolio
                                                 (Class 1)     (Class 1)     (Class 1)     (Class 1)      (Class 1)       (Class 1)
                                                -----------   -----------   -----------   -----------   -------------   ------------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $15,556,159   $15,069,917   $17,291,562   $10,567,275    $13,037,757     $9,967,288
Liabilities:                                              0             0             0             0              0              0
                                                -----------   -----------   -----------   -----------    -----------     ----------
                                                $15,556,159   $15,069,917   $17,291,562   $10,567,275    $13,037,757     $9,967,288
                                                ===========   ===========   ===========   ===========    ===========     ==========
Net assets:
   Accumulation units                            15,424,767    14,971,045    17,129,319    10,474,542     12,970,850      9,807,736
   Contracts in payout (annuitization) period       131,392        98,872       162,243        92,733         66,907        159,552
                                                -----------   -----------   -----------   -----------    -----------     ----------
      Total net assets                          $15,556,159   $15,069,917   $17,291,562   $10,567,275    $13,037,757     $9,967,288
                                                ===========   ===========   ===========   ===========    ===========     ==========
Accumulation units outstanding                    1,069,572       826,124       724,987       815,332      1,136,838        838,257
                                                ===========   ===========   ===========   ===========    ===========     ==========
Contracts with total expenses of 1.40%:
   Net Assets                                   $15,056,779   $14,118,888   $16,607,334   $10,109,230    $12,504,327     $9,296,454
   Accumulation units outstanding                 1,033,586       769,399       695,705       778,457      1,086,827        780,742
   Unit value of accumulation units             $     14.57   $     18.35   $     23.87   $     12.99    $     11.51     $    11.91
Contracts with total expenses of 1.52%:
   Net Assets                                   $   499,380   $   951,029   $   684,228   $   458,045    $   533,430     $  670,834
   Accumulation units outstanding                    35,986        56,725        29,282        36,875         50,011         57,515
   Unit value of accumulation units             $     13.88   $     16.77   $     23.37   $     12.42    $     10.67     $    11.66
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.65%:
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.80%:
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                   Cash         Focus                      Moderate       Balanced     Conservative
                                                Management     Growth        Growth         Growth         Growth         Growth
                                                 Portfolio    Portfolio     Strategy       Strategy       Strategy       Strategy
                                                 (Class 1)    (Class 1)     (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                                ----------   ----------   ------------   ------------   ------------   ------------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $6,695,478   $7,824,198   $166,864,108   $323,750,865   $272,827,560   $178,433,039
Liabilities:                                             0            0              0              0              0              0
                                                ----------   ----------   ------------   ------------   ------------   ------------
                                                $6,695,478   $7,824,198   $166,864,108   $323,750,865   $272,827,560   $178,433,039
                                                ==========   ==========   ============   ============   ============   ============
Net assets:
   Accumulation units                            6,420,257    7,798,817    166,864,108    323,750,865    272,827,560    178,433,039
   Contracts in payout (annuitization) period      275,221       25,381              0              0              0              0
                                                ----------   ----------   ------------   ------------   ------------   ------------
      Total net assets                          $6,695,478   $7,824,198   $166,864,108   $323,750,865   $272,827,560   $178,433,039
                                                ==========   ==========   ============   ============   ============   ============
Accumulation units outstanding                     617,132      958,186      9,362,205     18,809,158     16,691,709     11,328,500
                                                ==========   ==========   ============   ============   ============   ============
Contracts with total expenses of 1.40%:
   Net Assets                                   $6,680,770   $7,594,132   $ 46,467,063   $ 95,181,803   $ 89,574,785   $ 58,883,216
   Accumulation units outstanding                  615,763      928,155      2,586,591      5,477,917      5,432,308      3,708,355
   Unit value of accumulation units             $    10.85   $     8.18   $      17.96   $      17.38   $      16.49   $      15.88
Contracts with total expenses of 1.52%:
   Net Assets                                   $   14,708   $  230,066   $         --   $         --   $         --   $         --
   Accumulation units outstanding                    1,369       30,031             --             --             --             --
   Unit value of accumulation units             $    10.74   $     7.66   $         --   $         --   $         --   $         --
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $       --   $       --   $ 18,255,242   $ 31,661,208   $ 24,794,728   $ 12,085,069
   Accumulation units outstanding                       --           --      1,013,355      1,833,770      1,514,247        758,920
   Unit value of accumulation units             $       --   $       --   $      18.01   $      17.27   $      16.37   $      15.92
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $       --   $       --   $         --   $         --   $         --   $         --
   Accumulation units outstanding                       --           --             --             --             --             --
   Unit value of accumulation units             $       --   $       --   $         --   $         --   $         --   $         --
Contracts with total expenses of 1.65%:
   Net Assets                                   $       --   $       --   $ 93,370,331   $170,957,067   $140,641,687   $ 96,403,564
   Accumulation units outstanding                       --           --      5,269,444      9,975,388      8,646,629      6,158,745
   Unit value of accumulation units             $       --   $       --   $      17.72   $      17.14   $      16.27   $      15.65
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $       --   $       --   $  4,604,251   $ 15,121,792   $ 12,769,225   $  6,682,629
   Accumulation units outstanding                       --           --        257,299        883,299        785,691        422,803
   Unit value of accumulation units             $       --   $       --   $      17.89   $      17.12   $      16.25   $      15.81
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $       --   $       --   $         --   $         --   $         --   $         --
   Accumulation units outstanding                       --           --             --             --             --             --
   Unit value of accumulation units             $       --   $       --   $         --   $         --   $         --   $         --
Contracts with total expenses of 1.80%:
   Net Assets                                   $       --   $       --   $         --   $         --   $         --   $         --
   Accumulation units outstanding                       --           --             --             --             --             --
   Unit value of accumulation units             $       --   $       --   $         --   $         --   $         --   $         --
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $       --   $       --   $  4,167,221   $ 10,828,995   $  5,047,135   $  4,378,561
   Accumulation units outstanding                       --           --        235,516        638,784        312,834        279,677
   Unit value of accumulation units             $       --   $       --   $      17.69   $      16.95   $      16.13   $      15.66
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $       --   $       --   $         --   $         --   $         --   $         --
   Accumulation units outstanding                       --           --             --             --             --             --
   Unit value of accumulation units             $       --   $       --   $         --   $         --   $         --   $         --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                 Large Cap     Large Cap      Large Cap      Mid Cap        Mid Cap
                                                   Growth      Composite        Value        Growth          Value       Small Cap
                                                 Portfolio     Portfolio      Portfolio     Portfolio      Portfolio     Portfolio
                                                 (Class 2)     (Class 2)      (Class 2)     (Class 2)      (Class 2)     (Class 2)
                                                -----------   -----------   ------------   -----------   ------------   -----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $91,255,815   $31,480,171   $119,267,820   $97,719,057   $125,363,809   $82,694,327
Liabilities:                                              0             0              0             0              0             0
                                                -----------   -----------   ------------   -----------   ------------   -----------
                                                $91,255,815   $31,480,171   $119,267,820   $97,719,057   $125,363,809   $82,694,327
                                                ===========   ===========   ============   ===========   ============   ===========
Net assets:
   Accumulation units                            91,255,815    31,480,171    119,267,820    97,719,057    125,363,809    82,694,327
   Contracts in payout (annuitization) period             0             0              0             0              0             0
                                                -----------   -----------   ------------   -----------   ------------   -----------
      Total net assets                          $91,255,815   $31,480,171   $119,267,820   $97,719,057   $125,363,809   $82,694,327
                                                ===========   ===========   ============   ===========   ============   ===========
Accumulation units outstanding                    9,613,326     3,076,368      8,371,478     5,413,912      5,401,784     6,471,911
                                                ===========   ===========   ============   ===========   ============   ===========
Contracts with total expenses of 1.40%:
   Net Assets                                   $21,338,763   $ 9,538,295   $ 30,794,839   $24,004,452   $ 33,677,096   $20,286,883
   Accumulation units outstanding                 2,227,480       924,334      2,131,203     1,318,840      1,422,222     1,574,810
   Unit value of accumulation units             $      9.58   $     10.32   $      14.45   $     18.20   $      23.68   $     12.88
Contracts with total expenses of 1.52%:
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $12,535,851   $ 3,578,932   $ 16,046,274   $13,008,463   $ 14,331,550   $12,257,950
   Accumulation units outstanding                 1,313,848       348,034      1,143,468       715,292        644,189       952,326
   Unit value of accumulation units             $      9.54   $     10.28   $      14.03   $     18.19   $      22.25   $     12.87
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --
Contracts with total expenses of 1.65%:
   Net Assets                                   $48,915,034   $16,025,784   $ 64,236,835   $52,430,928   $ 68,500,150   $42,205,081
   Accumulation units outstanding                 5,177,551     1,574,692      4,507,491     2,920,627      2,933,246     3,321,944
   Unit value of accumulation units             $      9.45   $     10.18   $      14.25   $     17.95   $      23.35   $     12.70
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $ 6,738,415   $ 1,698,295   $  6,092,016   $ 6,410,768   $  6,122,306   $ 6,009,361
   Accumulation units outstanding                   710,045       166,182        436,896       354,949        277,015       469,623
   Unit value of accumulation units             $      9.49   $     10.22   $      13.94   $     18.06   $      22.10   $     12.80
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --
Contracts with total expenses of 1.80%:
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $ 1,727,752   $   638,865   $  2,097,856   $ 1,864,446   $  2,732,707   $ 1,935,052
   Accumulation units outstanding                   184,402        63,126        152,420       104,204        125,112       153,208
   Unit value of accumulation units             $      9.37   $     10.12   $      13.76   $     17.89   $      21.84   $     12.63
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                               International   Diversified      Cash        Focus     Focus Growth     Focus
                                                   Equity     Fixed Income   Management     Growth     and Income      Value
                                                 Portfolio      Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
                                                 (Class 2)      (Class 2)    (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                               -------------  ------------  -----------  -----------  ------------  -----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $128,870,052  $105,605,696  $39,177,156  $71,917,928   $48,653,637  $74,141,163
Liabilities:                                               0             0            0            0             0            0
                                                ------------  ------------  -----------  -----------   -----------  -----------
                                                $128,870,052  $105,605,696  $39,177,156  $71,917,928   $48,653,637  $74,141,163
                                                ============  ============  ===========  ===========   ===========  ===========
Net assets:
   Accumulation units                            128,870,052   105,605,696   39,177,156   71,917,928    48,653,637   74,141,163
   Contracts in payout (annuitization) period              0             0            0            0             0            0
                                                ------------  ------------  -----------  -----------   -----------  -----------
      Total net assets                          $128,870,052  $105,605,696  $39,177,156  $71,917,928   $48,653,637  $74,141,163
                                                ============  ============  ===========  ===========   ===========  ===========
Accumulation units outstanding                    11,388,257     9,069,350    3,669,725    8,934,171     4,767,365    4,617,687
                                                ============  ============  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.40%:
   Net Assets                                   $ 34,488,025  $ 30,914,735  $13,373,379  $23,422,944   $14,978,780  $25,762,886
   Accumulation units outstanding                  3,024,234     2,617,147    1,242,555    2,886,198     1,423,126    1,592,261
   Unit value of accumulation units             $      11.40  $      11.81  $     10.76  $      8.12   $     10.53  $     16.18
Contracts with total expenses of 1.52%:
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $ 20,333,490  $ 12,771,707  $ 4,927,169  $ 7,158,112   $ 5,708,238  $ 7,361,552
   Accumulation units outstanding                  1,791,655     1,114,366      459,618      884,487       544,863      459,927
   Unit value of accumulation units             $      11.35  $      11.46  $     10.72  $      8.09   $     10.48  $     16.01
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --
Contracts with total expenses of 1.65%:
   Net Assets                                   $ 63,238,375  $ 51,119,337  $15,687,268  $35,860,692   $24,333,900  $33,502,786
   Accumulation units outstanding                  5,612,467     4,388,084    1,477,890    4,480,191     2,448,928    2,094,140
   Unit value of accumulation units             $      11.27  $      11.65  $     10.61  $      8.00   $      9.94  $     16.00
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $  8,070,441  $  8,510,324  $ 3,456,157  $ 4,018,462   $ 2,712,116  $ 5,051,110
   Accumulation units outstanding                    715,328       746,260      324,989      499,733       260,816      314,502
   Unit value of accumulation units             $      11.28  $      11.40  $     10.63  $      8.04   $     10.40  $     16.06
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --
Contracts with total expenses of 1.80%:
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $  2,739,721  $  2,289,593  $ 1,733,183  $ 1,457,718   $   920,603  $ 2,462,829
   Accumulation units outstanding                    244,573       203,493      164,673      183,562        89,632      156,857
   Unit value of accumulation units             $      11.20  $      11.25  $     10.52  $      7.94   $     10.27  $     15.70
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                  Focus                     Moderate      Balanced   Conservative   Large Cap
                                                 TechNet       Growth        Growth        Growth       Growth        Growth
                                                Portfolio     Strategy      Strategy      Strategy     Strategy     Portfolio
                                                (Class 2)     (Class 3)     (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                               -----------  ------------  ------------  -----------  ------------  -----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value    $35,612,700   $58,674,984  $115,418,785  $94,463,664   $52,049,128  $37,944,471
Liabilities:                                             0             0             0            0             0            0
                                               -----------   -----------  ------------  -----------   -----------  -----------
                                               $35,612,700   $58,674,984  $115,418,785  $94,463,664   $52,049,128  $37,944,471
                                               ===========   ===========  ============  ===========   ===========  ===========
Net assets:
   Accumulation units                           35,612,700    58,674,984   115,418,785   94,463,664    52,049,128   37,944,471
   Contracts in payout (annuitization) period            0             0             0            0             0            0
                                               -----------   -----------  ------------  -----------   -----------  -----------
      Total net assets                         $35,612,700   $58,674,984  $115,418,785  $94,463,664   $52,049,128  $37,944,471
                                               ===========   ===========  ============  ===========   ===========  ===========
Accumulation units outstanding                   6,379,660     3,286,645     6,692,848    5,786,033     3,299,123    3,988,505
                                               ===========   ===========  ============  ===========   ===========  ===========
Contracts with total expenses of 1.40%:
   Net Assets                                  $14,432,437   $29,476,401  $ 61,144,614  $42,805,825   $23,284,439  $18,806,263
   Accumulation units outstanding                2,675,760     1,644,116     3,525,519    2,601,896     1,470,241    1,966,198
   Unit value of accumulation units            $      5.39   $     17.93  $      17.34  $     16.45   $     15.84  $      9.56
Contracts with total expenses of 1.52%:
   Net Assets                                  $        --   $        --  $         --  $        --   $        --  $        --
   Accumulation units outstanding                       --            --            --           --            --           --
   Unit value of accumulation units            $        --   $        --  $         --  $        --   $        --  $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                  $ 2,947,043   $        --  $         --  $        --   $        --  $        --
   Accumulation units outstanding                  548,602            --            --           --            --           --
   Unit value of accumulation units            $      5.37   $        --  $         --  $        --   $        --  $        --
Contracts with total expenses of 1.55% (2):
   Net Assets                                  $        --   $10,079,670  $ 16,408,805  $15,047,551   $11,287,751  $ 7,568,954
   Accumulation units outstanding                       --       561,048       952,270      921,413       709,672      795,015
   Unit value of accumulation units            $        --   $     17.97  $      17.23  $     16.33   $     15.91  $      9.52
Contracts with total expenses of 1.65%:
   Net Assets                                  $14,750,881   $14,050,669  $ 29,822,432  $25,198,182   $12,383,210  $ 8,497,575
   Accumulation units outstanding                2,499,513       793,940     1,743,550    1,553,618       792,144      900,946
   Unit value of accumulation units            $      5.90   $     17.70  $      17.10  $     16.22   $     15.63  $      9.43
Contracts with total expenses of 1.70% (1):
   Net Assets                                  $ 2,113,042   $        --  $         --  $        --   $        --  $        --
   Accumulation units outstanding                  395,977            --            --           --            --           --
   Unit value of accumulation units            $      5.34   $        --  $         --  $        --   $        --  $        --
Contracts with total expenses of 1.70% (3):
   Net Assets                                  $        --   $   784,723  $  2,338,898  $ 1,785,375   $ 1,263,179  $ 1,039,185
   Accumulation units outstanding                       --        43,922       136,711      110,029        79,940      109,695
   Unit value of accumulation units            $        --   $     17.87  $      17.11  $     16.23   $     15.80  $      9.47
Contracts with total expenses of 1.80%:
   Net Assets                                  $        --   $ 3,635,597  $  5,006,777  $ 4,951,512   $ 2,228,130  $ 1,551,829
   Accumulation units outstanding                       --       206,162       293,049      305,669       142,895      164,873
   Unit value of accumulation units            $        --   $     17.63  $      17.09  $     16.20   $     15.59  $      9.41
Contracts with total expenses of 1.95% (1):
   Net Assets                                  $ 1,369,297   $        --  $         --  $        --   $        --  $        --
   Accumulation units outstanding                  259,808            --            --           --            --           --
   Unit value of accumulation units            $      5.27   $        --  $         --  $        --   $        --  $        --
Contracts with total expenses of 1.95% (3):
   Net Assets                                  $        --   $   647,924  $    697,259  $ 4,675,219   $ 1,602,419  $   480,665
   Accumulation units outstanding                       --        37,457        41,749      293,408       104,231       51,778
   Unit value of accumulation units            $        --   $     17.30  $      16.70  $     15.93   $     15.37  $      9.28

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                Large Cap    Large Cap     Mid Cap      Mid Cap                 International
                                                Composite      Value        Growth       Value      Small Cap       Equity
                                                Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                                (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                               -----------  -----------  -----------  -----------  -----------  -------------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value    $11,110,980  $42,392,753  $41,386,023  $46,281,114  $37,438,854   $45,021,340
Liabilities:                                             0            0            0            0            0             0
                                               -----------  -----------  -----------  -----------  -----------   -----------
                                               $11,110,980  $42,392,753  $41,386,023  $46,281,114  $37,438,854   $45,021,340
                                               ===========  ===========  ===========  ===========  ===========   ===========
Net assets:
   Accumulation units                           11,110,980   42,392,753   41,386,023   46,281,114   37,438,854    45,021,340
   Contracts in payout (annuitization) period            0            0            0            0            0             0
                                               -----------  -----------  -----------  -----------  -----------   -----------
      Total net assets                         $11,110,980  $42,392,753  $41,386,023  $46,281,114  $37,438,854   $45,021,340
                                               ===========  ===========  ===========  ===========  ===========   ===========
Accumulation units outstanding                   1,084,315    2,972,081    2,289,525    1,997,371    2,924,935     3,978,195
                                               ===========  ===========  ===========  ===========  ===========   ===========
Contracts with total expenses of 1.40%:
   Net Assets                                  $ 5,617,451  $21,607,049  $19,873,225  $22,725,952  $19,664,778   $23,032,506
   Accumulation units outstanding                  545,445    1,498,973    1,093,996      962,194    1,529,807     2,023,915
   Unit value of accumulation units            $     10.30  $     14.41  $     18.17  $     23.62  $     12.85   $     11.38
Contracts with total expenses of 1.52%:
   Net Assets                                  $        --  $        --  $        --  $        --  $        --   $        --
   Accumulation units outstanding                       --           --           --           --           --            --
   Unit value of accumulation units            $        --  $        --  $        --  $        --  $        --   $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                  $        --  $        --  $        --  $        --  $        --   $        --
   Accumulation units outstanding                       --           --           --           --           --            --
   Unit value of accumulation units            $        --  $        --  $        --  $        --  $        --   $        --
Contracts with total expenses of 1.55% (2):
   Net Assets                                  $ 2,572,387  $ 7,429,359  $ 8,416,264  $ 9,145,648  $ 7,193,065   $10,577,421
   Accumulation units outstanding                  250,759      530,083      464,064      412,275      560,191       937,859
   Unit value of accumulation units            $     10.26  $     14.02  $     18.14  $     22.18  $     12.84   $     11.28
Contracts with total expenses of 1.65%:
   Net Assets                                  $ 2,097,919  $ 9,467,699  $10,011,327  $10,504,865  $ 7,770,706   $ 7,978,195
   Accumulation units outstanding                  206,522      665,641      558,945      450,889      612,909       709,688
   Unit value of accumulation units            $     10.16  $     14.22  $     17.91  $     23.30  $     12.68   $     11.24
Contracts with total expenses of 1.70% (1):
   Net Assets                                  $        --  $        --  $        --  $        --  $        --   $        --
   Accumulation units outstanding                       --           --           --           --           --            --
   Unit value of accumulation units            $        --  $        --  $        --  $        --  $        --   $        --
Contracts with total expenses of 1.70% (3):
   Net Assets                                  $   119,566  $ 1,015,225  $   804,385  $   936,574  $   888,903   $   686,597
   Accumulation units outstanding                   11,721       73,075       44,713       42,629       69,841        60,900
   Unit value of accumulation units            $     10.20  $     13.89  $     17.99  $     21.97  $     12.73   $     11.27
Contracts with total expenses of 1.80%:
   Net Assets                                  $   481,163  $ 2,162,921  $ 1,953,736  $ 2,455,704  $ 1,633,248   $ 2,226,273
   Accumulation units outstanding                   47,427      152,350      109,303      105,586      129,077       198,756
   Unit value of accumulation units            $     10.15  $     14.20  $     17.87  $     23.26  $     12.65   $     11.20
Contracts with total expenses of 1.95% (1):
   Net Assets                                  $        --  $        --  $        --  $        --  $        --   $        --
   Accumulation units outstanding                       --           --           --           --           --            --
   Unit value of accumulation units            $        --  $        --  $        --  $        --  $        --   $        --
Contracts with total expenses of 1.95% (3):
   Net Assets                                  $   222,494  $   710,500  $   327,086  $   512,371  $   288,154   $   520,348
   Accumulation units outstanding                   22,441       51,959       18,504       23,798       23,110        47,077
   Unit value of accumulation units            $      9.91  $     13.67  $     17.68  $     21.53  $     12.47   $     11.05

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)


                                                Diversified      Cash        Focus     Focus Growth     Focus        Focus
                                               Fixed Income   Management     Growth     and Income      Value       TechNet
                                                 Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                                                 (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                               ------------  -----------  -----------  ------------  -----------  -----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $34,930,562  $13,390,024  $30,961,443   $28,200,644  $30,982,110  $19,308,090
Liabilities:                                              0            0            0             0            0            0
                                                -----------  -----------  -----------   -----------  -----------  -----------
                                                $34,930,562  $13,390,024  $30,961,443   $28,200,644  $30,982,110  $19,308,090
                                                ===========  ===========  ===========   ===========  ===========  ===========
Net assets:
   Accumulation units                            34,930,562   13,390,024   30,961,443    28,200,644   30,982,110   19,308,090
   Contracts in payout (annuitization) period             0            0            0             0            0            0
                                                -----------  -----------  -----------   -----------  -----------  -----------
      Total net assets                          $34,930,562  $13,390,024  $30,961,443   $28,200,644  $30,982,110  $19,308,090
                                                ===========  ===========  ===========   ===========  ===========  ===========
Accumulation units outstanding                    3,012,477    1,254,605    3,839,654     2,736,422    1,931,692    3,520,360
                                                ===========  ===========  ===========   ===========  ===========  ===========
Contracts with total expenses of 1.40%:
   Net Assets                                   $15,209,553  $ 6,733,163  $17,705,009   $13,820,147  $15,652,923  $10,784,559
   Accumulation units outstanding                 1,289,660      627,171    2,186,196     1,315,042      969,738    2,003,676
   Unit value of accumulation units             $     11.79  $     10.74  $      8.10   $     10.51  $     16.14  $      5.38
Contracts with total expenses of 1.52%:
   Net Assets                                   $        --  $        --  $        --   $        --  $        --  $        --
   Accumulation units outstanding                        --           --           --            --           --           --
   Unit value of accumulation units             $        --  $        --  $        --   $        --  $        --  $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $        --  $        --  $        --   $        --  $        --  $        --
   Accumulation units outstanding                        --           --           --            --           --           --
   Unit value of accumulation units             $        --  $        --  $        --   $        --  $        --  $        --
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $ 6,685,917  $ 2,630,377  $ 4,197,231   $ 5,265,388  $ 6,435,288  $ 3,995,698
   Accumulation units outstanding                   586,046      247,063      519,172       503,566      403,148      745,353
   Unit value of accumulation units             $     11.41  $     10.65  $      8.08   $     10.46  $     15.96  $      5.36
Contracts with total expenses of 1.65%:
   Net Assets                                   $ 4,607,321  $ 2,337,439  $ 7,272,064   $ 7,414,286  $ 6,913,295  $ 3,574,799
   Accumulation units outstanding                   396,343      220,682      910,132       747,540      433,581      606,707
   Unit value of accumulation units             $     11.62  $     10.59  $      7.99   $      9.92  $     15.94  $      5.89
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $        --  $        --  $        --   $        --  $        --  $        --
   Accumulation units outstanding                        --           --           --            --           --           --
   Unit value of accumulation units             $        --  $        --  $        --   $        --  $        --  $        --
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $ 5,348,383  $    84,579  $   316,895   $   271,459  $   347,663  $    84,014
   Accumulation units outstanding                   471,081        7,959       39,494        26,161       21,986       15,905
   Unit value of accumulation units             $     11.35  $     10.63  $      8.02   $     10.38  $     15.81  $      5.28
Contracts with total expenses of 1.80%:
   Net Assets                                   $ 1,672,379  $ 1,274,162  $ 1,363,830   $ 1,177,162  $ 1,372,599  $   822,245
   Accumulation units outstanding                   144,394      120,356      170,968       119,174       86,416      139,713
   Unit value of accumulation units             $     11.58  $     10.59  $      7.98   $      9.88  $     15.88  $      5.89
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $        --  $        --  $        --   $        --  $        --  $        --
   Accumulation units outstanding                        --           --           --            --           --           --
   Unit value of accumulation units             $        --  $        --  $        --   $        --  $        --  $        --
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $ 1,407,009  $   330,304  $   106,414   $   252,202  $   260,342  $    46,775
   Accumulation units outstanding                   124,953       31,374       13,692        24,939       16,823        9,006
   Unit value of accumulation units             $     11.26  $     10.53  $      7.77   $     10.11  $     15.48  $      5.19

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                             Allocation
                                                Allocation    Moderate     Allocation   Allocation    Strategic
                                                 Moderate      Growth        Growth      Balanced   Fixed Income
                                                Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
                                                (Class 3)     (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                               -----------  ------------  -----------  -----------  ------------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value    $75,547,043  $110,723,237  $70,929,729  $42,060,300   $9,971,624
Liabilities:                                             0             0            0            0            0
                                               -----------  ------------  -----------  -----------   ----------
                                               $75,547,043  $110,723,237  $70,929,729  $42,060,300   $9,971,624
                                               ===========  ============  ===========  ===========   ==========
Net assets:
   Accumulation units                           75,547,043   110,723,237   70,929,729   42,060,300    9,971,624
   Contracts in payout (annuitization) period            0             0            0            0            0
                                               -----------  ------------  -----------  -----------   ----------
      Total net assets                         $75,547,043  $110,723,237  $70,929,729  $42,060,300   $9,971,624
                                               ===========  ============  ===========  ===========   ==========
Accumulation units outstanding                   6,902,373     9,886,182    6,179,665    3,942,190      977,564
                                               ===========  ============  ===========  ===========   ==========
Contracts with total expenses of 1.40%:
   Net Assets                                  $22,117,776  $ 28,778,283  $18,791,096  $ 9,547,963   $3,032,645
   Accumulation units outstanding                2,016,797     2,564,162    1,633,946      892,905      296,592
   Unit value of accumulation units            $     10.97  $      11.22  $     11.50  $     10.69   $    10.22
Contracts with total expenses of 1.52%:
   Net Assets                                  $        --  $         --  $        --  $        --   $       --
   Accumulation units outstanding                       --            --           --           --           --
   Unit value of accumulation units            $        --  $         --  $        --  $        --   $       --
Contracts with total expenses of 1.55% (1):
   Net Assets                                  $11,875,860  $ 21,535,366  $12,461,446  $ 7,835,335   $1,081,936
   Accumulation units outstanding                1,084,843     1,922,293    1,085,531      734,064      106,046
   Unit value of accumulation units            $     10.95  $      11.20  $     11.48  $     10.67   $    10.20
Contracts with total expenses of 1.55% (2):
   Net Assets                                  $15,577,845  $ 26,986,447  $22,147,366  $10,276,768   $2,461,995
   Accumulation units outstanding                1,423,014     2,408,850    1,929,263      962,784      241,325
   Unit value of accumulation units            $     10.95  $      11.20  $     11.48  $     10.67   $    10.20
Contracts with total expenses of 1.65%:
   Net Assets                                  $ 3,835,266  $  2,502,627  $   694,579  $   606,699   $  629,187
   Accumulation units outstanding                  350,775       223,661       60,579       56,908       61,766
   Unit value of accumulation units            $     10.93  $      11.19  $     11.47  $     10.66   $    10.19
Contracts with total expenses of 1.70% (1):
   Net Assets                                  $15,705,292  $ 15,501,510  $ 8,472,569  $ 7,539,285   $1,048,148
   Accumulation units outstanding                1,437,257     1,386,181      739,382      707,598      102,986
   Unit value of accumulation units            $     10.93  $      11.18  $     11.46  $     10.65   $    10.18
Contracts with total expenses of 1.70% (3):
   Net Assets                                  $   893,091  $  2,796,776  $   703,345  $   898,428   $  984,093
   Accumulation units outstanding                   81,732       250,094       61,380       84,324       96,628
   Unit value of accumulation units            $     10.93  $      11.18  $     11.46  $     10.65   $    10.18
Contracts with total expenses of 1.80%:
   Net Assets                                  $ 4,410,837  $  7,175,919  $ 5,286,468  $ 3,329,225   $  394,993
   Accumulation units outstanding                  404,135       642,456      461,878      312,831       38,846
   Unit value of accumulation units            $     10.91  $      11.17  $     11.45  $     10.64   $    10.17
Contracts with total expenses of 1.95% (1):
   Net Assets                                  $   798,244  $  4,974,961  $ 2,226,685  $   672,469   $  149,135
   Accumulation units outstanding                   73,274       446,207      194,914       63,302       14,701
   Unit value of accumulation units            $     10.89  $      11.15  $     11.42  $     10.62   $    10.14
Contracts with total expenses of 1.95% (3):
   Net Assets                                  $   332,832  $    471,348  $   146,175  $ 1,354,128   $  189,492
   Accumulation units outstanding                   30,546        42,278       12,792      127,474       18,674
   Unit value of accumulation units            $     10.90  $      11.15  $     11.43  $     10.62   $    10.15

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2006

                                                                              Net Asset Value     Net Asset
Variable Accounts                                                  Shares        Per Share          Value          Cost
-----------------                                                ----------   ---------------   ------------   ------------
SEASONS SERIES TRUST:
   Growth Strategy (Class 1):
      Multi-Managed Growth Portfolio (Class 1)                    3,205,784        $13.10       $ 42,003,209   $ 46,407,159
      Asset Allocation: Diversified Growth Portfolio (Class 1)    1,656,262         13.07         21,646,734     21,077,035
      Stock Portfolio (Class 1)                                   1,191,555         17.68         21,062,059     19,716,801
                                                                                                ------------   ------------
                                                                                                  84,712,002     87,200,995
                                                                                                ------------   ------------
   Moderate Growth Strategy (Class 1):
      Multi-Managed Moderate Growth Portfolio (Class 1)           3,981,057         13.04         51,904,400     53,695,102
      Asset Allocation: Diversified Growth Portfolio (Class 1)    1,864,550         13.07         24,368,984     22,720,244
      Stock Portfolio (Class 1)                                   1,073,060         17.68         18,967,527     16,254,318
                                                                                                ------------   ------------
                                                                                                  95,240,911     92,669,664
                                                                                                ------------   ------------
   Balanced Growth Strategy (Class 1):
      Multi-Managed Income/Equity Portfolio (Class 1)             3,095,373         12.43         38,464,865     37,737,562
      Asset Allocation: Diversified Growth Portfolio (Class 1)    1,393,464         13.07         18,212,058     15,319,854
      Stock Portfolio (Class 1)                                     801,841         17.68         14,173,429     10,963,175
                                                                                                ------------   ------------
                                                                                                  70,850,352     64,020,591
                                                                                                ------------   ------------
   Conservative Growth Strategy (Class 1):
      Multi-Managed Income Portfolio (Class 1)                    2,488,535         12.09         30,094,533     29,135,708
      Asset Allocation: Diversified Growth Portfolio (Class 1)    1,002,395         13.07         13,100,930      9,685,597
      Stock Portfolio (Class 1)                                     432,456         17.68          7,644,139      5,305,492
                                                                                                ------------   ------------
                                                                                                  50,839,602     44,126,797
                                                                                                ------------   ------------
   Large Cap Growth Portfolio (Class 1)                           1,227,958          9.45         11,603,801     12,757,704
   Large Cap Composite Portfolio (Class 1)                          351,768         10.60          3,730,227      3,487,646
   Large Cap Value Portfolio (Class 1)                            1,176,923         13.22         15,556,159     12,645,703
   Mid Cap Growth Portfolio (Class 1)                             1,006,961         14.97         15,069,917     12,756,179
   Mid Cap Value Portfolio (Class 1)                                893,290         19.36         17,291,562     12,550,197
   Small Cap Portfolio (Class 1)                                    982,496         10.76         10,567,275      9,214,767
   International Equity Portfolio (Class 1)                       1,184,413         11.01         13,037,757     11,272,602
   Diversified Fixed Income Portfolio (Class 1)                     959,946         10.38          9,967,288      9,967,446
   Cash Management Portfolio (Class 1)                              602,673         11.11          6,695,478      6,618,551
   Focus Growth Portfolio (Class 1)                                 867,479          9.02          7,824,198      6,818,407

   Growth Strategy (Class 2):
      Multi-Managed Growth Portfolio (Class 2)                    6,328,408         13.07         82,736,753     69,778,289
      Asset Allocation: Diversified Growth Portfolio (Class 2)    3,268,626         13.04         42,638,011     35,186,191
      Stock Portfolio (Class 2)                                   2,362,503         17.56         41,489,344     34,106,038
                                                                                                ------------   ------------
                                                                                                 166,864,108    139,070,518
                                                                                                ------------   ------------
   Moderate Growth Strategy (Class 2):
      Multi-Managed Moderate Growth Portfolio (Class 2)          13,567,387         13.01        176,452,967    153,055,830
      Asset Allocation: Diversified Growth Portfolio (Class 2)    6,349,059         13.04         82,821,119     66,391,349
      Stock Portfolio (Class 2)                                   3,671,463         17.56         64,476,779     51,010,617
                                                                                                ------------   ------------
                                                                                                 323,750,865    270,457,796
                                                                                                ------------   ------------
   Balanced Growth Strategy (Class 2):
      Multi-Managed Income/Equity Portfolio (Class 2)            11,947,228         12.40        148,136,132    136,843,062
      Asset Allocation: Diversified Growth Portfolio (Class 2)    5,375,041         13.04         70,115,414     54,932,659
      Stock Portfolio (Class 2)                                   3,107,689         17.56         54,576,014     41,848,396
                                                                                                ------------   ------------
                                                                                                 272,827,560    233,624,117
                                                                                                ------------   ------------
   Conservative Growth Strategy (Class 2):
      Multi-Managed Income Portfolio (Class 2)                    8,755,001         12.07        105,657,729    102,144,162
      Asset Allocation: Diversified Growth Portfolio (Class 2)    3,522,708         13.04         45,952,416     34,922,012
      Stock Portfolio (Class 2)                                   1,527,360         17.56         26,822,894     19,755,697
                                                                                                ------------   ------------
                                                                                                 178,433,039    156,821,871
                                                                                                ------------   ------------
   Large Cap Growth Portfolio (Class 2)                           9,724,828          9.38         91,255,815     77,130,471
   Large Cap Composite Portfolio (Class 2)                        2,975,729         10.58         31,480,171     25,949,286
   Large Cap Value Portfolio (Class 2)                            9,044,648         13.19        119,267,820     94,660,012
   Mid Cap Growth Portfolio (Class 2)                             6,585,927         14.84         97,719,057     72,491,000
   Mid Cap Value Portfolio (Class 2)                              6,494,723         19.30        125,363,809     95,823,470
   Small Cap Portfolio (Class 2)                                  7,753,246         10.67         82,694,327     66,208,794
   International Equity Portfolio (Class 2)                      11,726,204         10.99        128,870,052     93,826,918
   Diversified Fixed Income Portfolio (Class 2)                  10,190,833         10.36        105,605,696    107,312,490
   Cash Management Portfolio (Class 2)                            3,532,832         11.09         39,177,156     38,546,342
   Focus Growth Portfolio (Class 2)                               8,039,812          8.95         71,917,928     57,464,407
   Focus Growth & Income Portfolio (Class 2)                      4,497,058         10.82         48,653,637     38,419,200
   Focus Value Portfolio (Class 2)                                4,781,609         15.51         74,141,163     58,608,893
   Focus TechNet Portfolio (Class 2)                              5,527,477          6.44         35,612,700     27,836,128

   Growth Strategy (Class 3):
      Multi-Managed Growth Portfolio (Class 3)                    2,228,880         13.06         29,102,138     25,628,912
      Asset Allocation: Diversified Growth Portfolio (Class 3)    1,150,177         13.03         14,982,534     12,929,321
      Stock Portfolio (Class 3)                                     833,009         17.52         14,590,312     12,833,953
                                                                                                ------------   ------------
                                                                                                  58,674,984     51,392,186
                                                                                                ------------   ------------
   Moderate Growth Strategy (Class 3):
      Multi-Managed Moderate Growth Portfolio (Class 3)           4,843,490         12.99         62,915,979     57,066,367
      Asset Allocation: Diversified Growth Portfolio (Class 3)    2,265,857         13.03         29,515,701     25,222,047
      Stock Portfolio (Class 3)                                   1,312,409         17.52         22,987,105     20,027,055
                                                                                                ------------   ------------
                                                                                                 115,418,785    102,315,469
                                                                                                ------------   ------------
   Balanced Growth Strategy (Class 3):
      Multi-Managed Income/Equity Portfolio (Class 3)             4,142,793         12.38         51,301,996     49,254,869
      Asset Allocation: Diversified Growth Portfolio (Class 3)    1,862,909         13.03         24,266,787     20,517,757
      Stock Portfolio (Class 3)                                   1,078,770         17.52         18,894,881     16,262,225
                                                                                                ------------   ------------
                                                                                                  94,463,664     86,034,851
                                                                                                ------------   ------------
   Conservative Growth Strategy (Class 3):
      Multi-Managed Income Portfolio (Class 3)                    2,556,938         12.05         30,823,437     30,728,163
      Asset Allocation: Diversified Growth Portfolio (Class 3)    1,028,822         13.03         13,401,734     11,305,570
      Stock Portfolio (Class 3)                                     446,695         17.52          7,823,957      6,717,181
                                                                                                ------------   ------------
                                                                                                  52,049,128     48,750,914
                                                                                                ------------   ------------
   Large Cap Growth Portfolio (Class 3)                           4,055,295          9.36         37,944,471     33,476,340
   Large Cap Composite Portfolio (Class 3)                        1,051,803         10.56         11,110,980      9,937,332
   Large Cap Value Portfolio (Class 3)                            3,218,365         13.17         42,392,753     36,794,299
   Mid Cap Growth Portfolio (Class 3)                             2,799,850         14.78         41,386,023     34,408,151
   Mid Cap Value Portfolio (Class 3)                              2,401,690         19.27         46,281,114     40,885,691
   Small Cap Portfolio (Class 3)                                  3,523,680         10.62         37,438,854     31,704,000
   International Equity Portfolio (Class 3)                       4,102,720         10.97         45,021,340     35,199,998
   Diversified Fixed Income Portfolio (Class 3)                   3,377,588         10.34         34,930,562     36,263,394
   Cash Management Portfolio (Class 3)                            1,208,805         11.08         13,390,024     13,219,824
   Focus Growth Portfolio (Class 3)                               3,473,373          8.91         30,961,443     27,042,358
   Focus Growth & Income Portfolio (Class 3)                      2,613,313         10.79         28,200,644     24,442,711
   Focus Value Portfolio (Class 3)                                2,001,667         15.48         30,982,110     27,240,281
   Focus TechNet Portfolio (Class 3)                              3,006,333          6.42         19,308,090     16,164,397
   Allocation Moderate Portfolio (Class 3)                        6,863,962         11.01         75,547,043     71,905,413
   Allocation Moderate Growth Portfolio (Class 3)                 9,783,356         11.32        110,723,237    104,234,533
   Allocation Growth Portfolio (Class 3)                          6,094,087         11.64         70,929,729     65,687,031
   Allocation Balanced Portfolio (Class 3)                        3,953,911         10.64         42,060,300     40,734,951
   Strategic Fixed Income Portfolio (Class 3)                       988,618         10.09          9,971,624      9,909,832

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006

                                         Moderate      Balanced    Conservative   Large Cap    Large Cap    Large Cap     Mid Cap
                            Growth        Growth        Growth        Growth       Growth      Composite      Value        Growth
                           Strategy      Strategy      Strategy      Strategy     Portfolio    Portfolio    Portfolio    Portfolio
                           (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Investment income:
   Dividends             $    762,015  $  1,166,799  $  1,317,568  $  1,318,696  $    43,762  $    27,649  $   135,722  $         0
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
      Total investment
         income               762,015     1,166,799     1,317,568     1,318,696       43,762       27,649      135,722            0
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------

Expenses:
   Mortality and
      expense risk
      charge               (1,147,768)   (1,272,629)     (979,438)     (741,307)    (165,223)     (49,736)    (181,940)    (175,830)
   Distribution expense
      charge                 (137,537)     (152,354)     (117,261)      (88,741)     (19,721)      (5,953)     (21,772)     (20,978)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
      Total expenses       (1,285,305)   (1,424,983)   (1,096,699)     (830,048)    (184,944)     (55,689)    (203,712)    (196,808)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Net investment income
   (loss)                    (523,290)     (258,184)      220,869       488,648     (141,182)     (28,040)     (67,990)    (196,808)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------

Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from shares
      sold                 28,996,148    28,530,038    24,016,897    21,272,302    4,644,092    1,360,406    2,785,415    2,744,785
   Cost of shares sold    (30,013,716)  (28,414,118)  (22,789,735)  (19,995,798)  (5,316,843)  (1,343,433)  (2,417,244)  (2,621,189)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions            (1,017,568)      115,920     1,227,162     1,276,504     (672,751)      16,973      368,171      123,596
Realized gain
   distributions                    0             0             0             0            0            0       82,290      416,063
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Net realized gains
   (losses)                (1,017,568)      115,920     1,227,162     1,276,504     (672,751)      16,973      450,461      539,659
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------

Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    (17,190,136)  (10,320,339)      852,860     4,176,463   (3,764,041)    (260,561)   1,161,079   (1,035,657)
   End of period           (2,488,993)    2,571,247     6,829,761     6,712,805   (1,153,903)     242,581    2,910,456    2,313,738
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments             14,701,143    12,891,586     5,976,901     2,536,342    2,610,138      503,142    1,749,377    3,349,395
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in
   net assets from
   operations            $ 13,160,285  $ 12,749,322  $  7,424,932  $  4,301,494  $ 1,796,205  $   492,075  $ 2,131,848  $ 3,692,246
                         ============  ============  ============  ============  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                        Mid Cap                 International   Diversified      Cash         Focus                     Moderate
                         Value      Small Cap      Equity      Fixed Income   Management      Growth       Growth        Growth
                       Portfolio    Portfolio     Portfolio      Portfolio     Portfolio    Portfolio     Strategy      Strategy
                       (Class 1)    (Class 1)     (Class 1)      (Class 1)     (Class 1)    (Class 1)     (Class 2)     (Class 2)
                      -----------  -----------  -------------  ------------  ------------  -----------  ------------  ------------
Investment income:
   Dividends          $   104,349  $         0   $    50,356   $   339,352   $    47,142   $         0  $  1,177,605  $  3,266,299
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
      Total
         investment
         income           104,349            0        50,356       339,352        47,142             0     1,177,605     3,266,299
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------

Expenses:
   Mortality and
      expense risk
      charge             (214,143)    (136,941)     (124,506)     (139,536)      (53,080)      (86,781)   (2,307,444)   (4,448,311)
   Distribution
      expense charge      (25,586)     (16,369)      (14,879)      (16,664)       (6,367)      (10,383)     (242,421)     (466,901)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
      Total expenses     (239,729)    (153,310)     (139,385)     (156,200)      (59,447)      (97,164)   (2,549,865)   (4,915,212)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Net investment
   income (loss)         (135,380)    (153,310)      (89,029)      183,152       (12,305)      (97,164)   (1,372,260)   (1,648,913)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------

Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold       3,543,143    5,058,692     1,477,358     3,784,942     3,524,773     1,223,681    29,539,064    42,843,823
   Cost of shares
      sold             (2,652,631)  (4,819,968)   (1,501,077)   (3,674,461)   (3,489,275)   (1,133,982)  (28,386,534)  (46,338,604)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions           890,512      238,724       (23,719)      110,481        35,498        89,699     1,152,530    (3,494,781)
Realized gain
   distributions        1,062,797       93,413       142,726        49,276             0             0             0             0
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Net realized gains
   (losses)             1,953,309      332,137       119,007       159,757        35,498        89,699     1,152,530    (3,494,781)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------

Net unrealized
   appreciation
   (depreciation)
   of investments:
   Beginning of
      period            3,503,104     (802,480)   (1,151,129)      521,472        19,417      (204,276)    5,345,114    10,775,110
   End of period        4,741,365    1,352,508     1,765,155          (158)       76,927     1,005,791    27,793,590    53,293,069
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Change in net
   unrealized
   appreciation
   (depreciation)
   of investments       1,238,261    2,154,988     2,916,284      (521,630)       57,510     1,210,067    22,448,476    42,517,959
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Increase (decrease)
   in net assets
   from operations    $ 3,056,190  $ 2,333,815   $ 2,946,262    $ (178,721)  $    80,703   $ 1,202,602  $ 22,228,746  $ 37,374,265
                      ===========  ===========   ===========   ===========   ===========   ===========  ============  ============

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                        Balanced    Conservative    Large Cap    Large Cap     Large Cap      Mid Cap       Mid Cap
                         Growth        Growth        Growth      Composite       Value        Growth         Value       Small Cap
                        Strategy      Strategy      Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                        (Class 2)     (Class 2)     (Class 2)    (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Investment income:
   Dividends          $  4,371,734  $  3,976,968  $    175,057  $   175,640  $    886,260  $          0  $    557,672  $          0
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
      Total
         investment
         income          4,371,734     3,976,968       175,057      175,640       886,260             0       557,672             0
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------

Expenses:
   Mortality and
      expense risk
      charge            (3,870,982)   (2,681,181)   (1,221,039)    (429,588)   (1,581,414)   (1,199,486)   (1,728,553)   (1,032,409)
   Distribution
      expense charge      (409,821)     (283,319)     (127,698)     (45,371)     (166,087)     (125,443)     (181,356)     (108,181)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
      Total expenses    (4,280,803)   (2,964,500)   (1,348,737)    (474,959)   (1,747,501)   (1,324,929)   (1,909,909)   (1,140,590)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Net investment
   income (loss)            90,931     1,012,468    (1,173,680)    (299,319)     (861,241)   (1,324,929)   (1,352,237)   (1,140,590)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------

Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold       45,833,807    46,401,191    16,366,892    5,091,173    19,647,052    15,807,981    26,765,323    19,824,816
   Cost of shares
      sold             (48,494,741)  (51,117,947)  (14,120,244)  (4,423,215)  (16,597,674)  (12,627,442)  (20,860,157)  (17,276,625)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions         (2,660,934)   (4,716,756)    2,246,648      667,958     3,049,378     3,180,539     5,905,166     2,548,191
Realized gain
   distributions                 0             0             0            0       627,383     2,593,837     7,232,395       620,046
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Net realized gains
   (losses)             (2,660,934)   (4,716,756)    2,246,648      667,958     3,676,761     5,774,376    13,137,561     3,168,237
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------

Net unrealized
   appreciation
   (depreciation)
   of investments:
   Beginning of
      period            12,088,253     4,930,572     4,422,937    2,424,820    11,627,495     8,232,072    20,256,097     3,299,710
   End of period        39,203,443    21,611,168    14,125,344    5,530,885    24,607,808    25,228,057    29,540,339    16,485,533
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Change in net
   unrealized
   appreciation
   (depreciation)
   of investments       27,115,190    16,680,596     9,702,407    3,106,065    12,980,313    16,995,985     9,284,242    13,185,823
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Increase (decrease)
   in net assets
   from operations    $ 24,545,187  $ 12,976,308  $ 10,775,375  $ 3,474,704  $ 15,795,833  $ 21,445,432  $ 21,069,566  $ 15,213,470
                      ============  ============  ============  ===========  ============  ============  ============  ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                     International   Diversified      Cash          Focus     Focus Growth      Focus         Focus
                         Equity     Fixed Income   Management      Growth      and Income       Value        TechNet       Growth
                       Portfolio      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Strategy
                       (Class 2)      (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)    (Class 3)
                     -------------  ------------  ------------  ------------  ------------  ------------  ------------  -----------
Investment income:
   Dividends         $    375,207   $  3,414,999  $    373,014  $          0  $    103,802  $     52,156  $          0  $   310,804
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
      Total
         investment
         income           375,207      3,414,999       373,014             0       103,802        52,156             0      310,804
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Expenses:
   Mortality and
      expense risk
      charge           (1,394,248)    (1,641,835)     (610,083)     (976,652)     (686,151)     (982,036)     (444,574)    (652,712)
   Distribution
      expense
      charge             (147,042)      (173,131)      (64,659)     (103,337)      (72,628)     (104,107)      (47,642)     (71,363)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
      Total
         expenses      (1,541,290)    (1,814,966)     (674,742)   (1,079,989)     (758,779)   (1,086,143)     (492,216)    (724,075)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net investment
   income (loss)       (1,166,083)     1,600,033      (301,728)   (1,079,989)     (654,977)   (1,033,987)     (492,216)    (413,271)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold      18,948,698     34,524,151    64,807,889    14,703,654    14,421,915    15,556,830    13,032,628    4,302,953
   Cost of shares
      sold            (15,469,090)   (34,031,181)  (64,234,216)  (12,484,612)  (12,205,675)  (13,161,256)  (10,945,447)  (5,105,349)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net realized gains
   (losses) from
   securities
   transactions         3,479,608        492,970       573,673     2,219,042     2,216,240     2,395,574     2,087,181     (802,396)
Realized gain
   distributions        1,414,631        520,898             0             0             0     2,877,778             0            0
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net realized gains
   (losses)             4,894,239      1,013,868       573,673     2,219,042     2,216,240     5,273,352     2,087,181     (802,396)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net unrealized
   appreciation
   (depreciation)
   of investments:
   Beginning of
      period           10,103,513      3,156,823       247,425     3,623,509     4,827,123     7,742,443     1,638,980     (207,813)
   End of period       35,043,134     (1,706,794)      630,814    14,453,521    10,234,437    15,532,270     7,776,572    7,282,798
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Change in net
   unrealized
   appreciation
   (depreciation)
   of investments      24,939,621     (4,863,617)      383,389    10,830,012     5,407,314     7,789,827     6,137,592    7,490,611
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease)
   in net assets
   from operations   $ 28,667,777   $ (2,249,716) $    655,334  $ 11,969,065  $  6,968,577  $ 12,029,192  $  7,732,557  $ 6,274,944
                     ============   ============  ============  ============  ============  ============  ============  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                        Moderate      Balanced    Conservative   Large Cap    Large Cap    Large Cap     Mid Cap      Mid Cap
                         Growth        Growth        Growth        Growth     Composite      Value        Growth       Value
                        Strategy      Strategy      Strategy     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                        (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Investment income:
   Dividends          $    991,019  $  1,331,413  $  1,010,322  $    37,584  $    46,777  $   253,008  $         0  $   151,438
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
      Total
         investment
         income            991,019     1,331,413     1,010,322       37,584       46,777      253,008            0      151,438
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Expenses:
   Mortality and
      expense risk
      charge            (1,355,436)   (1,215,980)     (680,342)    (436,329)    (125,772)    (472,526)    (439,488)    (526,694)
   Distribution
      expense charge      (148,953)     (130,463)      (73,611)     (47,922)     (13,846)     (51,622)     (48,149)     (57,672)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
      Total expenses    (1,504,389)   (1,346,443)     (753,953)    (484,251)    (139,618)    (524,148)    (487,637)    (584,366)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net investment
   income (loss)          (513,370)      (15,030)      256,369     (446,667)     (92,841)    (271,140)    (487,637)    (432,928)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold       11,073,765    12,384,162     8,883,762    3,912,804    1,747,263    5,493,066    5,095,266    6,843,973
   Cost of shares
      sold             (11,320,941)  (14,111,420)  (10,771,033)  (3,532,514)  (1,616,986)  (5,053,272)  (4,505,229)  (6,120,926)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions           (247,176)   (1,727,258)   (1,887,271)     380,290      130,277      439,794      590,037      723,047
Realized gain
   distributions                 0             0             0            0            0      202,455    1,025,492    2,424,514
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net realized gains
   (losses)               (247,176)   (1,727,258)   (1,887,271)     380,290      130,277      642,249    1,615,529    3,147,561
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of
      period               755,055      (907,911)   (1,578,836)     560,744      176,540      987,998      (11,798)   1,610,978
   End of period        13,103,316     8,428,813     3,298,214    4,468,131    1,173,648    5,598,454    6,977,872    5,395,423
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments          12,348,261     9,336,724     4,877,050    3,907,387      997,108    4,610,456    6,989,670    3,784,445
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Increase (decrease)
   in net assets
   from operations    $ 11,587,715  $  7,594,436  $  3,246,148  $ 3,841,010  $ 1,034,544  $ 4,981,565  $ 8,117,562  $ 6,499,078
                      ============  ============  ============  ===========  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                      International    Diversified       Cash
                                         Small Cap        Equity      Fixed Income    Management
                                         Portfolio      Portfolio       Portfolio      Portfolio
                                         (Class 3)      (Class 3)       (Class 3)      (Class 3)
                                        -----------   -------------   ------------   ------------
Investment income:
   Dividends                            $         0    $    98,684    $  1,012,504   $    103,758
                                        -----------    -----------    ------------   ------------
      Total investment income                     0         98,684       1,012,504        103,758
                                        -----------    -----------    ------------   ------------
Expenses:
   Mortality and expense risk charge       (407,309)      (434,222)       (495,495)      (175,443)
   Distribution expense charge              (44,899)       (47,862)        (53,027)       (19,121)
                                        -----------    -----------    ------------   ------------
      Total expenses                       (452,208)      (482,084)       (548,522)      (194,564)
                                        -----------    -----------    ------------   ------------
Net investment income (loss)               (452,208)      (383,400)        463,982        (90,806)
                                        -----------    -----------    ------------   ------------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold              5,229,218      6,689,723      14,324,117     22,523,477
   Cost of shares sold                   (4,857,692)    (5,826,433)    (14,445,445)   (22,355,024)
                                        -----------    -----------    ------------   ------------
Net realized gains (losses) from
   securities transactions                  371,526        863,290        (121,328)       168,453
Realized gain distributions                 262,882        481,775         159,809              0
                                        -----------    -----------    ------------   ------------
Net realized gains (losses)                 634,408      1,345,065          38,481        168,453
                                        -----------    -----------    ------------   ------------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (392,118)     1,239,936         (30,234)        56,937
   End of period                          5,734,854      9,821,342      (1,332,832)       170,200
                                        -----------    -----------    ------------   ------------
Change in net unrealized appreciation
   (depreciation) of investments          6,126,972      8,581,406      (1,302,598)       113,263
                                        -----------    -----------    ------------   ------------
Increase (decrease) in net assets
   from operations                      $ 6,309,172    $ 9,543,071    $   (800,135)  $    190,910
                                        ===========    ===========    ============   ============

                                           Focus      Focus Growth      Focus         Focus
                                           Growth      and Income       Value        TechNet
                                         Portfolio      Portfolio     Portfolio     Portfolio
                                         (Class 3)      (Class 3)     (Class 3)     (Class 3)
                                        -----------   ------------   -----------   -----------
Investment income:
   Dividends                            $         0   $    29,603    $         0   $         0
                                        -----------   -----------    -----------   -----------
      Total investment income                     0        29,603              0             0
                                        -----------   -----------    -----------   -----------
Expenses:
   Mortality and expense risk charge       (347,697)     (329,563)      (344,438)     (206,241)
   Distribution expense charge              (38,531)      (36,160)       (37,797)      (23,017)
                                        -----------   -----------    -----------   -----------
      Total expenses                       (386,228)     (365,723)      (382,235)     (229,258)
                                        -----------   -----------    -----------   -----------
Net investment income (loss)               (386,228)     (336,120)      (382,235)     (229,258)
                                        -----------   -----------    -----------   -----------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold              3,820,116     6,250,654      4,042,451     3,015,625
   Cost of shares sold                   (3,509,771)   (5,840,900)    (3,707,814)   (2,685,544)
                                        -----------   -----------    -----------   -----------
Net realized gains (losses) from
   securities transactions                  310,345       409,754        334,637       330,081
Realized gain distributions                       0             0      1,039,819             0
                                        -----------   -----------    -----------   -----------
Net realized gains (losses)                 310,345       409,754      1,374,456       330,081
                                        -----------   -----------    -----------   -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (443,536)      302,485        323,990      (312,878)
   End of period                          3,919,085     3,757,933      3,741,829     3,143,693
                                        -----------   -----------    -----------   -----------
Change in net unrealized appreciation
   (depreciation) of investments          4,362,621     3,455,448      3,417,839     3,456,571
                                        -----------   -----------    -----------   -----------
Increase (decrease) in net assets
   from operations                      $ 4,286,738   $ 3,529,082    $ 4,410,060   $ 3,557,394
                                        ===========   ===========    ===========   ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                        Allocation
                                         Allocation      Moderate      Allocation     Allocation      Strategic
                                          Moderate        Growth         Growth        Balanced     Fixed Income
                                          Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                          (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                        ------------   ------------   ------------   ------------   ------------
Investment income:
   Dividends                            $    486,717   $    460,073   $    170,776   $    421,867   $   191,214
                                        ------------   ------------   ------------   ------------   -----------
      Total investment income                486,717        460,073        170,776        421,867       191,214
                                        ------------   ------------   ------------   ------------   -----------
Expenses:
   Mortality and expense risk charge        (548,314)      (700,034)      (482,740)      (382,853)      (91,770)
   Distribution expense charge               (57,985)       (73,963)       (51,359)       (40,449)       (9,554)
                                        ------------   ------------   ------------   ------------   -----------
      Total expenses                        (606,299)      (773,997)      (534,099)      (423,302)     (101,324)
                                        ------------   ------------   ------------   ------------   -----------
Net investment income (loss)                (119,582)      (313,924)      (363,323)        (1,435)       89,890
                                        ------------   ------------   ------------   ------------   -----------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold              28,961,229     30,457,866     23,629,306     27,460,470     3,840,999
   Cost of shares sold                   (28,363,210)   (29,621,314)   (22,745,147)   (26,563,951)   (3,791,663)
                                        ------------   ------------   ------------   ------------   -----------
Net realized gains (losses) from
   securities transactions                   598,019        836,552        884,159        896,519        49,336
Realized gain distributions                  121,119         32,769         26,350        273,752         8,739
                                        ------------   ------------   ------------   ------------   -----------
Net realized gains (losses)                  719,138        869,321        910,509      1,170,271        58,075
                                        ------------   ------------   ------------   ------------   -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (110,620)      (135,085)      (216,950)       (73,602)      (23,797)
   End of period                           3,641,630      6,488,704      5,242,698      1,325,349        61,792
                                        ------------   ------------   ------------   ------------   -----------
Change in net unrealized appreciation
   (depreciation) of investments           3,752,250      6,623,789      5,459,648      1,398,951        85,589
                                        ------------   ------------   ------------   ------------   -----------
Increase (decrease) in net assets
   from operations                      $  4,351,806   $  7,179,186   $  6,006,834   $  2,567,787   $   233,554
                                        ============   ============   ============   ============   ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006

                                                             Moderate      Balanced    Conservative   Large Cap    Large Cap
                                                Growth        Growth        Growth        Growth        Growth     Composite
                                               Strategy      Strategy      Strategy      Strategy     Portfolio    Portfolio
                                               (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)
                                             ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   (523,290) $   (258,184) $    220,869  $    488,648  $  (141,182) $   (28,040)
   Net realized gains (losses)                 (1,017,568)      115,920     1,227,162     1,276,504     (672,751)      16,973
   Change in net unrealized appreciation
      (depreciation) of investments            14,701,143    12,891,586     5,976,901     2,536,342    2,610,138      503,142
                                             ------------  ------------  ------------  ------------  -----------  -----------
   Increase (decrease) in net assets
      from operations                          13,160,285    12,749,322     7,424,932     4,301,494    1,796,205      492,075
                                             ------------  ------------  ------------  ------------  -----------  -----------
From capital transactions:
      Net proceeds from units sold                257,567       191,065       346,163        75,378       43,294          300
      Cost of units redeemed                  (21,165,225)  (22,800,323)  (18,757,596)  (14,091,005)  (1,464,157)    (840,642)
      Annuity benefit payments                   (169,769)     (242,301)      (96,365)     (176,811)     (24,387)     (12,934)
      Net transfers                            (4,073,871)     (469,514)   (1,596,863)   (2,853,804)  (1,818,444)    (235,701)
      Contract maintenance charge                 (61,855)      (51,458)      (36,832)      (23,883)      (5,053)      (1,464)
                                             ------------  ------------  ------------  ------------  -----------  -----------
   Increase (decrease) in net assets
      from capital transactions               (25,213,153)  (23,372,531)  (20,141,493)  (17,070,125)  (3,268,747)  (1,090,441)
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets             (12,052,868)  (10,623,209)  (12,716,561)  (12,768,631)  (1,472,542)    (598,366)
Net assets at beginning of period              96,764,870   105,864,120    83,566,913    63,608,233   13,076,343    4,328,593
                                             ------------  ------------  ------------  ------------  -----------  -----------
Net assets at end of period                  $ 84,712,002  $ 95,240,911  $ 70,850,352  $ 50,839,602  $11,603,801  $ 3,730,227
                                             ============  ============  ============  ============  ===========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                      14,941         9,656        21,543         4,919        4,526           31
   Units redeemed                              (1,232,292)   (1,359,714)   (1,139,825)     (906,631)    (151,288)     (86,215)
   Units transferred                             (239,401)      (11,108)      (97,771)     (171,193)    (188,034)     (25,205)
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding       (1,456,752)   (1,361,166)   (1,216,053)   (1,072,905)    (334,796)    (111,389)
Beginning units                                 6,063,149     6,678,901     5,373,453     4,155,661    1,461,745      458,999
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                    4,606,397     5,317,735     4,157,400     3,082,756    1,126,949      347,610
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.52%:
   Units sold                                           0         2,094             0             0            0            0
   Units redeemed                                 (19,395)      (26,997)      (37,579)       (9,834)     (12,075)        (261)
   Units transferred                               (2,836)      (17,247)         (698)       (7,910)      (1,845)       1,484
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding          (22,231)      (42,150)      (38,277)      (17,744)     (13,920)       1,223
Beginning units                                    90,890       160,517       141,422       109,833       96,669       10,828
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                       68,659       118,367       103,145        92,089       82,749       12,051
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.65%:
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                           Large Cap     Mid Cap      Mid Cap                 International   Diversified
                                             Value        Growth        Value     Small Cap       Equity     Fixed Income
                                           Portfolio    Portfolio    Portfolio    Portfolio     Portfolio      Portfolio
                                           (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)      (Class 1)
                                          -----------  -----------  -----------  -----------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $   (67,990) $  (196,808) $  (135,380) $  (153,310)  $   (89,029)  $   183,152
   Net realized gains (losses)                450,461      539,659    1,953,309      332,137       119,007       159,757
   Change in net unrealized appreciation
      (depreciation) of investments         1,749,377    3,349,395    1,238,261    2,154,988     2,916,284      (521,630)
                                          -----------  -----------  -----------  -----------   -----------   -----------
   Increase (decrease) in net assets
      from operations                       2,131,848    3,692,246    3,056,190    2,333,815     2,946,262      (178,721)
                                          -----------  -----------  -----------  -----------   -----------   -----------
From capital transactions:
      Net proceeds from units sold            104,928       76,131      179,692       85,611        50,020         8,306
      Cost of units redeemed               (1,207,515)  (1,150,101)  (1,483,363)  (1,064,149)     (970,589)   (1,370,131)
      Annuity benefit payments                (20,974)     (14,804)     (28,181)     (20,982)      (12,963)      (72,050)
      Net transfers                           550,843     (601,335)     317,245      143,192     2,397,177      (359,178)
      Contract maintenance charge              (3,847)      (5,422)      (4,866)      (3,009)       (2,519)       (2,540)
                                          -----------  -----------  -----------  -----------   -----------   -----------
   Increase (decrease) in net assets
      from capital transactions              (576,565)  (1,695,531)  (1,019,473)    (859,337)    1,461,126    (1,795,593)
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in net assets           1,555,283    1,996,715    2,036,717    1,474,478     4,407,388    (1,974,314)
Net assets at beginning of period          14,000,876   13,073,202   15,254,845    9,092,797     8,630,369    11,941,602
                                          -----------  -----------  -----------  -----------   -----------   -----------
Net assets at end of period               $15,556,159  $15,069,917  $17,291,562  $10,567,275   $13,037,757   $ 9,967,288
                                          ===========  ===========  ===========  ===========   ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                   8,086        4,162        8,637        7,354         5,575           685
   Units redeemed                             (88,555)     (64,067)     (65,472)     (84,992)      (95,197)     (119,152)
   Units transferred                           35,578      (39,143)      21,227       28,321       225,984       (38,359)
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding      (44,891)     (99,048)     (35,608)     (49,317)      136,362      (156,826)
Beginning units                             1,078,477      868,447      731,313      827,774       950,465       937,568
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                1,033,586      769,399      695,705      778,457     1,086,827       780,742
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of 1.52%:
   Units sold                                       0            0            0            0             0             0
   Units redeemed                              (1,940)      (7,988)      (1,525)      (8,176)       (6,333)         (527)
   Units transferred                            3,989       (1,064)      (4,859)      (1,364)        6,769         8,958
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding        2,049       (9,052)      (6,384)      (9,540)          436         8,431
Beginning units                                33,937       65,777       35,666       46,415        49,575        49,084
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                   35,986       56,725       29,282       36,875        50,011        57,515
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.55% (1):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.55% (2):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of 1.65%:
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.70% (1):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.70% (3):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.95% (1):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.95% (3):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                             Cash        Focus                    Moderate      Balanced    Conservative
                                          Management    Growth       Growth        Growth        Growth        Growth
                                           Portfolio   Portfolio    Strategy      Strategy      Strategy      Strategy
                                           (Class 1)   (Class 1)    (Class 2)     (Class 2)     (Class 2)     (Class 2)
                                          ----------  ----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $  (12,305) $  (97,164) $ (1,372,260) $ (1,648,913) $     90,931  $  1,012,468
   Net realized gains (losses)                35,498      89,699     1,152,530    (3,494,781)   (2,660,934)   (4,716,756)
   Change in net unrealized appreciation
      (depreciation) of investments           57,510   1,210,067    22,448,476    42,517,959    27,115,190    16,680,596
                                          ----------  ----------  ------------  ------------  ------------  ------------
   Increase (decrease) in net assets
      from operations                         80,703   1,202,602    22,228,746    37,374,265    24,545,187    12,976,308
                                          ----------  ----------  ------------  ------------  ------------  ------------
From capital transactions:
      Net proceeds from units sold           162,557      23,446     5,206,715    11,331,121     8,139,659     4,141,727
      Cost of units redeemed                (764,628)   (582,582)  (15,293,584)  (26,322,556)  (26,230,334)  (24,757,763)
      Annuity benefit payments               (68,639)    (11,605)            0             0             0             0
      Net transfers                        3,009,393     884,720     2,194,974     4,343,553    (1,898,606)   (5,422,972)
      Contract maintenance charge             (1,262)     (2,554)      (57,587)      (79,633)      (62,254)      (39,715)
                                          ----------  ----------  ------------  ------------  ------------  ------------
   Increase (decrease) in net assets
      from capital transactions            2,337,421     311,425    (7,949,482)  (10,727,515)  (20,051,535)  (26,078,723)
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets          2,418,124   1,514,027    14,279,264    26,646,750     4,493,652   (13,102,415)
Net assets at beginning of period          4,277,354   6,310,171   152,584,844   297,104,115   268,333,908   191,535,454
                                          ----------  ----------  ------------  ------------  ------------  ------------
Net assets at end of period               $6,695,478  $7,824,198  $166,864,108  $323,750,865  $272,827,560  $178,433,039
                                          ==========  ==========  ============  ============  ============  ============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                 15,182       2,980        52,371        81,610        40,784        26,868
   Units redeemed                            (77,136)    (77,671)     (265,361)     (472,963)     (425,362)     (513,058)
   Units transferred                         278,303     109,027       (29,151)       91,614      (124,525)      (60,087)
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding     216,349      34,336      (242,141)     (299,739)     (509,103)     (546,277)
Beginning units                              399,414     893,819     2,828,732     5,777,656     5,941,411     4,254,632
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                 615,763     928,155     2,586,591     5,477,917     5,432,308     3,708,355
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of 1.52%:
   Units sold                                      0           0            --            --            --            --
   Units redeemed                               (762)        (80)           --            --            --            --
   Units transferred                            (237)         13            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding        (999)        (67)           --            --            --            --
Beginning units                                2,368      30,098            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                   1,369      30,031            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.55% (1):
   Units sold                                     --          --       103,693       240,580       208,976       128,310
   Units redeemed                                 --          --       (76,954)     (174,590)     (195,143)     (213,391)
   Units transferred                              --          --        67,358       141,487        45,428        14,292
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --        94,097       207,477        59,261       (70,789)
Beginning units                                   --          --       919,258     1,626,293     1,454,986       829,709
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --     1,013,355     1,833,770     1,514,247       758,920
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.55% (2):
   Units sold                                     --          --            --            --            --            --
   Units redeemed                                 --          --            --            --            --            --
   Units transferred                              --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --            --            --            --            --
Beginning units                                   --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of 1.65%:
   Units sold                                     --          --        30,168        45,267        31,515        19,103
   Units redeemed                                 --          --      (522,141)     (841,269)     (951,893)     (805,968)
   Units transferred                              --          --       110,464       (18,608)      (94,393)     (321,968)
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --      (381,509)     (814,610)   (1,014,771)   (1,108,833)
Beginning units                                   --          --     5,650,953    10,789,998     9,661,400     7,267,578
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --     5,269,444     9,975,388     8,646,629     6,158,745
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.70% (1):
   Units sold                                     --          --       105,536       294,447       209,713        60,921
   Units redeemed                                 --          --       (27,015)      (66,639)      (32,896)      (48,115)
   Units transferred                              --          --         2,211        34,302        49,664        49,061
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --        80,732       262,110       226,481        61,867
Beginning units                                   --          --       176,567       621,189       559,210       360,936
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --       257,299       883,299       785,691       422,803
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.70% (3):
   Units sold                                     --          --            --            --            --            --
   Units redeemed                                 --          --            --            --            --            --
   Units transferred                              --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --            --            --            --            --
Beginning units                                   --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============
Contracts With Total Expenses of 1.80%:
   Units sold                                     --          --            --            --            --            --
   Units redeemed                                 --          --            --            --            --            --
   Units transferred                              --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --            --            --            --            --
Beginning units                                   --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.95% (1):
   Units sold                                     --          --         9,820        28,543        26,608        34,795
   Units redeemed                                 --          --       (17,030)      (54,031)      (64,261)      (33,469)
   Units transferred                              --          --       (17,323)        5,142         7,860       (28,185)
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --       (24,533)      (20,346)      (29,793)      (26,859)
Beginning units                                   --          --       260,049       659,130       342,627       306,536
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --       235,516       638,784       312,834       279,677
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.95% (3):
   Units sold                                     --          --            --            --            --            --
   Units redeemed                                 --          --            --            --            --            --
   Units transferred                              --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --            --            --            --            --
Beginning units                                   --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (CONTINUED)

                                              Large Cap    Large Cap     Large Cap     Mid Cap       Mid Cap
                                               Growth      Composite       Value        Growth       Value       Small Cap
                                              Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                              (Class 2)    (Class 2)     (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                            ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)             $(1,173,680)  $  (299,319) $   (861,241) $(1,324,929) $ (1,352,237) $(1,140,590)
   Net realized gains (losses)                2,246,648       667,958     3,676,761    5,774,376    13,137,561    3,168,237
   Change in net unrealized appreciation
      (depreciation) of investments           9,702,407     3,106,065    12,980,313   16,995,985     9,284,242   13,185,823
                                            -----------   -----------  ------------  -----------  ------------  -----------
   Increase (decrease) in net assets from
      operations                             10,775,375     3,474,704    15,795,833   21,445,432    21,069,566   15,213,470
                                            -----------   -----------  ------------  -----------  ------------  -----------
From capital transactions:
      Net proceeds from units sold            6,318,038     1,877,739     6,654,522    4,577,672     5,968,766    5,217,671
      Cost of units redeemed                 (8,653,912)   (2,544,242)  (11,379,196)  (8,539,682)  (12,223,007)  (6,892,234)
      Annuity benefit payments                        0             0             0            0             0            0
      Net transfers                           7,400,610       288,283       970,158    8,783,389      (243,979)   6,386,462
      Contract maintenance charge               (15,994)       (6,940)      (18,011)     (16,176)      (22,022)     (14,426)
                                            -----------   -----------  ------------  -----------  ------------  -----------
   Increase (decrease) in net assets from
      capital transactions                    5,048,742      (385,160)   (3,772,527)   4,805,203    (6,520,242)   4,697,473
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets            15,824,117     3,089,544    12,023,306   26,250,635    14,549,324   19,910,943
Net assets at beginning of period            75,431,698    28,390,627   107,244,514   71,468,422   110,814,485   62,783,384
                                            -----------   -----------  ------------  -----------  ------------  -----------
Net assets at end of period                 $91,255,815   $31,480,171  $119,267,820  $97,719,057  $125,363,809  $82,694,327
                                            ===========   ===========  ============  ===========  ============  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                    46,623         9,338        15,935       20,123        11,766       31,622
   Units redeemed                              (210,044)      (78,591)     (172,656)    (116,492)     (133,091)    (152,012)
   Units transferred                             72,549         5,888         7,299      142,635       (51,635)      89,501
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        (90,872)      (63,365)     (149,422)      46,266      (172,960)     (30,889)
Beginning units                               2,318,352       987,699     2,280,625    1,272,574     1,595,182    1,605,699
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                  2,227,480       924,334     2,131,203    1,318,840     1,422,222    1,574,810
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.52%:
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.55%(1):
   Units sold                                   336,577        62,872       257,247      113,221       135,547      228,805
   Units redeemed                               (98,674)      (15,541)      (99,720)     (56,243)      (46,241)     (70,863)
   Units transferred                            208,225        10,648        56,262       76,022        40,595       74,966
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        446,128        57,979       213,789      133,000       129,901      232,908
Beginning units                                 867,720       290,055       929,679      582,292       514,288      719,418
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                  1,313,848       348,034     1,143,468      715,292       644,189      952,326
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.55%(2):
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.65%:
   Units sold                                    25,898         6,997        19,913       13,925        13,275       15,608
   Units redeemed                              (587,018)     (157,975)     (535,495)    (321,071)     (351,208)    (338,617)
   Units transferred                            348,840        (3,605)      (31,235)     250,395         4,722      280,105
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding       (212,280)     (154,583)     (546,817)     (56,751)     (333,211)     (42,904)
Beginning units                               5,389,831     1,729,275     5,054,308    2,977,378     3,266,457    3,364,848
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                  5,177,551     1,574,692     4,507,491    2,920,627     2,933,246    3,321,944
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.70%(1):
   Units sold                                   208,358        98,213       160,581      105,319        95,647      114,907
   Units redeemed                               (17,218)       (7,815)      (21,336)     (12,165)      (15,322)     (17,282)
   Units transferred                            181,269        13,392        34,924       50,615        25,797       74,807
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        372,409       103,790       174,169      143,769       106,122      172,432
Beginning units                                 337,636        62,392       262,727      211,180       170,893      297,191
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                    710,045       166,182       436,896      354,949       277,015      469,623
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.70%(3):
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.95%(1):
   Units sold                                    54,186        15,109        40,108       19,055        21,158       40,904
   Units redeemed                               (37,587)       (1,816)      (29,194)     (23,978)      (17,122)     (16,283)
   Units transferred                             18,792         2,675         6,772        6,754       (23,928)      13,384
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding         35,391        15,968        17,686        1,831       (19,892)      38,005
Beginning units                                 149,011        47,158       134,734      102,373       145,004      115,203
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                    184,402        63,126       152,420      104,204       125,112      153,208
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.95%(3):
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (CONTINUED)

                                            International   Diversified      Cash         Focus     Focus Growth     Focus
                                               Equity      Fixed Income   Management      Growth     and Income      Value
                                              Portfolio      Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                              (Class 2)      (Class 2)     (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                            -------------  ------------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)             $ (1,166,083)  $  1,600,033  $   (301,728) $(1,079,989) $  (654,977)  $(1,033,987)
   Net realized gains (losses)                 4,894,239      1,013,868       573,673    2,219,042    2,216,240     5,273,352
   Change in net unrealized appreciation
      (depreciation) of investments           24,939,621     (4,863,617)      383,389   10,830,012    5,407,314     7,789,827
                                            ------------   ------------  ------------  -----------  -----------   -----------
   Increase (decrease) in net assets from
      operations                              28,667,777     (2,249,716)      655,334   11,969,065    6,968,577    12,029,192
                                            ------------   ------------  ------------  -----------  -----------   -----------
From capital transactions:
      Net proceeds from units sold             7,066,488      2,972,207     7,012,456    2,298,917    1,478,899     2,267,428
      Cost of units redeemed                  (9,058,777)   (15,009,757)  (20,860,113)  (7,243,981)  (5,395,733)   (6,995,757)
      Annuity benefit payments                         0              0             0            0            0             0
      Net transfers                           17,096,972     (4,539,024)   (2,118,210)     492,230   (1,092,990)    3,024,534
      Contract maintenance charge                (14,239)       (19,333)       (7,339)     (21,685)     (10,974)      (14,517)
                                            ------------   ------------  ------------  -----------  -----------   -----------
   Increase (decrease) in net assets from
      capital transactions                    15,090,444    (16,595,907)  (15,973,206)  (4,474,519)  (5,020,798)   (1,718,312)
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in net assets             43,758,221    (18,845,623)  (15,317,872)   7,494,546    1,947,779    10,310,880
Net assets at beginning of period             85,111,831    124,451,319    54,495,028   64,423,382   46,705,858    63,830,283
                                            ------------   ------------  ------------  -----------  -----------   -----------
Net assets at end of period                 $128,870,052   $105,605,696  $ 39,177,156  $71,917,928  $48,653,637   $74,141,163
                                            ============   ============  ============  ===========  ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                     34,610         44,689        82,712       26,495       17,480        18,023
   Units redeemed                               (267,335)      (445,980)   (1,213,462)    (254,058)    (113,346)     (135,885)
   Units transferred                             332,072       (244,664)      817,361       20,122     (132,723)       32,612
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding          99,347       (645,955)     (313,389)    (207,441)    (228,589)      (85,250)
Beginning units                                2,924,887      3,263,102     1,555,944    3,093,639    1,651,715     1,677,511
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                   3,024,234      2,617,147     1,242,555    2,886,198    1,423,126     1,592,261
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.52%:
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.55%(1):
   Units sold                                    349,302         80,910       196,574      125,174       61,253        44,946
   Units redeemed                               (124,654)      (144,134)     (102,147)     (64,380)     (45,980)      (45,338)
   Units transferred                             195,698        100,526      (311,844)     (18,380)      48,141        17,670
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding         420,346         37,302      (217,417)      42,414       63,414        17,278
Beginning units                                1,371,309      1,077,064       677,035      842,073      481,449       442,649
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                   1,791,655      1,114,366       459,618      884,487      544,863       459,927
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.55%(2):
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.65%:
   Units sold                                     22,677         65,675        11,940       35,288       16,816         8,958
   Units redeemed                               (527,749)      (565,712)     (403,053)    (567,811)    (376,989)     (227,433)
   Units transferred                             974,024       (473,805)     (517,600)      15,374      (73,370)      219,662
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding         468,952       (973,842)     (908,713)    (517,149)    (433,543)        1,187
Beginning units                                5,143,515      5,361,926     2,386,603    4,997,340    2,882,471     2,092,953
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                   5,612,467      4,388,084     1,477,890    4,480,191    2,448,928     2,094,140
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.70%(1):
   Units sold                                    234,111         49,360       245,078       87,466       43,167        60,892
   Units redeemed                                (18,655)       (32,342)      (56,259)     (54,871)     (23,011)      (51,828)
   Units transferred                             137,129        261,630      (182,481)      32,208       46,008         5,110
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding         352,585        278,648         6,338       64,803       66,164        14,174
Beginning units                                  362,743        467,612       318,651      434,930      194,652       300,328
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                     715,328        746,260       324,989      499,733      260,816       314,502
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.70%(3):
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.95%(1):
   Units sold                                     55,222         10,514       125,659       20,576       12,476        20,524
   Units redeemed                                (11,575)       (76,782)     (188,489)     (19,710)     (12,427)      (18,639)
   Units transferred                              45,501        (18,329)      (21,987)      11,641        9,998       (61,530)
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding          89,148        (84,597)      (84,817)      12,507       10,047       (59,645)
Beginning units                                  155,425        288,090       249,490      171,055       79,585       216,502
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                     244,573        203,493       164,673      183,562       89,632       156,857
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.95%(3):
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                       Focus                    Moderate      Balanced   Conservative   Large Cap
                                      TechNet       Growth       Growth        Growth       Growth        Growth
                                     Portfolio     Strategy     Strategy      Strategy     Strategy     Portfolio
                                     (Class 2)    (Class 3)     (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                    -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (492,216) $  (413,271) $   (513,370) $   (15,030) $   256,369   $  (446,667)
   Net realized gains (losses)        2,087,181     (802,396)     (247,176)  (1,727,258)  (1,887,271)      380,290
   Change in net unrealized
      appreciation (depreciation)
      of investments                  6,137,592    7,490,611    12,348,261    9,336,724    4,877,050     3,907,387
                                    -----------  -----------  ------------  -----------  -----------   -----------
   Increase (decrease) in net
      assets from operations          7,732,557    6,274,944    11,587,715    7,594,436    3,246,148     3,841,010
                                    -----------  -----------  ------------  -----------  -----------   -----------
From capital transactions:
   Net proceeds from units sold         927,514   12,242,676    22,406,610   13,430,670    6,705,919     5,470,339
   Cost of units redeemed            (2,854,281)  (2,104,569)   (6,865,118)  (5,547,421)  (4,157,042)   (1,454,017)
   Annuity benefit payments                   0            0             0            0            0             0
   Net transfers                      3,221,610    4,939,246     6,190,402    2,348,235    1,556,282     5,571,381
   Contract maintenance charge           (9,988)     (17,467)      (26,160)     (15,714)      (7,224)       (5,461)
                                    -----------  -----------  ------------  -----------  -----------   -----------
      Increase (decrease) in net
         assets from capital
         transactions                 1,284,855   15,059,886    21,705,734   10,215,770    4,097,935     9,582,242
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in net assets     9,017,412   21,334,830    33,293,449   17,810,206    7,344,083    13,423,252
Net assets at beginning of period    26,595,288   37,340,154    82,125,336   76,653,458   44,705,045    24,521,219
                                    -----------  -----------  ------------  -----------  -----------   -----------
Net assets at end of period         $35,612,700  $58,674,984  $115,418,785  $94,463,664  $52,049,128   $37,944,471
                                    ===========  ===========  ============  ===========  ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of
   1.40%:
   Units sold                            11,028      285,235       689,591      373,690      185,188       284,573
   Units redeemed                      (190,006)     (64,117)     (142,640)    (138,386)    (103,503)      (75,679)
   Units transferred                     69,041      195,277       169,807       93,348       34,015       182,196
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                         (109,937)     416,395       716,758      328,652      115,700       391,090
Beginning units                       2,785,697    1,227,721     2,808,761    2,273,244    1,354,541     1,575,108
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                          2,675,760    1,644,116     3,525,519    2,601,896    1,470,241     1,966,198
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.52%:
   Units sold                                --           --            --           --           --            --
   Units redeemed                            --           --            --           --           --            --
   Units transferred                         --           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --           --            --           --           --            --
Beginning units                              --           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --           --            --           --           --            --
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.55% (1):
   Units sold                           122,225           --            --           --           --            --
   Units redeemed                       (10,827)          --            --           --           --            --
   Units transferred                     46,030           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                          157,428           --            --           --           --            --
Beginning units                         391,174           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                            548,602           --            --           --           --            --
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.55% (2):
   Units sold                                --      316,992       489,335      365,552      145,379       221,589
   Units redeemed                            --      (20,838)      (93,649)     (55,676)     (84,105)      (23,131)
   Units transferred                         --       28,287       123,424       76,198       69,798       305,613
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --      324,441       519,110      386,074      131,072       504,071
Beginning units                              --      236,607       433,160      535,339      578,600       290,944
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --      561,048       952,270      921,413      709,672       795,015
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.65%:
   Units sold                             9,600        4,497        28,662       11,894       10,050        11,635
   Units redeemed                      (279,759)     (27,484)     (131,348)    (103,539)     (30,299)      (39,208)
   Units transferred                    169,803       34,462         2,604      (17,746)     (20,030)       87,262
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                         (100,356)      11,475      (100,082)    (109,391)     (40,279)       59,689
Beginning units                       2,599,869      782,465     1,843,632    1,663,009      832,423       841,257
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                          2,499,513      793,940     1,743,550    1,553,618      792,144       900,946
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.70% (1):
   Units sold                            27,278           --            --           --           --            --
   Units redeemed                       (42,237)          --            --           --           --            --
   Units transferred                    140,659           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                          125,700           --            --           --           --            --
Beginning units                         270,277           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                            395,977           --            --           --           --            --
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.70% (3):
   Units sold                                --        2,816         5,534       17,093       19,980         6,735
   Units redeemed                            --         (760)      (25,246)      (8,817)     (22,772)      (11,313)
   Units transferred                         --       24,176        38,691      (61,755)       6,483         3,305
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --       26,232        18,979      (53,479)       3,691        (1,273)
Beginning units                              --       17,690       117,732      163,508       76,249       110,968
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --       43,922       136,711      110,029       79,940       109,695
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts With Total Expenses of
   1.80%:
   Units sold                                --      104,001       130,801       52,043       33,487        57,060
   Units redeemed                            --       (8,944)      (19,726)      (9,679)      (4,852)       (6,858)
   Units transferred                         --        6,687        38,871       71,737          170        35,981
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --      101,744       149,946      114,101       28,805        86,183
Beginning units                              --      104,418       143,103      191,568      114,090        78,690
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --      206,162       293,049      305,669      142,895       164,873
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.95% (1):
   Units sold                            14,036           --            --           --           --            --
   Units redeemed                       (22,293)          --            --           --           --            --
   Units transferred                    147,600           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                          139,343           --            --           --           --            --
Beginning units                         120,465           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                            259,808           --            --           --           --            --
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.95% (3):
   Units sold                                --        1,931        12,813       30,790       41,410        10,636
   Units redeemed                            --       (2,146)       (2,406)     (34,707)     (25,104)       (1,404)
   Units transferred                         --        2,709         4,473      (11,229)      11,565           740
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --        2,494        14,880      (15,146)      27,871         9,972
Beginning units                              --       34,963        26,869      308,554       76,360        41,806
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --       37,457        41,749      293,408      104,231        51,778
                                    ===========  ===========  ============  ===========  ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                     Large Cap    Large Cap      Mid Cap      Mid Cap                  International
                                     Composite      Value        Growth        Value       Small Cap       Equity
                                     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                                     (Class 3)    (Class 3)     (Class 3)    (Class 3)     (Class 3)     (Class 3)
                                    -----------  -----------  ------------  -----------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (92,841) $  (271,140) $  (487,637)  $  (432,928) $  (452,208)   $  (383,400)
   Net realized gains (losses)          130,277      642,249    1,615,529     3,147,561      634,408      1,345,065
   Change in net unrealized
      appreciation (depreciation)
      of investments                    997,108    4,610,456    6,989,670     3,784,445    6,126,972      8,581,406
                                    -----------  -----------  -----------   -----------  -----------    -----------
   Increase (decrease) in net
      assets from operations          1,034,544    4,981,565    8,117,562     6,499,078    6,309,172      9,543,071
                                    -----------  -----------  -----------   -----------  -----------    -----------
From capital transactions:
   Net proceeds from units sold       2,131,881    6,555,187    6,325,598     9,292,065    6,129,499      8,602,891
   Cost of units redeemed              (557,528)  (1,426,867)  (2,270,417)   (2,293,275)  (1,873,018)    (1,873,610)
   Annuity benefit payments                   0            0            0             0            0              0
   Net transfers                      1,146,318    4,208,133    5,211,983     3,735,723    3,501,917      5,128,288
   Contract maintenance charge           (1,850)      (5,491)      (6,604)       (7,447)      (6,546)        (5,462)
                                    -----------  -----------  -----------   -----------  -----------    -----------
      Increase (decrease) in net
         assets from capital
         transactions                 2,718,821    9,330,962    9,260,560    10,727,066    7,751,852     11,852,107
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in net assets     3,753,365   14,312,527   17,378,122    17,226,144   14,061,024     21,395,178
Net assets at beginning of period     7,357,615   28,080,226   24,007,901    29,054,970   23,377,830     23,626,162
                                    -----------  -----------  -----------   -----------  -----------    -----------
Net assets at end of period         $11,110,980  $42,392,753  $41,386,023   $46,281,114  $37,438,854    $45,021,340
                                    ===========  ===========  ===========   ===========  ===========    ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of
   1.40%:
   Units sold                            95,878      269,961      166,084       207,763      255,356        444,659
   Units redeemed                       (30,519)     (55,205)     (61,484)      (55,543)     (89,831)       (77,575)
   Units transferred                     29,789      144,118       92,940        48,772      113,902        164,181
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                           95,148      358,874      197,540       200,992      279,427        531,265
Beginning units                         450,297    1,140,099      896,456       761,202    1,250,380      1,492,650
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                            545,445    1,498,973    1,093,996       962,194    1,529,807      2,023,915
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.52%:
   Units sold                                --           --           --            --           --             --
   Units redeemed                            --           --           --            --           --             --
   Units transferred                         --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               --           --           --            --           --             --
Beginning units                              --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                                 --           --           --            --           --             --
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.55% (1):
   Units sold                                --           --           --            --           --             --
   Units redeemed                            --           --           --            --           --             --
   Units transferred                         --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               --           --           --            --           --             --
Beginning units                              --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                                 --           --           --            --           --             --
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.55% (2):
   Units sold                            93,266      153,461      154,796       156,825      190,056        340,061
   Units redeemed                       (13,766)     (11,842)     (23,872)      (11,776)     (16,840)       (40,983)
   Units transferred                     93,044      103,237      146,548        91,352      154,550        309,371
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                          172,544      244,856      277,472       236,401      327,766        608,449
Beginning units                          78,215      285,227      186,592       175,874      232,425        329,410
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                            250,759      530,083      464,064       412,275      560,191        937,859
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.65%:
   Units sold                             4,733        9,978        6,567         8,324        8,363          8,293
   Units redeemed                        (9,373)     (23,314)     (37,557)      (25,967)     (31,139)       (46,103)
   Units transferred                    (10,529)      38,901       66,894        33,559       18,718         42,981
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                          (15,169)      25,565       35,904        15,916       (4,058)         5,171
Beginning units                         221,691      640,076      523,041       434,973      616,967        704,517
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                            206,522      665,641      558,945       450,889      612,909        709,688
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.70% (1):
   Units sold                                --           --           --            --           --             --
   Units redeemed                            --           --           --            --           --             --
   Units transferred                         --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               --           --           --            --           --             --
Beginning units                              --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                                 --           --           --            --           --             --
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses
   of 1.70% (3):
   Units sold                             3,260        5,040        3,111         3,752        5,357          5,410
   Units redeemed                          (183)      (8,140)      (9,137)       (5,191)     (14,855)       (11,192)
   Units transferred                     (8,432)         260      (11,407)       (6,948)      (3,589)           674
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                           (5,355)      (2,840)     (17,433)       (8,387)     (13,087)        (5,108)
Beginning units                          17,076       75,915       62,146        51,016       82,928         66,008
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                             11,721       73,075       44,713        42,629       69,841         60,900
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts With Total Expenses of
   1.80%:
   Units sold                            19,713       49,010       50,732        50,347       55,199         74,663
   Units redeemed                        (2,836)      (5,597)      (3,608)       (3,532)      (5,589)        (7,470)
   Units transferred                     13,619       31,349       18,308        10,017       13,425          7,499
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                           30,496       74,762       65,432        56,832       63,035         74,692
Beginning units                          16,931       77,588       43,871        48,754       66,042        124,064
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                             47,427      152,350      109,303       105,586      129,077        198,756
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.95% (1):
   Units sold                                --           --           --            --           --             --
   Units redeemed                            --           --           --            --           --             --
   Units transferred                         --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               --           --           --            --           --             --
Beginning units                              --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                                 --           --           --            --           --             --
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.95% (3):
   Units sold                               359        7,299        2,279         3,193        5,597          6,819
   Units redeemed                          (390)      (3,097)      (1,526)       (1,827)      (1,565)        (5,448)
   Units transferred                         25          792        4,152         1,906         (695)          (928)
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               (6)       4,994        4,905         3,272        3,337            443
Beginning units                          22,447       46,965       13,599        20,526       19,773         46,634
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                             22,441       51,959       18,504        23,798       23,110         47,077
                                    ===========  ===========  ===========   ===========  ===========    ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                              Diversified      Cash        Focus     Focus Growth     Focus        Focus
                                             Fixed Income   Management     Growth     and Income      Value       TechNet
                                               Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                                               (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                             ------------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   463,982   $   (90,806) $  (386,228) $  (336,120)  $  (382,235) $  (229,258)
   Net realized gains (losses)                    38,481       168,453      310,345      409,754     1,374,456      330,081
   Change in net unrealized appreciation
      (depreciation) of investments           (1,302,598)      113,263    4,362,621    3,455,448     3,417,839    3,456,571
                                             -----------   -----------  -----------  -----------   -----------  -----------
   Increase (decrease) in net assets
      from operations                           (800,135)      190,910    4,286,738    3,529,082     4,410,060    3,557,394
                                             -----------   -----------  -----------  -----------   -----------  -----------
From capital transactions:
      Net proceeds from units sold             6,353,915     8,745,756    5,218,906    3,751,939     5,277,525    3,815,153
      Cost of units redeemed                  (2,416,055)   (2,098,300)  (1,706,219)  (1,553,612)   (1,492,288)    (878,746)
      Annuity benefit payments                         0             0            0            0             0            0
      Net transfers                              111,142    (5,642,130)   1,971,204      554,868     2,201,176    1,557,898
      Contract maintenance charge                 (3,225)       (1,153)      (9,311)      (6,929)       (5,422)      (6,153)
                                             -----------   -----------  -----------  -----------   -----------  -----------
   Increase (decrease) in net assets from
      capital transactions                     4,045,777     1,004,173    5,474,580    2,746,266     5,980,991    4,488,152
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in net assets              3,245,642     1,195,083    9,761,318    6,275,348    10,391,051    8,045,546
Net assets at beginning of period             31,684,920    12,194,941   21,200,125   21,925,296    20,591,059   11,262,544
                                             -----------   -----------  -----------  -----------   -----------  -----------
Net assets at end of period                  $34,930,562   $13,390,024  $30,961,443  $28,200,644   $30,982,110  $19,308,090
                                             ===========   ===========  ===========  ===========   ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                    192,376       344,716      360,044      167,397       172,173      287,657
   Units redeemed                                (68,789)      (84,679)    (120,334)     (88,602)      (44,403)     (81,169)
   Units transferred                             (20,801)     (200,440)     132,611       27,597        66,559       83,288
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         102,786        59,597      372,321      106,392       194,329      289,776
Beginning units                                1,186,874       567,574    1,813,875    1,208,650       775,409    1,713,900
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                   1,289,660       627,171    2,186,196    1,315,042       969,738    2,003,676
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.52%:
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                    107,886       303,338      245,274      166,587       153,690      408,689
   Units redeemed                                (62,208)      (42,691)     (30,348)     (14,216)      (25,122)     (40,112)
   Units transferred                             176,861      (152,918)      91,872       92,414        61,049      158,037
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         222,539       107,729      306,798      244,785       189,617      526,614
Beginning units                                  363,507       139,334      212,374      258,781       213,531      218,739
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     586,046       247,063      519,172      503,566       403,148      745,353
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.65%:
   Units sold                                     13,528         2,309       12,643        5,889         2,786       12,676
   Units redeemed                                (16,279)      (56,303)     (52,409)     (28,584)      (27,325)     (25,504)
   Units transferred                             (67,835)     (120,815)       3,352        8,558        22,919       27,621
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         (70,586)     (174,809)     (36,414)     (14,137)       (1,620)      14,793
Beginning units                                  466,929       395,491      946,546      761,677       435,201      591,914
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     396,343       220,682      910,132      747,540       433,581      606,707
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                     33,703        36,825       18,503       11,486         4,352        3,621
   Units redeemed                                (36,077)      (12,748)     (11,220)      (6,057)       (3,429)     (20,179)
   Units transferred                              16,796       (31,063)      (1,878)     (78,721)       (6,314)     (18,001)
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          14,422        (6,986)       5,405      (73,292)       (5,391)     (34,559)
Beginning units                                  456,659        14,945       34,089       99,453        27,377       50,464
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     471,081         7,959       39,494       26,161        21,986       15,905
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                    151,521       115,936       40,075       30,057        23,690       31,304
   Units redeemed                                 (8,334)       (1,988)      (3,718)      (3,085)         (628)      (4,365)
   Units transferred                             (68,893)      (20,050)      35,964        8,940         4,489       44,180
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          74,294        93,898       72,321       35,912        27,551       71,119
Beginning units                                   70,100        26,458       98,647       83,262        58,865       68,594
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     144,394       120,356      170,968      119,174        86,416      139,713
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                     38,193        22,613        1,381        1,007           798           80
   Units redeemed                                (13,428)         (111)      (9,215)     (23,270)         (301)      (2,597)
   Units transferred                             (28,528)       (7,875)      (7,481)         152            76       (1,489)
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          (3,763)       14,627      (15,315)     (22,111)          573       (4,006)
Beginning units                                  128,716        16,747       29,007       47,050        16,250       13,012
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     124,953        31,374       13,692       24,939        16,823        9,006
                                             ===========   ===========  ===========  ===========   ===========  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                           Allocation
                                              Allocation    Moderate     Allocation   Allocation     Strategic
                                               Moderate      Growth        Growth      Balanced    Fixed Income
                                              Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
                                              (Class 3)     (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                             -----------  ------------  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $  (119,582) $   (313,924) $  (363,323) $    (1,435)   $   89,890
   Net realized gains (losses)                   719,138       869,321      910,509    1,170,271        58,075
   Change in net unrealized appreciation
      (depreciation) of investments            3,752,250     6,623,789    5,459,648    1,398,951        85,589
                                             -----------  ------------  -----------  -----------    ----------
   Increase (decrease) in net assets
      from operations                          4,351,806     7,179,186    6,006,834    2,567,787       233,554
                                             -----------  ------------  -----------  -----------    ----------
From capital transactions:
      Net proceeds from units sold            45,720,046    73,996,436   48,549,422   23,729,222     3,618,719
      Cost of units redeemed                  (1,884,322)   (1,554,765)    (735,367)  (2,242,055)     (574,000)
      Annuity benefit payments                         0             0            0            0             0
      Net transfers                           18,579,753    23,846,956    9,518,464   10,027,181     4,073,625
      Contract maintenance charge                 (1,924)       (3,347)      (3,629)      (1,101)         (332)
                                             -----------  ------------  -----------  -----------    ----------
   Increase (decrease) in net assets from
      capital transactions                    62,413,553    96,285,280   57,328,890   31,513,247     7,118,012
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in net assets             66,765,359   103,464,466   63,335,724   34,081,034     7,351,566
Net assets at beginning of period              8,781,684     7,258,771    7,594,005    7,979,266     2,620,058
                                             -----------  ------------  -----------  -----------    ----------
Net assets at end of period                  $75,547,043  $110,723,237  $70,929,729  $42,060,300    $9,971,624
                                             ===========  ============  ===========  ===========    ==========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                  1,498,028     1,853,393    1,210,676      580,238       164,756
   Units redeemed                                (17,592)      (54,304)     (12,588)     (43,644)      (22,228)
   Units transferred                             256,196       465,563      190,643      (63,748)      107,059
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding       1,736,632     2,264,652    1,388,731      472,846       249,587
Beginning units                                  280,165       299,510      245,215      420,059        47,005
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                   2,016,797     2,564,162    1,633,946      892,905       296,592
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.52%:
   Units sold                                         --            --           --           --            --
   Units redeemed                                     --            --           --           --            --
   Units transferred                                  --            --           --           --            --
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding              --            --           --           --            --
Beginning units                                       --            --           --           --            --
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                          --            --           --           --            --
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.55% (1):
   Units sold                                    785,154     1,407,383      875,710      475,538        44,487
   Units redeemed                                 (6,228)      (51,557)     (29,610)     (13,794)       (1,601)
   Units transferred                             193,633       439,805       90,087      152,832        42,979
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding         972,559     1,795,631      936,187      614,576        85,865
Beginning units                                  112,284       126,662      149,344      119,488        20,181
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                   1,084,843     1,922,293    1,085,531      734,064       106,046
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.55% (2):
   Units sold                                    691,376     1,833,461    1,452,928      584,075        80,797
   Units redeemed                                (35,216)      (20,256)     (16,927)    (129,026)       (7,612)
   Units transferred                             645,415       446,896      299,181      359,335       117,366
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding       1,301,575     2,260,101    1,735,182      814,384       190,551
Beginning units                                  121,439       148,749      194,081      148,400        50,774
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                   1,423,014     2,408,850    1,929,263      962,784       241,325
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.65%:
   Units sold                                     94,799        48,450       19,295        1,568           355
   Units redeemed                                (44,973)       (1,502)      (1,010)        (124)       (2,590)
   Units transferred                             163,146       157,637        5,171       54,843        (6,282)
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding         212,972       204,585       23,456       56,287        (8,517)
Beginning units                                  137,803        19,076       37,123          621        70,283
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                     350,775       223,661       60,579       56,908        61,766
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.70% (1):
   Units sold                                    970,345     1,060,125      541,203      367,391         9,839
   Units redeemed                                (28,305)       (6,304)      (5,448)     (16,947)         (797)
   Units transferred                             301,045       252,250       86,889      319,252        91,438
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding       1,243,085     1,306,071      622,644      669,696       100,480
Beginning units                                  194,172        80,110      116,738       37,902         2,506
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                   1,437,257     1,386,181      739,382      707,598       102,986
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.70% (3):
   Units sold                                     95,405        80,915       20,792       76,187        32,038
   Units redeemed                                (42,139)       (5,320)        (454)      (2,115)      (16,145)
   Units transferred                              10,194       150,790       41,017        9,722        48,870
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding          63,460       226,385       61,355       83,794        64,763
Beginning units                                   18,272        23,709           25          530        31,865
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                      81,732       250,094       61,380       84,324        96,628
                                             ===========  ============  ===========  ===========    ==========
Contracts With Total Expenses of 1.80%:
   Units sold                                    186,335       412,414      321,764      174,351        22,121
   Units redeemed                                 (2,203)       (4,457)      (1,154)      (7,712)       (4,977)
   Units transferred                             190,076       203,196      121,540      138,445         9,041
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding         374,208       611,153      442,150      305,084        26,185
Beginning units                                   29,927        31,303       19,728        7,747        12,661
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                     404,135       642,456      461,878      312,831        38,846
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.95% (1):
   Units sold                                     57,144       269,382      117,770       33,614         4,074
   Units redeemed                                   (423)         (484)         (63)         (62)         (226)
   Units transferred                              13,604       168,808       46,170        9,546        (9,410)
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding          70,325       437,706      163,877       43,098        (5,562)
Beginning units                                    2,949         8,501       31,037       20,204        20,263
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                      73,274       446,207      194,914       63,302        14,701
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.95% (3):
   Units sold                                      3,275        19,752        1,213       54,679           338
   Units redeemed                                 (1,237)       (1,167)         (20)      (1,137)         (609)
   Units transferred                              19,053         7,921       11,578       10,199         3,398
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding          21,091        26,506       12,771       63,741         3,127
Beginning units                                    9,455        15,772           21       63,733        15,547
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                      30,546        42,278       12,792      127,474        18,674
                                             ===========  ============  ===========  ===========    ==========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005

                                                               Moderate       Balanced     Conservative    Large Cap    Large Cap
                                                 Growth         Growth         Growth         Growth        Growth      Composite
                                                Strategy       Strategy       Strategy       Strategy      Portfolio    Portfolio
                                               (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)    (Class 1)
                                             -------------  -------------  -------------  -------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   (905,079)  $   (620,446)  $    (44,906)  $    274,348   $  (199,603)  $  (58,544)
   Net realized gains (losses)                 (4,355,815)    (2,780,452)      (440,794)       147,302    (1,272,451)    (325,009)
   Change in net unrealized appreciation
      (depreciation) of investments            10,957,278      8,801,402      4,863,597      2,571,893     2,017,161      467,469
                                             ------------   ------------   ------------   ------------   -----------   ----------
   Increase (decrease) in net assets from
      operations                                5,696,384      5,400,504      4,377,897      2,993,543       545,107       83,916
                                             ------------   ------------   ------------   ------------   -----------   ----------
From capital transactions:
      Net proceeds from units sold                623,656         55,129        216,427        142,399        47,094       31,238
      Cost of units redeemed                  (20,735,773)   (22,413,148)   (18,143,390)   (11,870,088)   (1,380,300)    (460,587)
      Annuity benefit payments                   (202,077)      (227,176)       (97,160)      (186,701)      (10,841)      (8,086)
      Net transfers                            (4,835,249)    (2,051,673)        33,075       (250,739)     (921,370)    (214,376)
      Contract maintenance charge                 (73,182)       (60,155)       (42,024)       (27,301)       (5,340)      (1,825)
                                             ------------   ------------   ------------   ------------   -----------   ----------
   Increase (decrease) in net assets from
      capital transactions                    (25,222,625)   (24,697,023)   (18,033,072)   (12,192,430)   (2,270,757)    (653,636)
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in net assets             (19,526,241)   (19,296,519)   (13,655,175)    (9,198,887)   (1,725,650)    (569,720)
Net assets at beginning of period             116,291,111    125,160,639     97,222,088     72,807,120    14,801,993    4,898,313
                                             ------------   ------------   ------------   ------------   -----------   ----------
Net assets at end of period                  $ 96,764,870   $105,864,120   $ 83,566,913   $ 63,608,233   $13,076,343   $4,328,593
                                             ============   ============   ============   ============   ===========   ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                      39,671          2,871         11,511          9,843         5,556        3,331
   Units redeemed                              (1,282,557)    (1,466,086)    (1,194,201)      (814,686)     (140,447)     (49,294)
   Units transferred                             (285,866)      (140,734)          (509)       (16,741)      (89,344)     (35,311)
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding       (1,528,752)    (1,603,949)    (1,183,199)      (821,584)     (224,235)     (81,274)
Beginning units                                 7,591,901      8,282,850      6,556,652      4,977,245     1,685,980      540,273
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                    6,063,149      6,678,901      5,373,453      4,155,661     1,461,745      458,999
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.52%:
   Units sold                                         671            678          3,052              0             0            0
   Units redeemed                                 (67,860)       (15,338)       (28,319)        (6,405)      (28,796)      (2,490)
   Units transferred                              (22,736)         2,077          3,915           (274)      (20,706)        (575)
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding          (89,925)       (12,583)       (21,352)        (6,679)      (49,502)      (3,065)
Beginning units                                   180,815        173,100        162,774        116,512       146,171       13,893
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                       90,890        160,517        141,422        109,833        96,669       10,828
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.55% (1):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.55% (2):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.65%:
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.70% (1):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.70% (3):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts With Total Expenses of 1.80%:
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.95% (1):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.95% (3):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                              Large Cap     Mid Cap       Mid Cap                 International   Diversified
                                                Value        Growth        Value      Small Cap      Equity      Fixed Income
                                              Portfolio    Portfolio     Portfolio    Portfolio    Portfolio       Portfolio
                                              (Class 1)    (Class 1)     (Class 1)    (Class 1)    (Class 1)       (Class 1)
                                             -----------  -----------  ------------  -----------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   (88,061) $  (203,334)  $  (143,570) $  (152,486)  $  (13,805)   $   201,090
   Net realized gains (losses)                   208,951     (286,822)      997,658     (371,245)    (240,687)       212,999
   Change in net unrealized appreciation
      (depreciation) of investments              934,192      719,728     1,138,152      708,042    1,011,389         (9,809)
                                             -----------  -----------   -----------  -----------   ----------    -----------
   Increase (decrease) in net assets from
      operations                               1,055,082      229,572     1,992,240      184,311      756,897        404,280
                                             -----------  -----------   -----------  -----------   ----------    -----------
From capital transactions:
      Net proceeds from units sold                57,361       85,237        86,786       52,471       26,779        229,524
      Cost of units redeemed                  (1,664,485)  (1,331,315)   (1,717,989)  (1,427,310)    (794,395)    (1,933,772)
      Annuity benefit payments                   (13,654)     (23,416)      (25,232)     (11,866)      (8,079)       (58,445)
      Net transfers                              721,703     (580,340)    1,331,069     (621,969)     807,829        917,604
      Contract maintenance charge                 (3,986)      (5,927)       (4,631)      (3,329)      (2,293)        (3,176)
                                             -----------  -----------   -----------  -----------   ----------    -----------
   Increase (decrease) in net assets from
      capital transactions                      (903,061)  (1,855,761)     (329,997)  (2,012,003)      29,841       (848,265)
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in net assets                152,021   (1,626,189)    1,662,243   (1,827,692)     786,738       (443,985)
Net assets at beginning of period             13,848,855   14,699,391    13,592,602   10,920,489    7,843,631     12,385,587
                                             -----------  -----------   -----------  -----------   ----------    -----------
Net assets at end of period                  $14,000,876  $13,073,202   $15,254,845  $ 9,092,797   $8,630,369    $11,941,602
                                             ===========  ===========   ===========  ===========   ==========    ===========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                      4,611        5,862         4,363        4,815        3,115         19,447
   Units redeemed                               (118,345)     (89,799)      (81,095)    (119,543)     (91,812)      (152,454)
   Units transferred                              53,928      (45,754)       57,080      (44,528)      77,877         70,556
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding         (59,806)    (129,691)      (19,652)    (159,256)     (10,820)       (62,451)
Beginning units                                1,138,283      998,138       750,965      987,030      961,285      1,000,019
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                   1,078,477      868,447       731,313      827,774      950,465        937,568
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.52%:
   Units sold                                          0            0             0            0            0              0
   Units redeemed                                (18,655)      (6,217)       (9,765)     (15,374)      (5,024)       (13,766)
   Units transferred                               6,411          432        12,223          257       15,611          6,746
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding         (12,244)      (5,785)        2,458      (15,117)      10,587         (7,020)
Beginning units                                   46,181       71,562        33,208       61,532       38,988         56,104
                                             -----------  -----------   -----------  -----------   ----------    -----------

Ending units                                      33,937       65,777        35,666       46,415       49,575         49,084
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.65%:
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                                 Cash        Focus                      Moderate       Balanced    Conservative
                                              Management     Growth       Growth         Growth         Growth        Growth
                                              Portfolio    Portfolio     Strategy       Strategy       Strategy      Strategy
                                              (Class 1)    (Class 1)     (Class 2)     (Class 2)      (Class 2)      (Class 2)
                                             -----------  -----------  ------------  -------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   (42,565) $   (99,430) $ (1,718,722)  $ (2,359,613)  $   (803,459) $    265,839
   Net realized gains (losses)                     8,182      (63,530)    3,129,053      5,994,587      7,666,322     7,301,424
   Change in net unrealized appreciation
      (depreciation) of investments               25,088     (180,007)    5,773,282      8,679,849      4,877,618        10,401
                                             -----------  -----------  ------------   ------------   ------------  ------------
   Increase (decrease) in net assets from
      operations                                  (9,295)    (342,967)    7,183,613     12,314,823     11,740,481     7,577,664
                                             -----------  -----------  ------------   ------------   ------------  ------------
From capital transactions:
      Net proceeds from units sold               278,400       35,001     7,217,591     16,617,169     12,474,457     7,304,683
      Cost of units redeemed                  (1,467,473)    (714,158)  (13,172,249)   (18,301,318)   (21,004,732)  (18,693,308)
      Annuity benefit payments                    (4,325)      (8,629)            0              0              0             0
      Net transfers                            2,245,335     (529,356)   (5,616,615)    (5,639,077)    (3,426,925)    3,020,258
      Contract maintenance charge                 (1,161)      (3,144)      (61,704)       (84,074)       (64,633)      (41,292)
                                             -----------  -----------  ------------   ------------   ------------  ------------
   Increase (decrease) in net assets from
      capital transactions                     1,050,776   (1,220,286)  (11,632,977)    (7,407,300)   (12,021,833)   (8,409,659)
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in net assets              1,041,481   (1,563,253)   (4,449,364)     4,907,523       (281,352)     (831,995)
Net assets at beginning of period              3,235,873    7,873,424   157,034,208    292,196,592    268,615,260   192,367,449
                                             -----------  -----------  ------------   ------------   ------------  ------------
Net assets at end of period                  $ 4,277,354  $ 6,310,171  $152,584,844   $297,104,115   $268,333,908  $191,535,454
                                             ===========  ===========  ============   ============   ============  ============
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                     26,172        5,030        23,443         84,737         76,340        57,584
   Units redeemed                               (134,669)    (104,240)     (234,686)      (440,246)      (597,286)     (547,660)
   Units transferred                             210,466      (57,802)      (20,871)         3,847       (248,247)       75,375
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding         101,969     (157,012)     (232,114)      (351,662)      (769,193)     (414,701)
Beginning units                                  297,445    1,050,831     3,060,846      6,129,318      6,710,604     4,669,333
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                     399,414      893,819     2,828,732      5,777,656      5,941,411     4,254,632
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.52%:
   Units sold                                          0            0            --             --             --            --
   Units redeemed                                 (3,774)        (253)           --             --             --            --
   Units transferred                                 366      (19,875)           --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          (3,408)     (20,128)           --             --             --            --
Beginning units                                    5,776       50,226            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------

Ending units                                       2,368       30,098            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.55% (1):
   Units sold                                         --           --       277,034        567,066        488,018       261,244
   Units redeemed                                     --           --       (17,467)       (42,095)       (41,595)      (46,630)
   Units transferred                                  --           --        15,078         72,679         97,745        (5,691)
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --       274,645        597,650        544,168       208,923
Beginning units                                       --           --       644,613      1,028,643        910,818       620,786
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --       919,258      1,626,293      1,454,986       829,709
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.55% (2):
   Units sold                                         --           --            --             --             --            --
   Units redeemed                                     --           --            --             --             --            --
   Units transferred                                  --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --            --             --             --            --
Beginning units                                       --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.65%:
   Units sold                                         --           --        35,580         90,164         63,577        29,331
   Units redeemed                                     --           --      (605,701)      (702,643)      (749,233)     (652,297)
   Units transferred                                  --           --      (313,726)      (511,154)      (115,084)      163,141
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --      (883,847)    (1,123,633)      (800,740)     (459,825)
Beginning units                                       --           --     6,534,800     11,913,631     10,462,140     7,727,403
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --     5,650,953     10,789,998      9,661,400     7,267,578
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.70% (1):
   Units sold                                         --           --       108,827        256,153        155,342        85,299
   Units redeemed                                     --           --        (3,101)       (15,637)       (29,151)      (19,519)
   Units transferred                                  --           --         6,497         53,807         25,435        (5,462)
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --       112,223        294,323        151,626        60,318
Beginning units                                       --           --        64,344        326,866        407,584       300,618
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --       176,567        621,189        559,210       360,936
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.70% (3):
   Units sold                                         --           --            --             --             --            --
   Units redeemed                                     --           --            --             --             --            --
   Units transferred                                  --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --            --             --             --            --
Beginning units                                       --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============
Contracts With Total Expenses of 1.80%:
   Units sold                                         --           --            --             --             --            --
   Units redeemed                                     --           --            --             --             --            --
   Units transferred                                  --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --            --             --             --            --
Beginning units                                       --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.95% (1):
   Units sold                                         --           --        27,668        106,714         64,113        69,562
   Units redeemed                                     --           --        (5,862)       (17,805)       (11,741)      (22,615)
   Units transferred                                  --           --       (66,492)         3,389         13,534       (24,267)
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --       (44,686)        92,298         65,906        22,680
Beginning units                                       --           --       304,735        566,832        276,721       283,856
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --       260,049        659,130        342,627       306,536
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.95% (3):
   Units sold                                         --           --            --             --             --            --
   Units redeemed                                     --           --            --             --             --            --
   Units transferred                                  --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --            --             --             --            --
Beginning units                                       --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                              Large Cap    Large Cap     Large Cap     Mid Cap       Mid Cap
                                                Growth     Composite       Value        Growth        Value      Small Cap
                                              Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                              (Class 2)    (Class 2)     (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                             -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $(1,189,783) $  (415,333) $   (911,477) $(1,140,363) $ (1,291,712) $  (993,278)
   Net realized gains (losses)                   740,743      383,835     1,757,798    2,780,473     6,478,375    1,498,157
   Change in net unrealized appreciation
      (depreciation) of investments            2,884,969    1,016,644     6,021,448   (1,045,181)    8,032,323     (947,649)
                                             -----------  -----------  ------------  -----------  ------------  -----------
   Increase (decrease) in net assets from
      operations                               2,435,929      985,146     6,867,769      594,929    13,218,986     (442,770)
                                             -----------  -----------  ------------  -----------  ------------  -----------
From capital transactions:
      Net proceeds from units sold             4,897,126    2,023,584     6,310,434    6,007,798     6,736,285    6,557,101
      Cost of units redeemed                  (5,657,426)  (2,760,345)   (6,539,960)  (4,793,602)   (7,631,556)  (4,301,538)
      Annuity benefit payments                         0            0             0            0             0            0
      Net transfers                            1,640,345      585,335     9,388,829     (379,069)   15,665,645     (555,116)
      Contract maintenance charge                (16,024)      (7,183)      (17,490)     (15,473)      (20,158)     (14,030)
                                             -----------  -----------  ------------  -----------  ------------  -----------
   Increase (decrease) in net assets from
      capital transactions                       864,021     (158,609)    9,141,813      819,654    14,750,216    1,686,417
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets              3,299,950      826,537    16,009,582    1,414,583    27,969,202    1,243,647
Net assets at beginning of period             72,131,748   27,564,090    91,234,932   70,053,839    82,845,283   61,539,737
                                             -----------  -----------  ------------  -----------  ------------  -----------
Net assets at end of period                  $75,431,698  $28,390,627  $107,244,514  $71,468,422  $110,814,485  $62,783,384
                                             ===========  ===========  ============  ===========  ============  ===========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                     41,437       10,122        27,989       23,174        24,729       31,258
   Units redeemed                               (201,414)    (110,386)     (157,780)     (91,906)     (134,620)    (128,498)
   Units transferred                             (27,953)     (39,080)      163,355      (49,252)      342,343      (28,874)
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        (187,930)    (139,344)       33,564     (117,984)      232,452     (126,114)
Beginning units                                2,506,282    1,127,043     2,247,061    1,390,558     1,362,730    1,731,813
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                   2,318,352      987,699     2,280,625    1,272,574     1,595,182    1,605,699
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.52%:
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                    347,097      150,404       338,141      264,100       232,050      373,415
   Units redeemed                                (29,421)      (4,788)      (26,406)     (12,994)      (11,851)     (21,466)
   Units transferred                             138,526       17,364       193,484       84,519        88,020       82,370
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding         456,202      162,980       505,219      335,625       308,219      434,319
Beginning units                                  411,518      127,075       424,460      246,667       206,069      285,099
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                     867,720      290,055       929,679      582,292       514,288      719,418
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.65%:
   Units sold                                     32,853       25,680        45,751       23,624        22,707       34,979
   Units redeemed                               (440,103)    (188,818)     (341,895)    (225,122)     (249,606)    (244,581)
   Units transferred                              (1,619)      80,937       338,906     (118,542)      364,728     (128,199)
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        (408,869)     (82,201)       42,762     (320,040)      137,829     (337,801)
Beginning units                                5,798,700    1,811,476     5,011,546    3,297,418     3,128,628    3,702,649
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                   5,389,831    1,729,275     5,054,308    2,977,378     3,266,457    3,364,848
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                    126,877       23,059        87,269       86,609        73,920      143,168
   Units redeemed                                 (7,492)      (2,175)       (6,668)      (4,848)       (4,728)      (6,253)
   Units transferred                              78,431        2,320        73,420       27,199        31,344       34,105
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding         197,816       23,204       154,021      108,960       100,536      171,020
Beginning units                                  139,820       39,188       108,706      102,220        70,357      126,171
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                     337,636       62,392       262,727      211,180       170,893      297,191
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                     40,639       11,531        30,004       25,311        25,755       33,747
   Units redeemed                                 (5,077)        (138)       (3,110)      (3,023)       (2,287)      (4,488)
   Units transferred                              11,621       (3,387)        7,883       (7,817)       40,111      (26,134)
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding          47,183        8,006        34,777       14,471        63,579        3,125
Beginning units                                  101,828       39,152        99,957       87,902        81,425      112,078
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                     149,011       47,158       134,734      102,373       145,004      115,203
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                          International   Diversified      Cash          Focus     Focus Growth     Focus
                                             Equity      Fixed Income   Management      Growth      and Income      Value
                                            Portfolio      Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
                                            (Class 2)      (Class 2)     (Class 2)     (Class 2)     (Class 2)    (Class 2)
                                          -------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)            $  (305,412)  $  1,748,745  $   (748,206) $(1,036,507)  $  (744,751)  $  (500,132)
   Net realized gains (losses)               1,173,804      1,240,710        10,753    1,149,544     1,353,493     4,776,308
   Change in net unrealized appreciation
      (depreciation) of investments          5,173,403        582,201       412,142   (3,484,608)     (472,440)      957,454
                                           -----------   ------------  ------------  -----------   -----------   -----------
   Increase (decrease) in net assets
      from operations                        6,041,795      3,571,656      (325,311)  (3,371,571)      136,302     5,233,630
                                           -----------   ------------  ------------  -----------   -----------   -----------

From capital transactions:
      Net proceeds from units sold           6,296,061      7,135,923     9,598,944    5,725,612     3,173,550     5,834,878
      Cost of units redeemed                (4,003,696)   (11,965,158)  (10,388,177)  (4,435,576)   (3,158,128)   (3,972,673)
      Annuity benefit payments                       0              0             0            0             0             0
      Net transfers                         17,528,550     (4,114,037)    6,480,791       88,463    (3,102,239)    9,047,287
      Contract maintenance charge              (10,978)       (22,264)       (8,778)     (22,592)      (11,525)      (13,184)
                                           -----------   ------------  ------------  -----------   -----------   -----------
   Increase (decrease) in net assets
      from capital transactions             19,809,937     (8,965,536)    5,682,780    1,355,907    (3,098,342)   10,896,308
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in net assets           25,851,732     (5,393,880)    5,357,469   (2,015,664)   (2,962,040)   16,129,938
Net assets at beginning of period           59,260,099    129,845,199    49,137,559   66,439,046    49,667,898    47,700,345
                                           -----------   ------------  ------------  -----------   -----------   -----------
Net assets at end of period                $85,111,831   $124,451,319  $ 54,495,028  $64,423,382   $46,705,858   $63,830,283
                                           ===========   ============  ============  ===========   ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                   47,250         36,836        47,460       70,093        41,235        34,139
   Units redeemed                             (139,101)      (404,626)     (391,930)    (203,155)     (115,620)     (120,569)
   Units transferred                           466,715        (50,443)     (175,256)    (124,577)      (66,232)      130,960
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding       374,864       (418,233)     (519,726)    (257,639)     (140,617)       44,530
Beginning units                              2,550,023      3,681,335     2,075,670    3,351,278     1,792,332     1,632,981
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                 2,924,887      3,263,102     1,555,944    3,093,639     1,651,715     1,677,511
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of 1.52%:
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.55% (1):
   Units sold                                  477,408        324,356       583,685      442,857       203,953       216,192
   Units redeemed                              (35,977)       (48,909)      (38,146)     (20,429)      (11,652)      (13,603)
   Units transferred                           361,542        188,194       (82,728)      24,909         1,097        61,252
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding       802,973        463,641       462,811      447,337       193,398       263,841
Beginning units                                568,336        613,423       214,224      394,736       288,051       178,808
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                 1,371,309      1,077,064       677,035      842,073       481,449       442,649
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.55% (2):
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of 1.65%:
   Units sold                                   51,959         24,250        64,503       40,083        40,587        25,659
   Units redeemed                             (302,940)      (550,099)     (469,993)    (408,470)     (226,484)     (158,458)
   Units transferred                         1,105,200       (673,051)      596,409       70,710      (330,294)      358,980
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding       854,219     (1,198,900)      190,919     (297,677)     (516,191)      226,181
Beginning units                              4,289,296      6,560,826     2,195,684    5,295,017     3,398,662     1,866,772
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                 5,143,515      5,361,926     2,386,603    4,997,340     2,882,471     2,092,953
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.70% (1):
   Units sold                                  149,840        177,708       211,314      206,382        60,595       122,040
   Units redeemed                               (6,607)        (6,843)      (30,248)     (10,834)       (5,306)       (6,033)
   Units transferred                           109,061        141,585        70,557       53,561        34,772        71,022
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding       252,294        312,450       251,623      249,109        90,061       187,029
Beginning units                                110,449        155,162        67,028      185,821       104,591       113,299
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                   362,743        467,612       318,651      434,930       194,652       300,328
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.70% (3):
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts With Total Expenses of 1.80%:
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.95% (1):
   Units sold                                   39,708         51,619         1,109       68,998         8,271        53,654
   Units redeemed                               (1,874)        (6,038)      (53,476)      (6,666)       (3,825)       (3,992)
   Units transferred                            22,394         50,538       206,411      (25,939)       (9,393)       59,730
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding        60,228         96,119       154,044       36,393        (4,947)      109,392
Beginning units                                 95,197        191,971        95,446      134,662        84,532       107,110
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                   155,425        288,090       249,490      171,055        79,585       216,502
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.95% (3):
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                             Focus                    Moderate     Balanced   Conservative   Large Cap
                                            TechNet       Growth       Growth       Growth       Growth        Growth
                                           Portfolio     Strategy     Strategy     Strategy     Strategy     Portfolio
                                           (Class 2)    (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                          -----------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $  (414,992) $  (272,585) $  (409,847) $  (106,586) $   122,033   $  (250,341)
   Net realized gains (losses)              1,758,054    1,301,336    1,330,389    2,780,190    2,460,883        80,371
   Change in net unrealized appreciation
      (depreciation) of investments        (3,224,469)      45,956    1,309,527     (578,567)  (1,259,056)      609,733
                                          -----------  -----------  -----------  -----------  -----------   -----------
   Increase (decrease) in net assets
      from operations                      (1,881,407)   1,074,707    2,230,069    2,095,037    1,323,860       439,763
                                          -----------  -----------  -----------  -----------  -----------   -----------

From capital transactions:
      Net proceeds from units sold          1,431,582   23,391,278   46,003,967   43,494,405   25,169,063    12,146,403
      Cost of units redeemed               (1,981,549)    (627,857)  (2,066,744)  (3,540,556)  (2,797,299)     (664,664)
      Annuity benefit payments                      0            0            0            0            0             0
      Net transfers                            81,507    2,834,272   10,797,692   11,297,549    4,576,357     5,454,400
      Contract maintenance charge             (10,024)      (3,886)      (7,488)      (4,718)      (2,154)       (1,755)
                                          -----------  -----------  -----------  -----------  -----------   -----------
   Increase (decrease) in net assets
      from capital transactions              (478,484)  25,593,807   54,727,427   51,246,680   26,945,967    16,934,384
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in net assets          (2,359,891)  26,668,514   56,957,496   53,341,717   28,269,827    17,374,147
Net assets at beginning of period          28,955,179   10,671,640   25,167,840   23,311,741   16,435,218     7,147,072
                                          -----------  -----------  -----------  -----------  -----------   -----------
Net assets at end of period               $26,595,288  $37,340,154  $82,125,336  $76,653,458  $44,705,045   $24,521,219
                                          ===========  ===========  ===========  ===========  ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                  66,514      814,489    1,587,747    1,419,331      822,788       827,574
   Units redeemed                            (223,833)     (25,944)     (76,351)     (57,277)     (68,461)      (33,271)
   Units transferred                          205,973      153,755      468,604      448,744      180,331       379,997
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding       48,654      942,300    1,980,000    1,810,798      934,658     1,174,300
Beginning units                             2,737,043      285,421      828,761      462,446      419,883       400,808
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                2,785,697    1,227,721    2,808,761    2,273,244    1,354,541     1,575,108
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of 1.52%:
   Units sold                                      --           --           --           --           --            --
   Units redeemed                                  --           --           --           --           --            --
   Units transferred                               --           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --           --            --
Beginning units                                    --           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --           --           --           --           --            --
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.55% (1):
   Units sold                                 149,293           --           --           --           --            --
   Units redeemed                             (23,643)          --           --           --           --            --
   Units transferred                           54,313           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      179,963           --           --           --           --            --
Beginning units                               211,211           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  391,174           --           --           --           --            --
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.55% (2):
   Units sold                                      --      224,679      342,628      449,030      330,291       165,248
   Units redeemed                                  --       (1,774)     (11,664)     (45,125)     (38,880)      (21,234)
   Units transferred                               --      (13,206)      37,993       (8,284)      43,644        92,650
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --      209,699      368,957      395,621      335,055       236,664
Beginning units                                    --       26,908       64,203      139,718      243,545        54,280
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --      236,607      433,160      535,339      578,600       290,944
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of 1.65%:
   Units sold                                  20,261      386,380      905,364      795,793      420,374       308,893
   Units redeemed                            (179,323)     (10,064)     (37,544)     (42,547)     (30,678)      (12,246)
   Units transferred                         (294,282)      34,291      222,731      324,126       68,462       186,438
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding     (453,344)     410,607    1,090,551    1,077,372      458,158       483,085
Beginning units                             3,053,213      371,858      753,081      585,637      374,265       358,172
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                2,599,869      782,465    1,843,632    1,663,009      832,423       841,257
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.70% (1):
   Units sold                                  73,394           --           --           --           --            --
   Units redeemed                              (8,855)          --           --           --           --            --
   Units transferred                         (106,331)          --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      (41,792)          --           --           --           --            --
Beginning units                               312,069           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  270,277           --           --           --           --            --
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.70% (3):
   Units sold                                      --        6,109       66,434       37,292       38,315        64,216
   Units redeemed                                  --       (2,172)      (3,983)      (3,081)      (2,300)       (8,653)
   Units transferred                               --       (1,335)       6,178       18,788       (9,560)        8,794
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --        2,602       68,629       52,999       26,455        64,357
Beginning units                                    --       15,088       49,103      110,509       49,794        46,611
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --       17,690      117,732      163,508       76,249       110,968
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts With Total Expenses of 1.80%:
   Units sold                                      --       90,319      163,580      195,546      114,852        86,629
   Units redeemed                                  --         (280)      (6,353)     (11,934)     (26,126)         (113)
   Units transferred                               --       14,379      (14,124)       7,956       25,364        (7,826)
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --      104,418      143,103      191,568      114,090        78,690
Beginning units                                    --            0            0            0            0             0
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --      104,418      143,103      191,568      114,090        78,690
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.95% (1):
   Units sold                                  19,530           --           --           --           --            --
   Units redeemed                              (4,001)          --           --           --           --            --
   Units transferred                          (22,655)          --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding       (7,126)          --           --           --           --            --
Beginning units                               127,591           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  120,465           --           --           --           --            --
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.95% (3):
   Units sold                                      --       12,072       10,901       82,757       19,695        19,614
   Units redeemed                                  --          (13)        (203)     (81,401)     (22,776)       (4,115)
   Units transferred                               --        1,636       (5,585)     (28,716)       7,646           237
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --       13,695        5,113      (27,360)       4,565        15,736
Beginning units                                    --       21,268       21,756      335,914       71,795        26,070
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --       34,963       26,869      308,554       76,360        41,806
                                          ===========  ===========  ===========  ===========  ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                           Large Cap   Large Cap     Mid Cap      Mid Cap                 International
                                           Composite     Value        Growth       Value      Small Cap       Equity
                                           Portfolio   Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                           (Class 3)   (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                          ----------  -----------  -----------  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $  (83,196) $  (159,262) $  (254,549) $  (242,517) $  (240,954)  $   (52,521)
   Net realized gains (losses)                34,949       94,490       43,583      616,504        5,473        85,845
   Change in net unrealized appreciation
      (depreciation) of investments          215,145    1,052,924       48,451    1,583,662      (94,075)    1,246,051
                                          ----------  -----------  -----------  -----------  -----------   -----------
   Increase (decrease) in net assets
      from operations                        166,898      988,152     (162,515)   1,957,649     (329,556)    1,279,375
                                          ----------  -----------  -----------  -----------  -----------   -----------

From capital transactions:
      Net proceeds from units sold         3,606,876   14,711,879   13,361,405   15,666,910   13,278,724    11,736,322
      Cost of units redeemed                (191,235)    (681,618)    (728,343)    (886,255)    (620,314)     (800,932)
      Annuity benefit payments                     0            0            0            0            0             0
      Net transfers                        1,163,058    5,948,600    4,096,931    5,544,789    4,040,800     5,783,713
      Contract maintenance charge               (610)      (1,412)      (1,966)      (1,829)      (2,062)       (1,488)
                                          ----------  -----------  -----------  -----------  -----------   -----------
   Increase (decrease) in net assets
      from capital transactions            4,578,089   19,977,449   16,728,027   20,323,615   16,697,148    16,717,615
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in net assets          4,744,987   20,965,601   16,565,512   22,281,264   16,367,592    17,996,990
Net assets at beginning of period          2,612,628    7,114,625    7,442,389    6,773,706    7,010,238     5,629,172
                                          ----------  -----------  -----------  -----------  -----------   -----------
Net assets at end of period               $7,357,615  $28,080,226  $24,007,901  $29,054,970  $23,377,830   $23,626,162
                                          ==========  ===========  ===========  ===========  ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                221,332      691,499      531,498      463,141      740,442       870,047
   Units redeemed                             (8,084)     (23,095)     (21,276)     (16,992)     (23,201)      (40,874)
   Units transferred                          78,921      218,947      148,738      130,097      202,872       316,431
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding     292,169      887,351      658,960      576,246      920,113     1,145,604
Beginning units                              158,128      252,748      237,496      184,956      330,267       347,046
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                 450,297    1,140,099      896,456      761,202    1,250,380     1,492,650
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of 1.52%:
   Units sold                                     --           --           --           --           --            --
   Units redeemed                                 --           --           --           --           --            --
   Units transferred                              --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding          --           --           --           --           --            --
Beginning units                                   --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                      --           --           --           --           --            --
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.55% (1):
   Units sold                                     --           --           --           --           --            --
   Units redeemed                                 --           --           --           --           --            --
   Units transferred                              --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding          --           --           --           --           --            --
Beginning units                                   --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                      --           --           --           --           --            --
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.55% (2):
   Units sold                                 43,480      139,118      111,571       98,763      139,992       131,928
   Units redeemed                             (1,826)     (12,410)      (8,384)     (10,067)     (13,462)      (20,518)
   Units transferred                           6,233      117,851       48,524       52,988       65,240       169,618
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      47,887      244,559      151,711      141,684      191,770       281,028
Beginning units                               30,328       40,668       34,881       34,190       40,655        48,382
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  78,215      285,227      186,592      175,874      232,425       329,410
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of 1.65%:
   Units sold                                110,674      250,210      212,454      193,864      259,938       275,400
   Units redeemed                             (2,084)     (10,777)     (13,414)     (12,410)     (11,193)      (24,574)
   Units transferred                          35,226      141,370       98,065      106,724      115,066       181,735
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding     143,816      380,803      297,105      288,178      363,811       432,561
Beginning units                               77,875      259,273      225,936      146,795      253,156       271,956
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                 221,691      640,076      523,041      434,973      616,967       704,517
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.70% (1):
   Units sold                                     --           --           --           --           --            --
   Units redeemed                                 --           --           --           --           --            --
   Units transferred                              --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding          --           --           --           --           --            --
Beginning units                                   --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                      --           --           --           --           --            --
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.70% (3):
   Units sold                                  3,527       45,669       34,679       29,054       44,622        11,271
   Units redeemed                             (7,159)      (6,383)      (4,996)      (4,784)      (7,213)       (6,010)
   Units transferred                          (1,452)      (3,632)        (490)       4,702        7,530        18,889
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      (5,084)      35,654       29,193       28,972       44,939        24,150
Beginning units                               22,160       40,261       32,953       22,044       37,989        41,858
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  17,076       75,915       62,146       51,016       82,928        66,008
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts With Total Expenses of 1.80%:
   Units sold                                  8,287       72,477       51,535       48,794       76,033       138,012
   Units redeemed                                 (6)        (130)        (143)         (60)        (190)         (392)
   Units transferred                           8,650        5,241       (7,521)          20       (9,801)      (13,556)
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      16,931       77,588       43,871       48,754       66,042       124,064
Beginning units                                    0            0            0            0            0             0
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  16,931       77,588       43,871       48,754       66,042       124,064
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.95% (1):
   Units sold                                     --           --           --           --           --            --
   Units redeemed                                 --           --           --           --           --            --
   Units transferred                              --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding          --           --           --           --           --            --
Beginning units                                   --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                      --           --           --           --           --            --
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.95% (3):
   Units sold                                 14,994       20,681        5,509        9,666        5,929        13,792
   Units redeemed                             (1,826)      (3,090)      (2,941)      (2,465)      (3,237)       (2,337)
   Units transferred                             316        6,076       (1,426)       3,127        1,506        21,561
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      13,484       23,667        1,142       10,328        4,198        33,016
Beginning units                                8,963       23,298       12,457       10,198       15,575        13,618
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  22,447       46,965       13,599       20,526       19,773        46,634
                                          ==========  ===========  ===========  ===========  ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                              Diversified      Cash        Focus     Focus Growth     Focus        Focus
                                             Fixed Income   Management     Growth     and Income      Value       TechNet
                                               Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                                               (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                             ------------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   342,143   $  (164,891) $  (242,849) $  (256,348)  $  (119,620) $  (127,630)
   Net realized gains (losses)                   (46,913)       38,478      (76,073)      30,991       929,604        1,386
   Change in net unrealized appreciation
      (depreciation) of investments              146,428        61,747     (238,688)     394,867       438,250     (343,325)
                                             -----------   -----------  -----------  -----------   -----------  -----------
   Increase (decrease) in net assets
      from operations                            441,658       (64,666)    (557,610)     169,510     1,248,234     (469,569)
                                             -----------   -----------  -----------  -----------   -----------  -----------
From capital transactions:
      Net proceeds from units sold            13,763,318    15,682,696   12,464,075   10,752,035    10,686,979    5,699,655
      Cost of units redeemed                  (2,157,654)   (1,478,312)    (620,906)    (860,157)     (619,613)    (227,726)
      Annuity benefit payments                         0             0            0            0             0            0
      Net transfers                            9,898,544    (8,485,722)   1,408,480    2,810,296     3,780,109    1,682,204
      Contract maintenance charge                   (943)         (407)      (4,005)      (2,688)       (1,787)      (2,898)
                                             -----------   -----------  -----------  -----------   -----------  -----------
   Increase (decrease) in net assets from
      capital transactions                    21,503,265     5,718,255   13,247,644   12,699,486    13,845,688    7,151,235
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in net assets             21,944,923     5,653,589   12,690,034   12,868,996    15,093,922    6,681,666
Net assets at beginning of period              9,739,997     6,541,352    8,510,091    9,056,300     5,497,137    4,580,878
                                             -----------   -----------  -----------  -----------   -----------  -----------
Net assets at end of period                  $31,684,920   $12,194,941  $21,200,125  $21,925,296   $20,591,059  $11,262,544
                                             ===========   ===========  ===========  ===========   ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                    464,643       930,487    1,137,932      636,976       429,561      807,251
   Units redeemed                                (45,819)      (31,318)     (37,766)     (25,043)      (15,810)     (19,524)
   Units transferred                             444,991      (669,819)      75,275      204,965       147,784      304,211
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         863,815       229,350    1,175,441      816,898       561,535    1,091,938
Beginning units                                  323,059       338,224      638,434      391,752       213,874      621,962
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                   1,186,874       567,574    1,813,875    1,208,650       775,409    1,713,900
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.52%:
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                    145,755       199,184      127,437      140,259       112,182      127,782
   Units redeemed                                (96,249)      (50,179)     (11,543)      (5,439)       (6,337)     (11,501)
   Units transferred                              59,088      (162,433)      28,718       41,319        59,834       37,437
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         108,594       (13,428)     144,612      176,139       165,679      153,718
Beginning units                                  254,913       152,762       67,762       82,642        47,852       65,021
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     363,507       139,334      212,374      258,781       213,531      218,739
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.65%:
   Units sold                                    146,349       270,135      450,738      335,758       227,505      283,695
   Units redeemed                                 (6,621)      (14,999)     (37,309)     (20,635)      (18,512)     (14,426)
   Units transferred                             138,455        52,126       85,444       40,896        55,281       28,834
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         278,183       307,262      498,873      356,019       264,274      298,103
Beginning units                                  188,746        88,229      447,673      405,658       170,927      293,811
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     466,929       395,491      946,546      761,677       435,201      591,914
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                    345,816        10,119       12,576        8,854        13,070        1,726
   Units redeemed                                (10,550)      (39,327)        (765)      (7,074)         (920)      (2,522)
   Units transferred                              99,572        16,099        2,637       (1,752)        6,256        3,737
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         434,838       (13,109)      14,448           28        18,406        2,941
Beginning units                                   21,821        28,054       19,641       99,425         8,971       47,523
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     456,659        14,945       34,089       99,453        27,377       50,464
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                     28,250        53,491       95,873       89,074        37,210       70,144
   Units redeemed                                (18,643)          (43)        (633)     (22,712)       (4,382)        (282)
   Units transferred                              60,493       (26,990)       3,407       16,900        26,037       (1,268)
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          70,100        26,458       98,647       83,262        58,865       68,594
Beginning units                                        0             0            0            0             0            0
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                      70,100        26,458       98,647       83,262        58,865       68,594
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                     44,965        22,665        5,077        5,925        10,920        2,957
   Units redeemed                                 (7,863)       (4,249)      (1,478)     (15,218)         (155)      (2,609)
   Units transferred                              34,509       (12,467)       1,396       11,954        (2,665)       2,815
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          71,611         5,949        4,995        2,661         8,100        3,163
Beginning units                                   57,105        10,798       24,012       44,389         8,150        9,849
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     128,716        16,747       29,007       47,050        16,250       13,012
                                             ===========   ===========  ===========  ===========   ===========  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                                             Allocation
                                               Allocation     Moderate       Allocation     Allocation     Strategic
                                                Moderate       Growth          Growth        Balanced     Fixed Income
                                               Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3) (4)  (Class 3) (4)  (Class 3) (4)  (Class 3) (4)  (Class 3) (4)
                                             -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)               $  (10,863)    $   (9,227)    $   (9,966)    $  (12,685)    $   (3,310)
   Net realized gains (losses)                    (3,209)        (1,471)       (22,931)        (2,965)          (238)
   Change in net unrealized appreciation
      (depreciation) of investments             (110,620)      (135,085)      (216,950)       (73,602)       (23,797)
                                              ----------     ----------     ----------     ----------     ----------
   Increase (decrease) in net assets
      from operations                           (124,692)      (145,783)      (249,847)       (89,252)       (27,345)
                                              ----------     ----------     ----------     ----------     ----------
From capital transactions:
      Net proceeds from units sold             8,388,332      5,677,175      6,181,673      3,918,543        812,149
      Cost of units redeemed                      (8,238)       (12,324)          (202)        (5,295)        (9,923)
      Annuity benefit payments                         0              0              0              0              0
      Net transfers                              526,296      1,739,759      1,662,388      4,155,270      1,845,195
      Contract maintenance charge                    (14)           (56)            (7)             0            (18)
                                              ----------     ----------     ----------     ----------     ----------
   Increase (decrease) in net assets from
      capital transactions                     8,906,376      7,404,554      7,843,852      8,068,518      2,647,403
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in net assets              8,781,684      7,258,771      7,594,005      7,979,266      2,620,058
Net assets at beginning of period                      0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Net assets at end of period                   $8,781,684     $7,258,771     $7,594,005     $7,979,266     $2,620,058
                                              ==========     ==========     ==========     ==========     ==========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                    268,182        252,300        214,441         33,755         12,507
   Units redeemed                                      0              0             (7)          (544)          (141)
   Units transferred                              11,983         47,210         30,781        386,848         34,639
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         280,165        299,510        245,215        420,059         47,005
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     280,165        299,510        245,215        420,059         47,005
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.52%:
   Units sold                                         --             --             --             --             --
   Units redeemed                                     --             --             --             --             --
   Units transferred                                  --             --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding              --             --             --             --             --
Beginning units                                       --             --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                          --             --             --             --             --
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.55% (1):
   Units sold                                     92,194        103,014        100,582        119,488          2,509
   Units redeemed                                     (5)            (7)             0              0            (54)
   Units transferred                              20,095         23,655         48,762              0         17,726
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         112,284        126,662        149,344        119,488         20,181
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     112,284        126,662        149,344        119,488         20,181
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.55% (2):
   Units sold                                    149,474        123,651        136,185        147,909         33,041
   Units redeemed                                    (31)             0              0              0            (82)
   Units transferred                             (28,004)        25,098         57,896            491         17,815
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         121,439        148,749        194,081        148,400         50,774
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     121,439        148,749        194,081        148,400         50,774
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.65%:
   Units sold                                    111,289         13,734         13,101            597              0
   Units redeemed                                      0             (4)           (13)             0             (2)
   Units transferred                              26,514          5,346         24,035             24         70,285
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         137,803         19,076         37,123            621         70,283
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     137,803         19,076         37,123            621         70,283
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.70% (1):
   Units sold                                    193,185         35,863        115,646         28,843            246
   Units redeemed                                    (28)           (47)            (1)             0           (119)
   Units transferred                               1,015         44,294          1,093          9,059          2,379
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         194,172         80,110        116,738         37,902          2,506
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     194,172         80,110        116,738         37,902          2,506
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.70% (3):
   Units sold                                     18,213         23,657              0            506         31,630
   Units redeemed                                      0            (38)             0              0            (39)
   Units transferred                                  59             90             25             24            274
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding          18,272         23,709             25            530         31,865
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                      18,272         23,709             25            530         31,865
                                              ==========     ==========     ==========     ==========     ==========
Contracts With Total Expenses of 1.80%:
   Units sold                                     21,760         26,187         16,224          5,585             25
   Units redeemed                                      0              0              0              0              0
   Units transferred                               8,167          5,116          3,504          2,162         12,636
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding          29,927         31,303         19,728          7,747         12,661
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                      29,927         31,303         19,728          7,747         12,661
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.95% (1):
   Units sold                                         25            806         27,765             25            295
   Units redeemed                                      0              0              0              0              0
   Units transferred                               2,924          7,695          3,272         20,179         19,968
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding           2,949          8,501         31,037         20,204         20,263
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                       2,949          8,501         31,037         20,204         20,263
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.95% (3):
   Units sold                                          0              0              0         63,712          2,713
   Units redeemed                                   (776)        (1,162)             0              0           (589)
   Units transferred                              10,231         16,934             21             21         13,423
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding           9,455         15,772             21         63,733         15,547
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                       9,455         15,772             21         63,733         15,547
                                              ==========     ==========     ==========     ==========     ==========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

(4)  For the period from February 14, 2005 (inception) to April 30, 2005.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company, (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Seasons, Seasons Select, Seasons Select II, Seasons Advisor, Seasons Triple Elite and Seasons Advisor II.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of 41 variable portfolios and 12 variable strategies of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: four Class 1, four Class 2 and four Class 3 multi-managed variable investment strategies (the "Strategies"), nine Class 1, nine Class 2 and fourteen Class 3 variable portfolios (the "Select Portfolios"), and one Class 1, four Class 2 and four Class 3 focused portfolios (the "Focused Portfolios"), each with a distinct investment objective. The Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. Each of the Select Portfolios and the Focused Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment activities. The contract holder may elect to have payments allocated to any of seven guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The products offer investments in different classes of shares of the portfolios of the Trust. The primary difference between the classes is Class 2 and Class 3 shares are subject to 12b-1 fees of 0.15% and 0.25%, respectively, of each classes' average daily net assets, while Class 1 shares are not subject to 12b-1 fees. The financial statements include balances allocated by the participant to the Strategies, Select Portfolios and Focused Portfolios and do not include balances allocated to the General Account.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

     At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

     Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

     WITHDRAWAL CHARGE: In the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of either 7% or 9% (applicable to contracts with the Seasons Rewards) of any amount withdrawn that exceeds the free withdrawal amount. Withdrawal charges are recorded as redemptions in the accompanying Statement of Charges in Net Assets.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $35 ($30 in North Dakota) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal.

     MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis. The total annual rate of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, depending on the benefit options elected for each product, is as follows:
     Seasons 1.25%, Seasons Select 1.25% or 1.37%, Seasons Select II 1.25%, 1.40%, 1.45% or 1.65%, Seasons Advisor 1.25% or 1.50%, Seasons Triple Elite 1.40%, 1.55% or 1.80% and Seasons Advisor II 1.40%, 1.55% or 1.80%. The
     mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

     DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not enough to cover the cost of distributing the contract, the Company will bear the loss.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS(continued)

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     INCOME PROTECTOR FEE: The optional Income Protector Program, offered with certain contracts, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base, deducted annually from the contract value, and is recorded as redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees and charges.

     SEASONS PROMISE FEE: The optional Seasons Promise Program offered in Seasons Select II and Seasons Triple Elite, provides a guaranteed minimum contract value at the end of an applicable waiting period. The fee ranges up to 0.65% of the contract value less purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     MARKET LOCK AND INCOME REWARDS FEE: The optional Market Lock and Income Rewards features, offered in Seasons Select II and Seasons Triple Elite, provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The annual fee for Market Lock is 0.65% and for Income Rewards is 0.65% in years 0-7 and 0.45% in years 8-10, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range up to 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS(continued)

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2006 consist of the following:

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
Multi-Managed Growth Portfolio (Class 1)                     $ 1,366,961     $14,165,850
Multi-Managed Moderate Growth Portfolio (Class 1)              2,786,458      15,011,126
Multi-Managed Income/Equity Portfolio (Class 1)                2,856,878      12,392,058
Multi-Managed Income Portfolio (Class 1)                       3,433,014      11,971,996
Asset Allocation: Diversified Growth Portfolio (Class 1)       4,429,876      27,025,798
Stock Portfolio (Class 1)                                      2,072,931      22,248,557
Large Cap Growth Portfolio (Class 1)                           1,234,163       4,644,092
Large Cap Composite Portfolio (Class 1)                          241,925       1,360,406
Large Cap Value Portfolio (Class 1)                            2,223,150       2,785,415
Mid Cap Growth Portfolio (Class 1)                             1,268,509       2,744,785
Mid Cap Value Portfolio (Class 1)                              3,451,087       3,543,143
Small Cap Portfolio (Class 1)                                  4,139,458       5,058,692
International Equity Portfolio (Class 1)                       2,992,181       1,477,358
Diversified Fixed Income Portfolio (Class 1)                   2,221,777       3,784,942
Cash Management Portfolio (Class 1)                            5,849,889       3,524,773
Focus Growth Portfolio (Class 1)                               1,437,942       1,223,681
Multi-Managed Growth Portfolio (Class 2)                       9,733,841      14,150,367
Multi-Managed Moderate Growth Portfolio (Class 2)             17,178,729      21,450,702
Multi-Managed Income/Equity Portfolio (Class 2)               16,461,613      22,310,200
Multi-Managed Income Portfolio (Class 2)                      14,814,575      25,272,971
Asset Allocation: Diversified Growth Portfolio (Class 2)      23,987,860      45,423,252
Stock Portfolio (Class 2)                                     15,716,233      36,010,393

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
Large Cap Growth Portfolio (Class 2)                         $20,241,954     $16,366,892
Large Cap Composite Portfolio (Class 2)                        4,406,694       5,091,173
Large Cap Value Portfolio (Class 2)                           15,640,667      19,647,052
Mid Cap Growth Portfolio (Class 2)                            21,882,092      15,807,981
Mid Cap Value Portfolio (Class 2)                             26,125,239      26,765,323
Small Cap Portfolio (Class 2)                                 24,001,745      19,824,816
International Equity Portfolio (Class 2)                      34,287,690      18,948,698
Diversified Fixed Income Portfolio (Class 2)                  20,049,175      34,524,151
Cash Management Portfolio (Class 2)                           48,532,955      64,807,889
Focus Growth Portfolio (Class 2)                               9,149,146      14,703,654
Focus Growth and Income Portfolio (Class 2)                    8,746,140      14,421,915
Focus Value Portfolio (Class 2)                               15,682,309      15,556,830
Focus TechNet Portfolio (Class 2)                             13,825,267      13,032,628
Multi-Managed Growth Portfolio (Class 3)                       9,395,020       1,956,388
Multi-Managed Moderate Growth Portfolio (Class 3)             17,942,892       5,400,174
Multi-Managed Income/Equity Portfolio (Class 3)               13,173,924       5,867,376
Multi-Managed Income Portfolio (Class 3)                       8,496,626       4,651,707
Asset Allocation: Diversified Growth Portfolio (Class 3)      21,495,069      10,526,316
Stock Portfolio (Class 3)                                     16,535,133       8,242,681
Large Cap Growth Portfolio (Class 3)                          13,048,379       3,912,804
Large Cap Composite Portfolio (Class 3)                        4,373,243       1,747,263
Large Cap Value Portfolio (Class 3)                           14,755,343       5,493,066
Mid Cap Growth Portfolio (Class 3)                            14,893,681       5,095,266
Mid Cap Value Portfolio (Class 3)                             19,562,625       6,843,973
Small Cap Portfolio (Class 3)                                 12,791,744       5,229,218
International Equity Portfolio (Class 3)                      18,640,205       6,689,723
Diversified Fixed Income Portfolio (Class 3)                  18,993,685      14,324,117
Cash Management Portfolio (Class 3)                           23,436,844      22,523,477
Focus Growth Portfolio (Class 3)                               8,908,468       3,820,116
Focus Growth and Income Portfolio (Class 3)                    8,660,800       6,250,654

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired        Shares Sold
-----------------                                          --------------   --------------
Focus Value Portfolio (Class 3)                             $ 10,681,026      $ 4,042,451
Focus TechNet Portfolio (Class 3)                              7,274,519        3,015,625
Allocation Moderate Portfolio (Class 3)                       91,376,998       28,961,229
Allocation Moderate Growth Portfolio (Class 3)               126,464,219       30,457,866
Allocation Growth Portfolio (Class 3)                         80,653,427       23,629,306
Allocation Balanced Portfolio (Class 3)                       59,245,781       27,460,470
Strategic Fixed Income Portfolio (Class 3)                    11,057,640        3,840,999

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2006, 2005, 2004, 2003 and 2002, follows:

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment
                       Lowest to       Net Assets       Lowest         Income     Total Return Lowest
Year      Units     Highest ($) (7)       ($)       to Highest (1)    Ratio (2)      to Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   -------------------
Growth Strategy (Class 1)
2006    4,675,056    17.97 to 18.12    84,712,002   1.40% to 1.52%      0.84%       15.10% to  15.24%
2005    6,154,039    15.61 to 15.73    96,764,870   1.40% to 1.52%      0.57%        4.96% to   5.09%
2004    7,772,716    14.87 to 14.96   116,291,111   1.40% to 1.52%      0.81%       17.04% to  17.18%
2003    8,388,728    12.71 to 12.77   107,107,897   1.40% to 1.52%      1.10%      -11.41% to -11.30%
2002   10,908,140    14.34 to 14.40   157,031,366   1.40% to 1.52%      3.18%      -15.71% to -15.61%

Moderate Growth Strategy (Class 1)
2006    5,436,102    17.38 to 17.52    95,240,911   1.40% to 1.52%      1.15%       13.06% to  13.19%
2005    6,839,418    15.37 to 15.48   105,864,120   1.40% to 1.52%      0.87%        4.45% to   4.58%
2004    8,455,950    14.71 to 14.80   125,160,639   1.40% to 1.52%      1.15%       14.75% to  14.89%
2003    9,209,776    12.82 to 12.88   118,653,181   1.40% to 1.52%      1.43%       -9.35% to  -9.24%
2002   11,717,719    14.15 to 14.20   166,340,750   1.40% to 1.52%      4.38%      -13.00% to -12.89%

Balanced Growth Strategy (Class 1)
2006    4,260,545    16.49 to 16.63    70,850,352   1.40% to 1.52%      1.70%        9.61% to   9.75%
2005    5,514,875    15.05 to 15.16    83,566,913   1.40% to 1.52%      1.36%        4.61% to   4.73%
2004    6,719,426    14.38 to 14.47    97,222,088   1.40% to 1.52%      1.53%       11.84% to  11.97%
2003    7,403,724    12.86 to 12.92    95,672,898   1.40% to 1.52%      1.77%       -5.99% to  -5.88%
2002    8,709,189    13.68 to 13.73   119,574,001   1.40% to 1.52%      6.57%       -8.48% to  -8.37%

Conservative Growth Strategy (Class 1)
2006    3,174,845    15.88 to 16.02    50,839,602   1.40% to 1.52%      2.25%        7.26% to   7.39%
2005    4,265,494    14.81 to 14.92    63,608,233   1.40% to 1.52%      1.81%        4.21% to   4.33%
2004    5,093,757    14.21 to 14.30    72,807,120   1.40% to 1.52%      1.98%        9.23% to   9.37%
2003    5,702,169    13.01 to 13.07    74,525,952   1.40% to 1.52%      2.08%       -2.90% to  -2.78%
2002    6,350,294    13.39 to 13.44    85,371,281   1.40% to 1.52%     10.18%       -5.01% to  -4.90%

Large Cap Growth Portfolio (Class 1)
2006    1,209,698     8.68 to  9.66    11,603,801   1.40% to 1.52%      0.33%       14.26% to  14.40%
2005    1,558,414     7.60 to  8.44    13,076,343   1.40% to 1.52%      0.00%        3.55% to   3.68%
2004    1,832,151     7.34 to  8.14    14,801,993   1.40% to 1.52%      0.00%       19.05% to  19.20%
2003    1,955,050     6.16 to  6.83    13,238,748   1.40% to 1.52%      0.00%      -14.15% to -14.04%
2002    2,480,659     7.18 to  7.95    19,546,687   1.40% to 1.52%      0.00%      -21.62% to -21.52%

Large Cap Composite Portfolio (Class 1)
2006      359,661     9.52 to 10.40     3,730,227   1.40% to 1.52%      0.70%       12.54% to  12.68%
2005      469,827     8.46 to  9.23     4,328,593   1.40% to 1.52%      0.22%        4.09% to   4.22%
2004      554,166     8.13 to  8.86     4,898,313   1.40% to 1.52%      0.19%       18.48% to  18.62%
2003      604,695     6.86 to  7.47     4,502,484   1.40% to 1.52%      0.34%      -15.98% to -15.88%
2002      694,260     8.16 to  8.88     6,145,402   1.40% to 1.52%      0.03%      -14.97% to -14.86%

Large Cap Value Portfolio (Class 1)
2006    1,069,572    13.88 to 14.57    15,556,159   1.40% to 1.52%      0.93%       15.44% to  15.58%
2005    1,112,414    12.02 to 12.60    14,000,876   1.40% to 1.52%      0.78%        7.48% to   7.61%
2004    1,184,464    11.18 to 11.71    13,848,855   1.40% to 1.52%      0.85%       23.56% to  23.71%
2003    1,223,417     9.05 to  9.47    11,563,105   1.40% to 1.52%      0.30%      -16.47% to -16.37%
2002    1,523,447    10.84 to 11.32    17,218,760   1.40% to 1.52%      0.54%       -8.53% to  -8.42%

Mid Cap Growth Portfolio (Class 1)
2006      826,124    16.77 to 18.35    15,069,917   1.40% to 1.52%      0.00%       30.19% to  30.35%
2005      934,224    12.88 to 14.08    13,073,202   1.40% to 1.52%      0.00%        1.75% to   1.87%
2004    1,069,700    12.66 to 13.82    14,699,391   1.40% to 1.52%      0.00%       34.27% to  34.43%
2003    1,117,955     9.43 to 10.28    11,426,013   1.40% to 1.52%      0.00%      -15.93% to -15.83%
2002    1,472,485    11.21 to 12.21    17,888,985   1.40% to 1.52%      0.00%      -10.98% to -10.87%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment
                       Lowest to       Net Assets       Lowest         Income     Total Return Lowest
Year      Units     Highest ($) (7)       ($)       to Highest (1)    Ratio (2)      to Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   -------------------
Mid Cap Value Portfolio (Class 1)
2006      724,987   23.37 to 23.87     17,291,562   1.40% to 1.52%      0.61%       19.76% to  19.91%
2005      766,979   19.51 to 19.91     15,254,845   1.40% to 1.52%      0.42%       14.62% to  14.76%
2004      784,173   17.02 to 17.35     13,592,602   1.40% to 1.52%      0.71%       31.22% to  31.38%
2003      834,622   12.97 to 13.20     11,011,900   1.40% to 1.52%      0.20%      -15.80% to -15.69%
2002    1,101,922   15.41 to 15.66     17,237,519   1.40% to 1.52%      0.70%       10.07% to  10.20%

Small Cap Portfolio (Class 1)
2006      815,332   12.42 to 12.99     10,567,275   1.40% to 1.52%      0.00%       24.42% to  24.57%
2005      874,189    9.98 to 10.42      9,092,797   1.40% to 1.52%      0.00%       -0.27% to  -0.14%
2004    1,048,562   10.01 to 10.44     10,920,489   1.40% to 1.52%      0.00%       28.41% to  28.57%
2003    1,068,628    7.80 to  8.12      8,656,121   1.40% to 1.52%      0.00%      -22.59% to -22.50%
2002    1,348,181   10.07 to 10.48     14,095,807   1.40% to 1.52%      0.00%       -6.64% to  -6.52%

International Equity Portfolio (Class 1)
2006    1,136,838   10.67 to 11.51     13,037,757   1.40% to 1.52%      0.50%       32.68% to  32.84%
2005    1,000,040    8.04 to  8.66      8,630,369   1.40% to 1.52%      1.22%       10.01% to  10.14%
2004    1,000,273    7.31 to  7.86      7,843,631   1.40% to 1.52%      1.00%       34.15% to  34.31%
2003      990,752    5.45 to  5.85      5,783,950   1.40% to 1.52%      0.42%      -24.84% to -24.75%
2002    1,166,987    7.25 to  7.78      9,048,213   1.40% to 1.52%      0.00%      -19.13% to -19.04%

Diversified Fixed Income Portfolio (Class 1)
2006      838,257   11.66 to 11.91      9,967,288   1.40% to 1.52%      3.07%       -1.83% to  -1.71%
2005      986,652   11.88 to 12.11     11,941,602   1.40% to 1.52%      3.02%        3.08% to   3.20%
2004    1,056,123   11.53 to 11.74     12,385,587   1.40% to 1.52%      2.45%       -0.42% to  -0.30%
2003    1,489,314   11.57 to 11.77     17,520,349   1.40% to 1.52%      0.48%        7.55% to   7.68%
2002    1,411,919   10.76 to 10.93     15,426,164   1.40% to 1.52%      3.00%        3.26% to   3.39%

Cash Management Portfolio (Class 1)
2006      617,132   10.74 to 10.85      6,695,478   1.40% to 1.52%      1.08%        1.76% to   1.91%
2005      401,782   10.56 to 10.65      4,277,354   1.40% to 1.52%      0.27%       -0.38% to  -0.25%
2004      303,221   10.60 to 10.67      3,235,873   1.40% to 1.52%      0.81%       -1.23% to  -1.09%
2003      547,327   10.73 to 10.79      5,904,008   1.40% to 1.52%      1.32%       -0.75% to  -0.61%
2002      531,352   10.81 to 10.86      5,766,910   1.40% to 1.52%      0.64%        0.60% to   0.71%

Focus Growth Portfolio (Class 1)
2006      958,186    7.66 to  8.18      7,824,198   1.40% to 1.52%      0.00%       19.41% to  19.55%
2005      923,917    6.42 to  6.84      6,310,171   1.40% to 1.52%      0.00%       -4.68% to  -4.56%
2004    1,101,057    6.73 to  7.17      7,873,424   1.40% to 1.52%      0.00%       27.97% to  28.12%
2003    1,099,996    5.26 to  5.60      6,135,879   1.40% to 1.52%      0.00%      -15.11% to -15.00%
2002    1,173,483    6.20 to  6.58      7,699,685   1.40% to 1.52%      0.00%      -14.01% to -13.90%

Growth Strategy (Class 2)
2006    9,362,205   17.69 to 17.96(8) 166,864,108   1.40% to 1.95%      0.72%       14.44% to  15.07%
2005    9,835,559   15.46 to 15.61(8) 152,584,844   1.40% to 1.95%      0.47%        4.36% to   4.93%
2004   10,609,338   14.82 to 14.88(8) 157,034,208   1.40% to 1.95%      0.72%       16.37% to  17.01%
2003    8,295,545   12.64 to 12.81    105,045,110   1.40% to 1.95%      1.10%      -12.01% to -11.43%
2002    6,910,595   14.30 to 14.48     98,937,250   1.40% to 1.95%      1.19%      -15.96% to  -4.75%(5)

Moderate Growth Strategy (Class 2)
2006   18,809,158   16.95 to 17.38    323,750,865   1.40% to 1.95%      1.04%       12.40% to  13.02%
2005   19,474,266   15.08 to 15.37    297,104,115   1.40% to 1.95%      0.78%        3.85% to   4.42%
2004   19,965,290   14.52 to 14.72    292,196,592   1.40% to 1.95%      1.07%       14.09% to  14.72%
2003   15,373,923   12.73 to 12.83    196,419,224   1.40% to 1.95%      1.49%       -9.89% to  -9.40%
2002   10,962,655   14.11 to 14.16    154,852,713   1.40% to 1.95%      1.57%      -13.25% to  -4.51%(5)

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

                       At April 30                                  For the Year Ended April 30
       --------------------------------------------   -------------------------------------------------------
                    Unit Fair Value                   Expense Ratio    Investment         Total Return
                       Lowest to         Net Assets       Lowest         Income             Lowest to
Year      Units     Highest ($) (7)         ($)       to Highest (1)    Ratio (2)          Highest (3)
----   ----------   ---------------     -----------   --------------   ----------   -------------------------
Balanced Growth Strategy (Class 2)
2006   16,691,709    16.13 to 16.49     272,827,560   1.40% to 1.95%      1.60%        8.98%    to   9.58%
2005   17,959,634    14.80 to 15.05     268,333,908   1.40% to 1.95%      1.26%        4.00%    to   4.57%
2004   18,767,867    14.23 to 14.39     268,615,260   1.40% to 1.95%      1.48%       11.20%    to  11.81%
2003   14,002,893    12.79 to 12.87     179,524,903   1.40% to 1.95%      1.79%       -6.55%    to  -6.03%
2002    9,013,774    13.64 to 13.70     123,147,411   1.40% to 1.95%      1.97%       -8.77%    to  -3.25%(5)

Conservative Growth Strategy (Class 2)
2006   11,328,500    15.66 to 15.88(8)  178,433,039   1.40% to 1.95%      2.11%        6.64%    to   7.23%
2005   13,019,391    14.68 to 14.81(8)  191,535,454   1.40% to 1.95%      1.70%        3.61%    to   4.18%
2004   13,601,996    14.17 to 14.21(8)  192,367,449   1.40% to 1.95%      1.92%        8.61%    to   9.21%
2003   11,312,263    12.93 to 13.11     146,699,325   1.40% to 1.95%      2.13%       -3.46%    to  -2.94%
2002    6,071,979    13.35 to 13.53      81,208,456   1.40% to 1.95%      2.47%       -5.31%    to  -0.98%(5)

Large Cap Growth Portfolio (Class 2)
2006    9,613,326     9.37 to 9.58       91,255,815   1.40% to 1.95%      0.20%       13.61%    to  14.23%
2005    9,062,550     8.25 to 8.39       75,431,698   1.40% to 1.95%      0.00%        2.97%    to   3.53%
2004    8,958,148     8.01 to 8.10       72,131,748   1.40% to 1.95%      0.00%       18.37%    to  19.02%
2003    6,679,182     6.77 to 6.81       45,250,524   1.40% to 1.95%      0.00%      -14.64%    to -14.18%
2002    4,680,882     7.90 to 7.95       37,007,912   1.40% to 1.95%      0.00%      -21.84%    to  -9.76%(5)

Large Cap Composite Portfolio (Class 2)
2006    3,076,368    10.12 to 10.32      31,480,171   1.40% to 1.95%      0.58%       11.89%    to  12.51%
2005    3,116,579     9.04 to  9.17(8)   28,390,627   1.40% to 1.95%      0.10%        3.50%    to   4.06%
2004    3,143,934     8.74 to  8.81(8)   27,564,090   1.40% to 1.95%      0.07%       17.80%    to  18.45%
2003    2,472,403     7.39 to  7.45      18,323,498   1.40% to 1.95%      0.20%      -16.46%    to -16.00%
2002    1,735,375     8.82 to  8.88      15,328,272   1.40% to 1.95%      0.00%      -15.19%    to  -5.80%(5)

Large Cap Value Portfolio (Class 2)
2006    8,371,478    13.76 to 14.45     119,267,820   1.40% to 1.95%      0.80%       14.78%    to  15.41%
2005    8,662,073    11.99 to 12.52     107,244,514   1.40% to 1.95%      0.68%        6.87%    to   7.45%
2004    7,891,730    11.22 to 11.65      91,234,932   1.40% to 1.95%      0.75%       22.85%    to  23.52%
2003    6,106,189     9.13 to  9.43      57,267,796   1.40% to 1.95%      0.27%      -16.95%    to -16.50%
2002    4,675,294    11.00 to 11.30      52,651,828   1.40% to 1.95%      0.43%       -8.79%    to  -5.42%(5)

Mid Cap Growth Portfolio (Class 2)
2006    5,413,912    17.89 to 18.20      97,719,057   1.40% to 1.95%      0.00%       29.44%    to  30.15%
2005    5,145,797    13.82 to 13.78(8)   71,468,422   1.40% to 1.95%      0.00%        1.17%    to   1.72%
2004    5,124,765    13.66 to 13.75(8)   70,053,839   1.40% to 1.95%      0.00%       33.50%    to  34.23%
2003    3,521,157    10.18 to 10.28      35,910,398   1.40% to 1.95%      0.00%      -16.40%    to -15.95%
2002    2,843,909    12.14 to 12.25      34,553,224   1.40% to 1.95%      0.00%      -11.22%    to  -1.75%(5)

Mid Cap Value Portfolio (Class 2)
2006    5,401,784    21.84 to 23.68     125,363,809   1.40% to 1.95%      0.46%       19.07%    to  19.73%
2005    5,691,824    18.34 to 19.78     110,814,485   1.40% to 1.95%      0.32%       13.96%    to  14.59%
2004    4,849,209    16.10 to 17.26      82,845,283   1.40% to 1.95%      0.60%       30.47%    to  31.19%
2003    3,753,592    12.34 to 13.16      49,036,878   1.40% to 1.95%      0.16%      -16.27%    to -15.82%
2002    3,225,649    14.73 to 15.63      50,248,919   1.40% to 1.95%      0.59%        2.88%(5) to  10.04%

Small Cap Portfolio (Class 2)
2006    6,471,911    12.63 to 12.88      82,694,327   1.40% to 1.95%      0.00%       23.70%    to  24.38%
2005    6,102,359    10.21 to 10.36(8)   62,783,384   1.40% to 1.95%      0.00%       -0.84%    to  -0.29%
2004    5,957,810    10.30 to 10.39(8)   61,539,737   1.40% to 1.95%      0.00%       27.67%    to  28.37%
2003    3,845,782     8.04 to  8.12      30,985,906   1.40% to 1.95%      0.00%      -23.03%    to -22.61%
2002    2,996,292    10.42 to 10.51      31,232,150   1.40% to 1.95%      0.00%       -6.89%    to   2.01%(5)

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

                       At April 30                                  For the Year Ended April 30
       --------------------------------------------   --------------------------------------------------------
                    Unit Fair Value                   Expense Ratio    Investment          Total Return
                       Lowest to         Net Assets       Lowest         Income             Lowest to
Year      Units     Highest ($) (7)         ($)       to Highest (1)    Ratio (2)          Highest (3)
----   ----------   ---------------     -----------   --------------   ----------   --------------------------
International Equity Portfolio (Class 2)
2006   11,388,257    11.20 to 11.40     128,870,052   1.40% to 1.95%      0.38%        31.92%    to  32.64%
2005    9,957,879     8.49 to  8.60(8)   85,111,831   1.40% to 1.95%      1.10%         9.38%    to   9.98%
2004    7,613,301     7.76 to  7.82(8)   59,260,099   1.40% to 1.95%      0.88%        33.38%    to  34.10%
2003    5,179,868     5.80 to  5.83      30,120,703   1.40% to 1.95%      0.23%       -25.25%    to -24.96%
2002    2,956,184     7.74 to  7.79      22,913,462   1.40% to 1.95%      0.00%       -19.32%    to  -1.39%(5)

Diversified Fixed Income Portfolio (Class 2)
2006    9,069,350    11.25 to 11.81     105,605,696   1.40% to 1.95%      2.97%        -2.40%    to  -1.86%
2005   10,457,794    11.53 to 12.04     124,451,319   1.40% to 1.95%      2.94%         2.49%    to   3.05%
2004   11,202,717    11.25 to 11.68     129,845,199   1.40% to 1.95%      2.22%        -0.99%    to  -0.45%
2003   12,205,305    11.36 to 11.73     142,395,670   1.40% to 1.95%      0.47%         6.97%    to   7.52%
2002    4,759,508    10.62 to 10.91      51,800,174   1.40% to 1.95%      3.18%        -1.36%(5) to   3.24%

Cash Management Portfolio (Class 2)
2006    3,669,725    10.52 to 10.76      39,177,156   1.40% to 1.95%      0.89%         1.19%    to   1.75%
2005    5,187,723    10.40 to 10.58      54,495,028   1.40% to 1.95%      0.17%        -0.94%    to  -0.40%
2004    4,648,052    10.50 to 10.62      49,137,559   1.40% to 1.95%      0.62%        -1.78%    to  -1.24%
2003    4,668,834    10.68 to 10.76      50,041,649   1.40% to 1.95%      1.30%        -1.28%    to  -0.76%
2002    2,950,078    10.79 to 10.86      31,893,473   1.40% to 1.95%      0.62%        -0.25 (5) to   0.57%

Focus Growth Portfolio (Class 2)
2006    8,934,171     7.94 to  8.12      71,917,928   1.40% to 1.95%      0.00%        18.72%    to  19.37%
2005    9,539,037     6.69 to  6.80(8)   64,423,382   1.40% to 1.95%      0.00%        -5.22%    to  -4.70%
2004    9,361,514     7.06 to  7.13(8)   66,439,046   1.40% to 1.95%      0.00%        27.24%    to  27.94%
2003    6,602,801     5.54 to  5.59      36,675,271   1.40% to 1.95%      0.00%       -15.59%    to -15.13%
2002    5,145,160     6.55 to  6.59      33,702,315   1.40% to 1.95%      0.00%       -14.25%    to  -4.46%(5)

Focus Growth and Income Portfolio (Class 2)
2006    4,767,365    10.27 to 10.53(8)   48,653,637   1.40% to 1.95%      0.21%        14.99%    to  15.62%
2005    5,289,872     8.93 to  9.10(8)   46,705,858   1.40% to 1.95%      0.00%         0.11%    to   0.66%
2004    5,668,168     8.92 to  9.04(8)   49,667,898   1.40% to 1.95%      0.00%        20.45%    to  21.12%
2003    3,072,999     7.10 to  7.47      22,237,737   1.40% to 1.95%      0.00%       -13.01%    to -12.53%
2002    1,679,285     8.14 to  8.55      13,818,473   1.40% to 1.95%      0.05%        -8.96%    to   2.02%(5)

Focus Value Portfolio (Class 2)
2006    4,617,687    15.70 to 16.18      74,141,163   1.40% to 1.95%      0.07%        18.51%    to  19.16%
2005    4,729,943    13.25 to 13.58      63,830,283   1.40% to 1.95%      0.67%         9.95%    to  10.55%
2004    3,898,970    12.05 to 12.28      47,700,345   1.40% to 1.95%      0.00%        29.60%    to  30.31%
2003    2,235,185     9.30 to  9.44      21,014,443   1.40% to 1.95%      1.08%       -12.72%    to -12.24%
2002    1,266,808    10.65 to 10.79      13,591,403   1.40% to 1.95%      0.00%        -3.51%(4) to   7.40%(5)

Focus TechNet Portfolio (Class 2)
2006    6,379,660     5.27 to  5.39(8)   35,612,700   1.40% to 1.95%      0.00%        29.38%    to  30.08%
2005    6,167,482     4.07 to  4.15(8)   26,595,288   1.40% to 1.95%      0.00%        -3.99%    to  -3.45%
2004    6,441,127     4.24 to  4.29(8)   28,955,179   1.40% to 1.95%      0.00%        52.52%    to  53.36%
2003    3,656,127     2.78 to  3.09      10,693,989   1.40% to 1.95%      0.00%       -15.57%    to -15.12%
2002    1,430,649     3.30 to  3.65       5,099,065   1.40% to 1.95%      0.00%       -47.98%    to -25.68%(5)

Growth Strategy (Class 3)
2006    3,286,645    17.30 to 17.93(8)   58,674,984   1.40% to 1.95%      0.64%        14.33%    to  14.95%
2005    2,403,864    15.13 to 15.60(8)   37,340,154   1.40% to 1.95%      0.43%         4.24%    to   4.82%
2004      720,543    14.51 to 14.88(8)   10,671,640   1.40% to 1.95%      0.20%         4.41%    to  15.51%(9)
2003        2,839    12.57 to 12.81          36,337   1.55% to 1.95%      0.05%         2.09%(6) to   4.11%(6)
2002           --                --              --               --        --                          --

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                   Unit Fair Value                   Expense Ratio   Investment       Total Return
                      Lowest to        Net Assets       Lowest         Income          Lowest to
Year     Units     Highest ($) (7)        ($)       to Highest (1)    Ratio (2)       Highest (3)
----   ---------   ---------------    -----------   --------------   ----------   -------------------
Moderate Growth Strategy (Class 3)
2006   6,692,848   16.70 to 17.34     115,418,785   1.40% to 1.95%      0.98%     12.29%    to 12.91%
2005   5,373,257   14.87 to 15.36      82,125,336   1.40% to 1.95%      0.76%      3.73%    to  4.31%
2004   1,716,904   14.34 to 14.73      25,167,840   1.40% to 1.95%      0.26%      3.65%    to 14.01%(9)
2003      17,478   12.58 to 12.82         223,550   1.55% to 1.95%      0.00%      2.09%(6) to  4.06%(6)
2002          --               --              --              --         --                      --

Balanced Growth Strategy (Class 3)
2006   5,786,033   15.93 to 16.45      94,463,664   1.40% to 1.95%      1.51%      8.87%    to  9.47%
2005   5,135,222   14.64 to 15.03      76,653,458   1.40% to 1.95%      1.31%      3.88%    to  4.46%
2004   1,634,224   14.09 to 14.39      23,311,741   1.40% to 1.95%      1.05%      3.31%    to 11.12%(9)
2003      32,509   12.68 to 12.84         415,754   1.55% to 1.95%      0.00%      2.54%(6) to  3.84%(6)
2002          --               --              --              --         --                      --

Conservative Growth Strategy (Class 3)
2006   3,299,123   15.37 to 15.84(8)   52,049,128   1.40% to 1.95%      2.04%      6.54%    to  7.12%
2005   3,032,263   14.43 to 14.78(8)   44,705,045   1.40% to 1.95%      1.82%      3.50%    to  4.07%
2004   1,159,282   13.94 to 14.21(8)   16,435,218   1.40% to 1.95%      1.19%      2.39%    to  8.25%(9)
2003       2,500   12.88 to 13.13          32,812   1.55% to 1.95%      0.07%      2.04%(6) to  4.04%(6)
2002          --               --              --              --         --                      --

Large Cap Growth Portfolio (Class 3)
2006   3,988,505    9.28 to  9.56      37,944,471   1.40% to 1.95%      0.12%     13.49%    to 14.11%
2005   2,938,773    8.18 to  8.38      24,521,219   1.40% to 1.95%      0.00%      2.87%    to  3.43%
2004     885,941    7.95 to  8.10       7,147,072   1.40% to 1.95%      0.00%      6.22%    to 18.22%(9)
2003       7,268    6.73 to  6.82          49,212   1.55% to 1.95%      0.00%      2.17%(6) to  3.53%(6)
2002          --               --             --              --         --                      --

Large Cap Composite Portfolio (Class 3)
2006   1,084,315    9.91 to 10.30      11,110,980   1.40% to 1.95%      0.50%     11.78%    to 12.40%
2005     806,657    8.87 to  9.16       7,357,615   1.40% to 1.95%      0.00%      3.40%    to  3.96%
2004     297,454    8.58 to  8.81       2,612,628   1.40% to 1.95%      0.01%      4.81%    to 17.06%(9)
2003         309    7.33 to  7.46           2,299   1.55% to 1.95%      0.04%      1.86%(6) to  3.62%(6)
2002          --               --              --              --         --                      --

Large Cap Value Portfolio (Class 3)
2006   2,972,081   13.67 to 14.41      42,392,753   1.40% to 1.95%      0.72%     14.66%    to 15.29%
2005   2,265,870   11.93 to 12.50      28,080,226   1.40% to 1.95%      0.62%      6.77%    to  7.36%
2004     616,248   11.17 to 11.65       7,114,625   1.40% to 1.95%      0.23%      7.16%    to 22.72%(9)
2003       5,431    9.10 to  9.22          49,751   1.55% to 1.95%      0.01%      3.90%(6) to  5.21%(6)
2002          --               --              --              --         --                      --

Mid Cap Growth Portfolio (Class 3)
2006   2,289,525   17.68 to 18.17      41,386,023   1.40% to 1.95%      0.00%     29.31%    to 30.02%
2005   1,725,705   13.67 to 13.97(8)   24,007,901   1.40% to 1.95%      0.00%      1.07%    to  1.63%
2004     543,723   13.53 to 13.75(8)    7,442,389   1.40% to 1.95%      0.00%      5.73%    to 33.33%(9)
2003       4,200   10.14 to 10.28          43,086   1.55% to 1.95%      0.00%      6.55%(6) to  7.99%(6)
2002          --               --              --              --         --                      --

Mid Cap Value Portfolio (Class 3)
2006   1,997,371   21.53 to 23.62      46,281,114   1.40% to 1.95%      0.38%     18.96%    to 19.61%
2005   1,492,345   18.10 to 19.75      29,054,970   1.40% to 1.95%      0.22%     13.86%    to 14.49%
2004     398,183   15.90 to 17.25       6,773,706   1.40% to 1.95%      0.16%      9.50%    to 30.24%(9)
2003       3,543   12.21 to 12.42          43,996   1.55% to 1.95%      0.00%      2.81%(6) to  4.60%(6)
2002          --               --              --              --         --                      --

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                   Unit Fair Value                   Expense Ratio   Investment       Total Return
                      Lowest to        Net Assets       Lowest         Income          Lowest to
Year     Units     Highest ($) (7)        ($)       to Highest (1)    Ratio (2)       Highest (3)
----   ---------   ---------------    -----------   --------------   ----------   -------------------
Small Cap Portfolio (Class 3)
2006   2,924,935   12.47 to 12.85      37,438,854   1.40% to 1.95%      0.00%     23.58%    to 24.26%
2005   2,268,515   10.09 to 10.34(8)   23,377,830   1.40% to 1.95%      0.00%     -0.93%    to -0.38%
2004     677,642   10.19 to 10.38(8)    7,010,238   1.40% to 1.95%      0.00%      1.57%    to 27.38%(9)
2003       3,121    8.00 to  8.13          25,364   1.55% to 1.95%      0.00%      4.34%(6) to  6.05%(6)
2002          --               --              --              --         --                      --

International Equity Portfolio (Class 3)
2006   3,978,195   11.05 to 11.38      45,021,340   1.40% to 1.95%      0.30%     31.78%    to 32.51%
2005   2,763,283    8.39 to  8.59      23,626,162   1.40% to 1.95%      1.09%      9.28%    to  9.88%
2004     722,860    7.68 to  7.82       5,629,172   1.40% to 1.95%      0.28%     11.21%    to 33.25%(9)
2003      10,162    5.76 to  5.83          59,092   1.55% to 1.95%      0.00%     -2.09%(6) to -0.89%(6)
2002          --               --              --              --         --                      --

Diversified Fixed Income Portfolio (Class 3)
2006   3,012,477   11.26 to 11.79      34,930,562   1.40% to 1.95%      2.84%     -2.50%    to -1.96%
2005   2,672,785   11.55 to 12.03      31,684,920   1.40% to 1.95%      3.06%      2.39%    to  2.95%
2004     845,644   11.28 to 11.68       9,739,997   1.40% to 1.95%      1.33%     -0.73%    to -1.08%(9)
2003     151,344   11.40 to 11.42       1,727,262   1.55% to 1.95%      0.00%      2.14%(6) to  2.26%(6)
2002          --               --              --              --         --                      --

Cash Management Portfolio (Class 3)
2006   1,254,605   10.53 to 10.74      13,390,024   1.40% to 1.95%      0.82%      1.10%    to  1.65%
2005   1,160,549   10.41 to 10.56      12,194,941   1.40% to 1.95%      0.09%     -1.05%    to -0.50%
2004     618,067   10.52 to 10.61       6,541,352   1.40% to 1.95%      0.52%     -0.62%    to -1.97%(9)
2003      23,143   10.74 to 10.75         248,498   1.55% to 1.95%      0.00%     -0.77%(6) to -0.65%(6)
2002          --               --              --              --         --                      --

Focus Growth Portfolio (Class 3)
2006   3,839,654    7.77 to  8.10      30,961,443   1.40% to 1.95%      0.00%     18.60%    to 19.26%
2005   3,134,538    6.55 to  6.79(8)   21,200,125   1.40% to 1.95%      0.00%     -5.32%    to -4.80%
2004   1,197,522    6.92 to  7.13(8)    8,510,091   1.40% to 1.95%      0.00%      3.95%    to 26.03%(9)
2003       1,179    5.49 to  5.59           6,577   1.55% to 1.95%      0.00%      3.00%(6) to  4.86%(6)
2002          --               --             --              --         --                      --

Focus Growth and Income Portfolio (Class 3)
2006   2,736,422   10.11 to 10.51(8)   28,200,644   1.40% to 1.95%      0.12%     14.87%    to 15.51%
2005   2,458,873    8.80 to  9.10(8)   21,925,296   1.40% to 1.95%      0.00%      0.01%    to  0.56%
2004   1,023,866    8.80 to  9.05(8)    9,056,300   1.40% to 1.95%      0.00%      3.49%    to 19.89%(9)
2003      10,294    7.34 to  7.47          76,908   1.55% to 1.95%      0.00%      5.34%(6) to  7.20%(6)
2002          --               --              --              --         --                      --

Focus Value Portfolio (Class 3)
2006   1,931,692   15.48 to 16.14      30,982,110   1.40% to 1.95%      0.00%     18.39%    to 19.04%
2005   1,526,633   13.07 to 13.56      20,591,059   1.40% to 1.95%      0.63%      9.84%    to 10.45%
2004     449,774   11.90 to 12.28       5,497,137   1.40% to 1.95%      0.00%      5.59%    to 28.97%(9)
2003       1,793    9.23 to  9.37          16,771   1.55% to 1.95%      0.04%      9.36%(6) to 11.01%(6)
2002          --               --              --              --         --                      --

Focus TechNet Portfolio (Class 3)
2006   3,520,360    5.19 to  5.38(8)   19,308,090   1.40% to 1.95%      0.00%     29.24%    to 29.95%
2005   2,656,623    4.02 to  4.14(8)   11,262,544   1.40% to 1.95%      0.00%     -4.11%    to -3.55%
2004   1,038,166    4.19 to  4.29       4,580,878   1.40% to 1.95%      0.00%     11.26%    to 51.38%(9)
2003         127    2.77 to  2.81             354   1.55% to 1.95%      0.00%     14.71%(6) to 16.36%(6)
2002          --               --              --              --         --                      --

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                   Unit Fair Value                   Expense Ratio   Investment      Total Return
                      Lowest to        Net Assets       Lowest         Income          Lowest to
Year     Units     Highest ($) (7)        ($)       to Highest (1)    Ratio (2)       Highest (3)
----   ---------   ---------------    -----------   --------------   ----------   -------------------
Allocation Moderate Portfolio (Class 3)
2006   6,902,373   10.89 to 10.97      75,547,043   1.40% to 1.95%      1.16%     12.54%     to 13.16%
2005     906,466    9.68 to  9.69       8,781,684   1.40% to 1.95%      0.00%     -3.20%(10) to -3.09%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

Allocation Moderate Growth Portfolio (Class 3)
2006   9,886,182   11.15 to 11.22     110,723,237   1.40% to 1.95%      0.85%     15.81%     to 16.45%
2005     753,392    9.63 to  9.64       7,258,771   1.40% to 1.95%      0.00%     -3.74%(10) to -3.62%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

Allocation Growth Portfolio (Class 3)
2006   6,179,665   11.42 to 11.50      70,929,729   1.40% to 1.95%      0.46%     19.44%     to 20.10%
2005     793,312    9.56 to  9.58(8)    7,594,005   1.40% to 1.95%      0.00%     -4.35%(10) to -4.24%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

Allocation Balanced Portfolio (Class 3)
2006   3,942,190   10.62 to 10.69      42,060,300   1.40% to 1.95%      1.48%      9.09%     to  9.68%
2005     818,684    9.74 to  9.75       7,979,266   1.40% to 1.95%      0.00%     -2.62%(10) to -2.51%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

Strategic Fixed Income Portfolio (Class 3)
2006     977,564   10.14 to 10.22       9,971,624   1.40% to 1.95%      2.80%      5.05%     to  5.69%
2005     271,085    9.65 to  9.67       2,620,058   1.40% to 1.95%      0.00%     -3.45%(10) to -3.26%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

(1) These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. In 2004, the Separate Account adopted SOP 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies (the "SOP"). In accordance with the SOP, the total return range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year. Prior to 2004, the total return range of minimum and maximum values was calculated independently of the product groupings that produced the lowest and highest expense ratio.

(4)  For Period from October 4, 2001 (inception) to April 30, 2002.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

(5)  For Period from December 10, 2001 (inception) to April 30, 2002.

(6)  For Period from November 11, 2002 (inception) to April 30, 2003.

(7) In 2004, in accordance with the SOP, the unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions. Prior to 2004, the unit fair value range of minimum and maximum values was calculated independently of the product grouping that produced the lowest and highest expense ratio.

(8) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(9) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(10) For Period from February 14, 2005 (inception) to April 30, 2005.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page
                                                                       Number(s)
                                                                       ---------
Consolidated Balance Sheet (Unaudited) - September 30, 2006 and
December 31, 2005                                                        1 to 2

Consolidated Statement of Income and Comprehensive Income
(Unaudited) - Nine Months Ended September 30, 2006 and 2005              3 to 4

Consolidated Statement of Cash Flows (Unaudited) -Nine Months Ended
September 30, 2006 and 2005                                              5 to 6

Notes to Consolidated Financial Statements (Unaudited)                   7 to 9

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                                                              September 30,   December 31,
                                                                                   2006           2005
                                                                              -------------   ------------
                                                                                     (in thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                                             $   214,391     $   190,066
   Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost:  September 30, 2006, $4,180,958;
      December 31, 2005, $4,821,973)                                             4,189,314       4,870,876
   Mortgage loans                                                                  584,086         490,876
   Policy loans                                                                    162,846         170,353
   Mutual funds                                                                     28,307          24,380
   Common stocks available for sale, at fair value
      (cost: September 30, 2006, $21,979; December 31, 2005, $25,015)               22,249          26,341
   Securities lending collateral, at market value (which approximates cost)      2,275,266       1,278,694
   Other invested assets                                                            64,644          65,310
                                                                               ------------    -----------
   Total investments and cash                                                    7,541,103       7,116,896

Variable annuity assets held in separate accounts                               26,068,352      24,379,389
Accrued investment income                                                           65,945          67,911
Deferred acquisition costs                                                       1,448,129       1,378,018
Other deferred expenses                                                            264,578         255,601
Income taxes currently receivable from Parent                                       22,483           4,833
Goodwill                                                                            14,038          14,038
Other assets                                                                        71,237          56,327
                                                                               ------------    -----------
TOTAL ASSETS                                                                   $35,495,865     $33,273,013
                                                                               ============    ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                   (Unaudited)

                                                                              September 30,   December 31,
                                                                                   2006           2005
                                                                              -------------   ------------
                                                                                     (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable annuity
   contracts                                                                   $ 3,129,297     $ 3,548,441
   Reserves for universal life insurance contracts                               1,424,598       1,472,956
   Reserves for guaranteed investment contracts                                     43,515         117,556
   Reserves for guaranteed benefits                                                 81,538          65,895
   Securities lending payable                                                    2,275,266       1,278,694
   Due to affiliates                                                                 7,229          11,914
   Other liabilities                                                               214,981         227,793
                                                                               -----------     -----------
   Total reserves, payables and accrued liabilities                              7,176,424       6,723,249

Variable annuity liabilities related to separate accounts                       26,068,352      24,379,389
Deferred income taxes                                                              335,276         316,578
                                                                               -----------     -----------
Total liabilities                                                               33,580,052      31,419,216
                                                                               -----------     -----------
Shareholder's equity:
   Common stock                                                                      3,511           3,511
   Additional paid-in capital                                                      761,563         761,259
   Retained earnings                                                             1,147,515       1,074,953
   Accumulated other comprehensive income                                            3,224          14,074
                                                                               -----------     -----------
   Total shareholder's equity                                                    1,915,813       1,853,797
                                                                               -----------     -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                     $35,495,865     $33,273,013
                                                                               ===========     ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
              For the nine months ended September 30, 2006 and 2005
                                   (Unaudited)

                                                                              2006       2005
                                                                            --------   --------
                                                                               (in thousands)
REVENUES
   Fee income:
      Variable annuity policy fees, net of reinsurance                      $360,012   $316,457
      Asset management fees                                                   59,144     61,727
      Universal life insurance policy fees, net of reinsurance                26,706     25,025
      Surrender charges                                                       20,314     20,881
      Other fees                                                              10,628     11,740
                                                                            --------   --------
   Total fee income                                                          476,804    435,830
   Investment income                                                         246,736    263,873
   Net realized investment gains                                               1,757     21,653
                                                                            --------   --------
Total revenues                                                               725,297    721,356
                                                                            --------   --------

BENEFITS AND EXPENSES
   Interest expense:
      Fixed annuity and fixed accounts of variable annuity contracts          82,868     94,529
      Universal life insurance contracts                                      49,977     52,945
      Guaranteed investment contracts                                          3,732      4,952
                                                                            --------   --------
   Total interest expense                                                    136,577    152,426

   Amortization of bonus interest                                             15,473     13,093
   Claims on universal life insurance contracts, net of reinsurance
      recoveries                                                              15,783     13,891
   Guaranteed benefits, net of reinsurance recoveries                         42,050     20,739
   General and administrative expenses                                       109,495    102,323
   Amortization of deferred acquisition costs and other deferred expenses    154,392    165,943
   Annual commissions                                                         66,998     56,127
                                                                            --------   --------
Total benefits and expenses                                                  540,768    524,542
                                                                            --------   --------
PRETAX INCOME                                                                184,529    196,814

Income tax expense                                                            31,967     54,550
                                                                            --------   --------
NET INCOME                                                                  $152,562   $142,264
                                                                            --------   --------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
              For the nine months ended September 30, 2006 and 2005
                                   (Unaudited)

                                                                            2006       2005
                                                                          --------   --------
                                                                             (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:
Net unrealized losses on debt and equity securities available for sale identified in the current period, less related amortization of
   deferred acquisition costs and other deferred expenses                 $ (8,646)  $(48,920)
Less reclassification adjustment for net realized gains included in net
   income                                                                   (9,686)   (17,361)
Net unrealized gains (losses) on foreign currency                            1,638     (1,360)
Income tax benefit                                                           5,844     23,675
                                                                          --------   --------
OTHER COMPREHENSIVE LOSS                                                   (10,850)   (43,966)
                                                                          --------   --------
COMPREHENSIVE INCOME                                                      $141,712   $ 98,298
                                                                          ========   ========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
              For the nine months ended September 30, 2006 and 2005
                                   (Unaudited)

                                                                           2006         2005
                                                                        ---------   -----------
                                                                             (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $ 152,562   $   142,264
Adjustments to reconcile net income to net cash provided by operating activities:
   Interest credited to:
       Fixed annuity and fixed accounts of variable annuity contracts      82,868        94,529
       Universal life insurance contracts                                  49,977        52,945
       Guaranteed investment contracts                                      3,732         4,952
   Net realized investment gains                                           (1,757)      (21,653)
   Amortization of net premium on investments                               1,957         6,380
   Amortization of deferred acquisition costs and other expenses          169,865       179,036
   Acquisition costs deferred                                            (182,044)     (149,187)
   Other expenses deferred                                                (18,716)      (14,084)
   Provision for deferred income taxes                                     24,540        78,233
   Change in:
       Accrued investment income                                            1,966         2,474
       Income taxes currently receivable from Parent                      (17,650)      (34,165)
       Other assets                                                       (14,910)       (8,367)
       Due from/to affiliates                                              (4,685)       (8,090)
       Other liabilities                                                   (6,291)        2,550
   Other, net                                                             (11,795)      (12,154)
                                                                        ---------   -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                 229,619       315,663
                                                                        ---------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds, notes and redeemable preferred stocks                          (531,880)   (1,510,343)
   Mortgage loans                                                        (159,922)      (71,307)
   Other investments, excluding short-term investments                    (14,723)      (35,191)
Sales of:
   Bonds, notes and redeemable preferred stocks                           557,687     1,166,975
   Other investments, excluding short-term investments                      6,162        56,523
Redemptions and maturities of:
   Bonds, notes and redeemable preferred stocks                           614,386       657,189
   Mortgage loans                                                          66,729       171,905
   Other investments, excluding short-term investments                      7,626        13,188
Change in securities lending collateral                                  (996,572)      (90,587)
                                                                        ---------   -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     $(450,507)  $   358,352
                                                                        ---------   -----------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
              For the nine months ended September 30, 2006 and 2005
                                   (Unaudited)

                                                                          2006         2005
                                                                      -----------   ---------
                                                                           (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity and fixed accounts of variable annuity contracts     $ 1,233,841   $ 981,372
   Universal life insurance contracts                                      28,475      31,122
Net exchanges from the fixed accounts of variable annuity contracts    (1,116,929)   (822,367)
Withdrawal payments on:
   Fixed annuity and fixed accounts of variable annuity contracts        (561,537)   (435,145)
   Universal life insurance contracts                                     (38,539)    (46,044)
   Guaranteed investment contracts                                        (77,668)   (103,420)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity and fixed accounts of variable annuity contracts         (62,726)    (77,425)
   Universal life insurance contracts                                     (76,276)    (75,083)
Changes in securities lending payable                                     996,572      90,587
Dividend paid to Parent                                                   (80,000)    (25,000)
                                                                      -----------   ---------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                       245,213    (481,403)
                                                                      -----------   ---------
NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS                            24,325     192,612

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                                                 190,066     201,117
                                                                      -----------   ---------
CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                                                   $   214,391   $ 393,729
                                                                      ===========   =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid to Parent                                           $    25,077   $  11,097
                                                                      ===========   =========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

1.   BASIS OF PRESENTATION

     AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG").

     The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     These unaudited condensed financial statements do not include certain financial information required by U.S. generally accepted accounting principles ("GAAP") for complete financial statements and should be read in conjunction with the audited financial statements and the related notes for the year ended December 31, 2005. In the opinion of management, all normal recurring adjustments have been made for a fair statement of the results presented herein. Certain amounts have been reclassified in the 2005 financial statements to conform to their 2006 presentation.

2.   RECENTLY ISSUED ACCOUNTING STANDARDS

     In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1,"Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). This statement provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is evaluating the provisions of SOP 05-1. Based on current practices, management believes the adoption of SOP 05-1 will not have a material impact on the consolidated financial position, results of operations or cash flows of the Company.

     In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. Management is currently assessing the effect of implementing this guidance.

     In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently assessing the effect of implementing this guidance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)

3.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has four agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, pursuant to these agreements the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at September 30, 2006 is $108,562,000. These commitments expire in 2006 and 2007. Related to each of these agreements are participation agreements under which the Parent will share $39,377,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

     Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and concluded negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. These settlements did not, however, resolve litigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

     As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

4.   RELATED PARTY TRANSACTION

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)

4.   RELATED PARTY TRANSACTION (Continued)

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting, although variable accounting will continue to be applied where SICO makes cash payments pursuant to elections made prior to March 2005. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $304,000 and $982,000 and for the nine months ended September 30, 2006 and 2005, respectively, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income with a corresponding increase to additional paid-in capital.

     The Company has a support agreement in effect between the Company and its ultimate parent company, AIG. The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG and an affiliate of the Company. American Home's statutory financial statements are contained in the Company's variable annuity registration statements filed with the SEC. Additionally, American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

5.   SUBSEQUENT EVENT

     On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.